                                     [LOGO]

                                   PROSPECTUS


                               DECEMBER 29, 1995

                 [ ] WARBURG PINCUS EMERGING MARKETS FUND
                 [ ] WARBURG PINCUS INTERNATIONAL EQUITY FUND
                 [ ] WARBURG PINCUS JAPAN GROWTH FUND
                 [ ] WARBURG PINCUS JAPAN OTC FUND

                                                              Rule 497(c)
                                         Securities Act File No. 33-27031
                                 Investment Company Act File No. 811-5765


                              WARBURG PINCUS FUNDS
                                 P.O. BOX 9030
                        BOSTON, MASSACHUSETTS 02205-9030
                        TELEPHONE NUMBER: (800) 888-6878

                                                               December 29, 1995

PROSPECTUS

Warburg Pincus Funds are a family of open-end mutual funds that offer investors a variety of investment opportunities. Four funds are described in this
Prospectus:

WARBURG PINCUS EMERGING MARKETS FUND seeks growth of capital by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets.

WARBURG PINCUS INTERNATIONAL EQUITY FUND seeks long-term capital appreciation by investing in international equity securities that are considered by the Fund's investment adviser to have above-average potential for appreciation.

WARBURG PINCUS JAPAN GROWTH FUND seeks long-term growth of capital by investing principally in equity securities of Japanese issuers.
WARBURG PINCUS JAPAN OTC FUND seeks long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See 'Risk Factors and Special Considerations.'
NO LOAD CLASS OF COMMON SHARES

Each Fund offers two classes of shares. A class of Common Shares that is 'no load' is offered by this Prospectus (i) directly from the Funds' distributor, Counsellors Securities Inc., and (ii) through various brokerage firms including Charles Schwab & Company, Inc. Mutual Fund OneSourceTM Program; Fidelity Brokerage Services, Inc. FundsNetworkTM Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc. The availability of the Japan OTC Fund through these brokerage firms may vary. Common Shares of the Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund are subject to a 12b-1 fee of .25% per annum.

The minimum initial investment in each Fund is $2,500 ($500 for an IRA or Uniform Gifts to Minors Act account) and the minimum subsequent investment is $100. Through the Automatic Monthly Investment Plan, subsequent investment minimums may be as low as $50. See 'How to Purchase Shares.'

LOW MINIMUM INVESTMENT

This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC') and is available to investors without charge by calling Warburg Pincus Funds at (800) 257-5614. Information regarding the status of shareholder accounts may be obtained by calling Warburg Pincus Funds at (800) 888-6878. The Statements of Additional Information, as amended or supplemented from time to time, bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.

--------------------------------------------------------------------------------

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION  OR  ANY STATE  SECURITIES  COMMISSION NOR  HAS  THE
     SECURITIES   AND  EXCHANGE   COMMISSION  OR   ANY  STATE  SECURITIES
       COMMISSION  PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF   THIS
          PROSPECTUS.    ANY  REPRESENTATION  TO     THE CONTRARY
                             IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUNDS' EXPENSES

     Each of Warburg, Pincus Emerging Markets Fund, International Equity Fund, Japan Growth Fund and Japan OTC Fund (the 'Funds') currently offers two separate classes of shares: Common Shares and Advisor Shares. For a description of Advisor Shares see 'General Information.' Common Shares of the Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund pay the Fund's distributor a 12b-1 fee. See 'Management of the Funds -- Distributor.'

                                                                         EMERGING     INTERNATIONAL     JAPAN      JAPAN
                                                                         MARKETS         EQUITY         GROWTH      OTC
                                                                           FUND           FUND           FUND      FUND
                                                                         --------     -------------     ------     -----
Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases (as a percentage of
       offering price)..................................................      0               0             0         0
     Redemption Fee (as a percentage of the value of shares redeemed)...      0               0             0      1.00 %*
Annual Fund Operating Expenses (as a percentage of average net assets)
     Management Fees....................................................      0            1.00%          .80%      .93 %
     12b-1 Fees.........................................................    .25%              0           .25%      .25 %
     Other Expenses.....................................................    .75%            .39%          .70%      .57 %
                                                                         --------        ------         ------     -----
     Total Fund Operating Expenses (after fee waivers)`D'...............   1.00%           1.39%         1.75%     1.75 %
EXAMPLE
     You would pay the following expenses
       on a $1,000 investment, assuming (1) 5% annual return
       and (2) redemption at the end of each time period:
     1 year.............................................................   $ 10           $  14          $ 18      $ 18
     3 years............................................................   $ 32           $  44          $ 55      $ 55
     5 years............................................................   $ 55           $  76         n.a.       $ 95
     10 years...........................................................   $122           $ 167         n.a.       $206

------------

* Redemption fees are charged to shareholders redeeming their shares of the Japan OTC Fund within six months after the date of purchase and are paid to the Fund. The redemption fee is currently being waived until such later date as the Japan OTC Fund may determine. See 'How to Redeem and Exchange Shares.'


 `D' Management Fees, Other Expenses and  Total Fund Operating Expenses for  the
     Emerging Markets, International Equity and Japan OTC Funds are based on actual expenses for the fiscal year or period ended October 31, 1995, net of any fee waivers or expense reimbursements. Without such waivers and/or reimbursements, Management Fees for the Emerging Markets and Japan OTC Funds would have each equalled 1.25%; Other Expenses would have equalled 10.58% and .60%, respectively; and Total Fund Operating Expenses would have equalled 12.08% and 2.10%, respectively. There were no waivers or reimbursements in the International Equity Fund. Absent the anticipated waiver of fees by the Japan Growth Fund's investment adviser and co-administrator, Management Fees would equal 1.25%, Other Expenses would equal .75% and Total Fund Operating Expenses would equal 2.25%. Other Expenses for the Japan Growth Fund are based on annualized estimates of expenses for the fiscal year ending October 31, 1996, net of any fee waivers or expense reimbursements. The investment adviser and co-administrator are under no obligation to continue these waivers.

     The expense table shows the costs and expenses that an investor will bear directly or indirectly as a Common Shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in a Fund's Common Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders of the Emerging Markets Fund, the Japan Growth Fund or the Japan OTC Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the 'NASD').

FINANCIAL HIGHLIGHTS
(FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

     The following information for the three fiscal years or period ended October 31, 1995 has been derived from information audited by Coopers & Lybrand L.L.P., independent auditors, whose report dated December 14, 1995 appears in the relevant Fund's Statement of
Additional Information. For the International Equity Fund, the information for the two prior fiscal years has been audited by Ernst & Young LLP, whose report was unqualified. Financial information is not presented for the Japan Growth Fund, which had not commenced operations as of October 31, 1995. Further information about the performance of the Funds (other than the Japan Growth
Fund) is contained in the Funds' annual report, dated October 31, 1995, copies of which may be obtained without charge by calling Warburg Pincus Funds at (800) 257-5614.

EMERGING MARKETS FUND


                              FOR THE PERIOD
                             DECEMBER 30, 1994
                            (INCEPTION) THROUGH
                             OCTOBER 31, 1995
                            -------------------

Net Asset Value,
  Beginning of Period....         $ 10.00
                                   ------
  Income from Investment
    Operations
  Net Investment
    Income...............             .08
  Net Gains (Losses) from
    Securities and
    Foreign Currency
    Related Items
    (both realized and
    unrealized)..........            1.25
                                   ------
  Total from Investment
    Operations...........            1.33
                                   ------
  Less Distributions
  Dividends (from net
    investment income)...            (.05)
  Distributions (from
    capital gains).......             .00
                                   ------
  Total Distributions....            (.05)
                                   ------
Net Asset Value, End of
  Period.................         $ 11.28
                                   ------
                                   ------
Total Return.............           16.09%*
Ratios/Supplemental Data
Net Assets, End of Period
  (000s).................         $ 6,780
Ratios to Average Daily
  Net Assets:
  Operating expenses.....            1.00%*
  Net investment
    income...............            1.25%*
  Decrease reflected in
    above operating
    expense ratio due to
waivers/reimbursements...           11.08%*
Portfolio Turnover
  Rate...................           69.12%*


------------
* Annualized.

INTERNATIONAL EQUITY FUND


                                                                                                      FOR THE
                                                                                                      PERIOD
                                                                                                    MAY 2, 1989
                                                                                                   (COMMENCEMENT
                                                                                                        OF
                                                                                                    OPERATIONS)
                                              FOR THE YEAR ENDED OCTOBER 31,                          THROUGH
                          -----------------------------------------------------------------------   OCTOBER 31,
                             1995          1994         1993        1992        1991       1990        1989
                          ----------    ----------    --------    --------     -------    -------  -------------
Net Asset Value,
  Beginning of Period....     $20.51        $17.00      $12.22      $13.66      $11.81     $11.35      $10.00
                          ----------    ----------    --------    --------     -------    -------  -------------
  Income from Investment
    Operations
  Net Investment Income
    (Loss)...............        .12           .09         .09         .15         .19        .13         .05
  Net Gains (Losses) from
    Securities and
    Foreign Currency
    Related Items (both
    realized and
    unrealized)..........       (.67)         3.51        4.84       (1.28)       2.03        .55        1.30
                          ----------    ----------    --------    --------     -------    -------  -------------
  Total from Investment
    Operations...........       (.55)         3.60        4.93       (1.13)       2.22        .68        1.35
                          ----------    ----------    --------    --------     -------    -------  -------------
  Less Distributions
  Dividends (from net
    investment income)...       (.13)         (.04)       (.02)       (.16)       (.33)      (.10)        .00
  Distributions in excess
    of net investment
    income...............        .00          (.01)        .00         .00         .00        .00         .00
  Distributions (from
    capital gains).......       (.53)         (.04)       (.13)       (.15)       (.04)      (.12)        .00
                          ----------    ----------    --------    --------     -------    -------  -------------
  Total Distributions....       (.66)         (.09)       (.15)       (.31)       (.37)      (.22)        .00
                          ----------    ----------    --------    --------     -------    -------  -------------
Net Asset Value, End of
  Period.................     $19.30        $20.51      $17.00      $12.22      $13.66     $11.81      $11.35
                          ----------    ----------    --------    --------     -------    -------  -------------
                          ----------    ----------    --------    --------     -------    -------  -------------
Total Return.............      (2.55%)       21.22%      40.68%      (8.44%)     19.42%      5.92%      28.73%*
Ratios/Supplemental Data
Net Assets, End of Period
  (000s)................. $2,068,207    $1,533,872    $378,661    $101,763     $72,553    $38,946     $13,260
Ratios to Average Daily
  Net Assets:
  Operating expenses.....       1.39%         1.44%       1.48%       1.49%       1.50%      1.46%       1.50%*
  Net investment income
    (loss)...............        .69%          .19%        .38%        .88%       1.19%      1.58%       1.33%*
  Decrease reflected in
    above operating
    expense ratios due to
waivers/reimbursements...        .00           .00%        .00%        .07%        .17%       .38%        .89%*
Portfolio Turnover
  Rate...................      39.24%        17.02%      22.60%      53.29%      54.95%     66.12%      27.32%


------------
* Annualized.

JAPAN OTC FUND


                                                    FOR THE PERIOD
                                                  SEPTEMBER 30, 1994
                                FOR THE             (COMMENCEMENT
                               YEAR ENDED       OF OPERATIONS) THROUGH
                            OCTOBER 31, 1995       OCTOBER 31, 1994
                            ----------------    ----------------------
Net Asset Value,
  Beginning of Period....           $9.85                $10.00
                                --------                -------
  Income from Investment
    Operations
  Net Investment
    Income...............            .00                    .00
  Net Gains (Losses) from
    Securities and
    Foreign Currency
    Related Items (both
    realized and
    unrealized)..........           (.76)                  (.15)
                                --------                -------
  Total from Investment
    Operations...........           (.76)                  (.15)
                                --------                -------
  Less Distributions
  Dividends (from net
    investment income)...            .00                    .00
  Distributions (from
    capital gains).......            .00                    .00
                                --------                -------
  Total Distributions....            .00                    .00
                                --------                -------
Net Asset Value, End of
  Period.................          $9.09                  $9.85
                                --------                -------
                                --------                -------
Total Return.............          (7.72%)               (15.84%)*
Ratios/Supplemental Data
Net Assets, End of Period
  (000s).................       $178,568               $ 19,878
Ratios to Average Daily
  Net Assets:
  Operating expenses.....           1.41%                  1.00%*
  Net investment
    income...............           (.15%)                  .49%*
  Decrease reflected in
    above operating
    expense ratios due to
waivers/reimbursements...           1.35%                  4.96%*
Portfolio Turnover
  Rate...................          82.98%                   .00%


------------
* Annualized.

INVESTMENT OBJECTIVES AND POLICIES

     Each Fund's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Fund. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Funds may make.

EMERGING MARKETS FUND

     The Emerging Markets Fund seeks growth of capital. The Fund is a non-diversified management investment company that pursues its investment objective by investing primarily in equity securities on non-United States issuers consisting of companies in emerging securities markets. An investment in the Fund may involve a greater degree of risk than investment in other mutual funds that seek capital appreciation by investing in larger, more developed markets.

     Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers in Emerging Markets (as defined below), and the Fund intends to acquire securities of many issuers located in a number of foreign countries. The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country. However, the Fund will at all times, except during defensive periods, maintain investments in at least three countries outside the United States. An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of an issuer: (i) the principal securities trading market for which is in an Emerging Market; (ii) which derives at least 50% of its revenues or earnings, either alone or on a consolidated basis, from goods produced or sold, investments made or services performed in an Emerging Market, or which has at least 50% of its total or net assets situated in one or more Emerging Markets; or (iii) that is organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to whether in issuer is an Emerging Markets issuer will be made by the Fund's investment adviser based on publicly available information and inquiries made to the issuers.

     As used in this Prospectus, an Emerging Market is any country (i) which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation (the 'IFC') or by the United Nations Development Programme or (ii) which is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index or (iii) which as a gross national product ('GNP') per capita of $2,000 or less, in each case at the time of the Fund's investment. Among the countries which Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ('Warburg'), currently considers to be Emerging Markets are the following: Algeria, Angola, Antigua, Argentina, Armenia, Azerbaijan, Bangladesh, Barbuda, Barbados, Belarus, Belize, Bhutan, Bolivia, Botswana, Brazil, Bulgaria, Cambodia, Chile, People's Republic of China, Republic of China (Taiwan), Colombia, Cyprus, Czech Republic, Dominica, Ecuador, Egypt, Estonia, Georgia, Ghana, Greece, Grenada, Guyana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Republic of Korea (South Korea), Latvia, Lebanon, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Moldova, Mongolia, Montserrat, Morocco, Mozambique, Myanmar (Burma), Namibia, Nepal, Nigeria, Pakistan, Panama, Papua New Guinea, Paraguay, Peru, Philippines, Poland, Portugal, Romania, Russia, Saudi Arabia, Singapore, Slovakia, Slovenia, South Africa, Sri Lanka, St. Kitts and

Nevis, St. Lucia, St. Vincent and the Grenadines, Swaziland, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Turkmenistan, Uganda, Ukraine, Uruguay, Uzbekistan, Venezuela, Vietnam, Yugoslavia, Zambia and Zimbabwe. Among the countries that will not be considered Emerging Markets are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom and the United States.

     The Fund may invest in securities of companies of any size, whether traded on or off a national securities exchange. Fund holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.

     In appropriate circumstances, such as when a direct investment by the Fund in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Fund may, consistent with the provisions of the Investment Company Act of 1940, as amended (the '1940 Act'), invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

INTERNATIONAL EQUITY FUND

     The International Equity Fund seeks long-term capital appreciation. The Fund is a diversified management investment company that pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in Warburg's judgment have their principal business activities and interests outside the United States. The Fund will ordinarily invest substantially all of its assets -- but no less than 65% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks. Ordinarily the Fund will hold no less than 65% of its total assets in at least three countries other than the United States. The Fund intends to be widely diversified across securities of many corporations located in a number of foreign countries. Warburg anticipates, however, that the Fund may from time to time invest a significant portion of its assets in a single country such as Japan, which may involve special risks. See 'Risk Factors and Special Considerations -- Japanese Investments' below. In appropriate circumstances, such as when a direct investment by the International Equity Fund in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Fund may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities.

     The Fund intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

JAPAN GROWTH FUND

     The Japan Growth Fund seeks long-term growth of capital. The Fund is a non-diversified management investment company that pursues its objective by investing primarily in equity securities of Japanese issuers that present attractive opportunities for growth. Under current market conditions the Fund intends to invest at least 80% of its total assets -- but will invest no less than 65% of its assets under normal market conditions -- in common and preferred stocks, warrants and other rights, securities convertible into or exchangeable for common stocks and American Depository Receipts ('ADRs') of Japanese issuers.

     Warburg believes that Japanese industry is in the process of deregulation and restructuring. The Fund is designed to provide an opportunity to participate in the dynamic structural changes in the Japanese industrial system through investment in higher growth companies that can be expected to benefit from these changes. The Fund will seek to identify and invest in Japanese issuers that are showing or are expected to show a rapid or high rate of growth, based on comparisons with Japanese or non-Japanese companies in the same industry or other considerations. The Fund will also invest in Japanese companies that Warburg believes are undervalued based on price/earnings ratios, comparisons with Japanese or non-Japanese companies or other factors.

     Unlike the Warburg Pincus Japan OTC Fund, which invests primarily in over-the-counter securities, the Fund may invest in companies of any size, whether traded on an exchange or over-the-counter. Currently, there are eight exchanges in Japan -- the Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo exchanges -- and two over-the-counter markets -- JASDAQ and the Japanese Second Section OTC Market (the 'Frontier Market'). The Fund considers Japanese issuers to be (i) companies (A) organized under the laws of Japan, or (B) whose principal business activities are conducted in Japan and which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Japan, or have at least 50% of their assets in one or more such countries, or (C) which have issued securities which are traded principally in Japan, and (ii) Japanese governmental entities or political subdivisions. Determinations as to the eligibility of issuers under the foregoing definition will be made by Warburg based on publicly available information and inquiries made to the companies. The portion of the Fund's assets not invested in Japanese issuers may be invested in securities of other Asian issuers. The Fund does not, except during temporary defensive periods, intend to invest in securities of non-Asian issuers. From time to time, the Fund may hedge part or all of its exposure to the Japanese yen, thereby reducing or substantially eliminating any favorable or unfavorable impact of changes in the value of the yen in relation to the U.S. dollar.

JAPAN OTC FUND

     The Japan OTC Fund seeks long-term capital appreciation. The Fund is a non-diversified management investment company that pursues its investment objective by investing in a portfolio of securities traded in the Japanese over-the-counter market. The Fund is designed to provide an opportunity to participate in the dynamic structural changes in the Japanese industrial system through investment in less-established, higher growth companies that can be expected to benefit from these changes. At all times, except during temporary defensive periods, the Fund will maintain at least 65% of its total assets in securities of companies traded through JASDAQ, the primary Japanese over-the-counter market, or the Frontier Market. The portion of the Fund's assets that is not invested through JASDAQ or the Frontier Market may be invested in securities of Japanese issuers that are not traded through JASDAQ or the Frontier Market or exchange-traded and over-the-counter securities of issuers in other Asian markets, in addition to the other instruments described below. The Fund may invest up to 35% of its total assets in securities of other Asian issuers, with no more than 10% invested in any one country. The Fund will not invest in securities of non-Asian issuers, except that the Fund may, for defensive purposes, invest in U.S. debt securities and money market obligations. The Fund intends its portfolio to consist principally of equity securities (common stock, warrants and securities convertible into common stock), which may include shares of closed-end investment companies investing in Asia. The Japan OTC Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies. From time to time, the Japan OTC Fund may hedge part or all of its exposure to the Japanese yen, thereby reducing or substantially eliminating any favorable or unfavorable impact of changes in the value of the yen in relation to the U.S. dollar.


PORTFOLIO INVESTMENTS

DEBT. The International Equity Fund, the Japan Growth Fund and the Japan OTC Fund may each invest up to 35% of its total assets in investment grade debt securities (other than money market obligations) and, in the case of the International Equity and Japan OTC Funds, preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The Emerging Markets Fund may invest up to 35% of its total assets in debt securities (other than money market obligations) for the purpose of seeking growth of capital. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.


     A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Group ('S&P') or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities. The Japan Growth Fund does not currently intend during the coming year to hold more than 5% of its net assets in securities rated below investment grade, including convertible and non-convertible debt securities downgraded below investment grade subsequent to acquisition by the Fund. The Japan OTC Fund does not currently intend during the coming year to hold more than 5% of its net assets in securities downgraded below investment grade subsequent to acquisition by the Fund.


     When Warburg believes that a defensive posture is warranted, each Fund other than the Japan OTC Fund may invest temporarily without limit in U.S. and foreign investment grade debt obligations, other securities of U.S. companies and in domestic and foreign money market obligations, including repurchase agreements. The Japan OTC Fund may, for temporary defensive purposes, invest without limit in U.S. debt securities and money market obligations.

Emerging Markets Fund. The Fund may invest or hold up to 35% of its net assets in fixed-income securities (including convertible bonds) rated below investment grade (commonly referred to as 'junk bonds') and as low as C by Moody's or D by S&P, or in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.

     Among the types of debt securities in which the Emerging Markets Fund may invest are Brady Bonds, loan participations and assignments, asset-backed securities and mortgage-backed securities:

     Brady Bonds are collateralized or uncollateralized securities created through the exchange of existing commercial bank loans to public and private Latin American entities for new bonds in connection with certain debt restructurings. Brady Bonds have been issued only recently and therefore do not have a long payment history. However, in light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

     Loan Participations and Assignments of fixed and floating rate loans arranged through private negotiations between a foreign government as borrower and one or more financial institutions as lenders will typically result in the Fund having a contractual relationship only with the lender, in the case of a participation, or the borrower, in the case of an assignment. The Fund may not directly benefit from any collateral supporting a participation, and in the event of the insolvency of a lender will be treated as a general creditor of the lender. As a result, the Fund assumes the risk of both the borrower and the lender of a participation. The Fund's rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The lack of a liquid secondary market for both participations and assignments will have an adverse impact on the value of such securities and on the Fund's ability to dispose of participations or assignments.

     Asset-backed securities are collateralized by interests in pools of consumer loans, with interest and principal payments ultimately depending on payments in respect of the underlying loans by individuals (or a financial institution providing credit enhancement). Because market experience in these securities is limited, the market's ability to sustain liquidity through all phases of the market cycle had not been tested. In addition, there is no assurance that the security interest in the collateral can be realized. The Fund may purchase asset-backed securities that are unrated.

     Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgage-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.

MONEY MARKET OBLIGATIONS. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; com-mercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

     Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period
(usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors (the 'governing Board' or 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

     Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund, Warburg, the Funds' co-administrator, PFPC Inc. ('PFPC'), or, in the case of the Japan OTC Fund, the sub-investment adviser (each investment adviser and sub-investment adviser referred to individually as an 'Adviser'). As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

U.S. GOVERNMENT SECURITIES. U.S. government securities in which a Fund may invest include: direct obligations of the U.S. Treasury, and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.

CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities. The Japan Growth Fund does not currently intend during the coming year to hold more than 5% of its net assets in securities rated below investment grade, including convertible and non-convertible debt securities downgraded below investment grade subsequent to acquisition by the Fund. The Japan OTC Fund will invest only in convertible securities rated investment grade at the time of purchase or deemed to be of equivalent quality and does not currently intend during the coming year to hold more than 5% of its net assets in the aggregate of investment grade convertible securities and investment grade debt securities downgraded below investment grade subsequent to acquisition by the Fund.

RISK FACTORS AND SPECIAL
CONSIDERATIONS

     Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Fund's investments, see 'Portfolio Investments' beginning at page 8 and 'Certain Investment Strategies' beginning at page 15.

JAPANESE INVESTMENTS. Investing in Japanese securities may involve the risks described below associated with investing in foreign securities generally. In addition, because the Japan Growth Fund and the Japan OTC Fund invest primarily in Japan and the International Equity Fund may from time to time have a large position in Japanese securities, these Funds will be subject to general economic and political conditions in Japan. The Japan Growth Fund and the Japan OTC Fund should each be considered a vehicle for diversification, but the Funds themselves are not diversified.

     Securities in Japan are denominated and quoted in 'yen.' Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions for both non-residents and residents of Japan. In determining the net asset value of shares of each Fund, assets or liabilities initially expressed in terms of Japanese yen will be translated into U.S. dollars at the current selling rate of Japanese yen against U.S. dollars. As a result, in the absence of a successful currency hedge, the value of each Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of Japanese yen relative to the U.S. dollar.

     A significant portion of the Japan OTC Fund's assets will be and assets of the Japan Growth Fund may be invested in securities traded through
JASDAQ. JASDAQ traded securities can be volatile, which may result in a Fund's net asset value fluctuating in response. Trading of equity securities
through  the  JASDAQ  market  is   conducted  by  securities  firms  in  Japan,
primarily through an organization which acts as a 'matching agent,' as opposed to a recognized stock exchange. Consequently, securities traded through JASDAQ may, from time to time, and especially in falling markets, become illiquid and experience short-term price volatility and wide spreads between bid and offer prices. This combination of limited liquidity and price volatility may have an adverse effect on the investment performance of a Fund. In periods of rapid price increases, the limited liquidity of JASDAQ restricts the Fund's ability to adjust its portfolio quickly in order to take full advantage of a significant market increase, and conversely, during periods of rapid price declines, it restricts the ability of the Fund to dispose of securities quickly in order to realize gains previously made or to limit losses on securities held in its portfolio. In addition, although JASDAQ has generally experienced sustained growth in aggregate market capitalization and trading volume, there have been periods in which aggregate market capitalization and trading volume have declined. The Frontier Market is expected to present greater liquidity, volatility and trading considerations than JASDAQ.

     At December 31, 1994, 581 issues were traded through JASDAQ, having an aggregate market capitalization in excess of 14 trillion yen (approximately $136 billion as of December 28, 1995). The entry requirements for JASDAQ generally require a minimum of 2 million shares outstanding at the time of registration, a minimum of 200 shareholders, minimum pre-tax profits of 10 yen (approximately $.10 as of December 28, 1995) per share over the prior fiscal year and net worth of 200 million yen (approximately $1.95 million as of December 28, 1995). JASDAQ has generally attracted small growth companies or companies whose major shareholders wish to sell only a small portion of the company's equity.


     The Frontier Market is a recently developed second over-the-counter market and is under the jurisdiction of JASDAQ, which is overseen by the Japanese Securities and Exchange Commission. The Frontier Market has less stringent entry requirements than those described above for JASDAQ and is designed to enable early stage companies access to capital markets. Frontier Market companies need not have a history of earnings, provided their spending on research and development equals at least 3% of revenues. In addition, companies traded through the Frontier Market are not required to have 2 million shares outstanding at the time of registration. As a result, investments in companies traded through the Frontier Market may involve a greater degree of risk than investments in companies traded through JASDAQ. As of the date of this Prospectus, there were not yet any registrations on the Frontier Market.

     The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

     Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.

     Japan has a parliamentary form of government. In 1993 a coalition government was formed which, for the first time since 1955, did not include the Liberal Democratic Party. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms on the economy in Japan cannot be predicted. Recent and future developments in Japan and neighboring Asian countries may lead to changes in policy that might adversely affect the Funds investing there. For additional information see 'Japan and its Securities Markets' beginning at page 28 of the Statement of Additional Information for each of the Japan Growth and Japan OTC Funds and 'Investment Policies -- Japanese Investments' beginning at page 12 of the Statement of Additional Information for the International Equity Fund.

EMERGING MARKETS. The Funds may invest in securities of issuers located in less developed countries considered to be 'emerging markets.' Investing in securities of issuers located in emerging markets involves not only the risks described below, with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are gener-
ally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


EMERGING GROWTH AND SMALL COMPANIES. Investing in securities of emerging growth and small-sized companies, which may include JASDAQ and Frontier Market securities, may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Securities of issuers in 'special situations' also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in 'special situations' include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the companies' securities. Although investing in securities of emerging growth companies or 'special situations' offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Emerging Markets Fund, the Japan Growth Fund or the Japan OTC Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the '1933 Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the 1933 Act ('Rule 144A Securities'). An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless (except for the Japan OTC Fund) the Fund's governing Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to an Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity. In the case of the Japan OTC Fund, all Rule 144A Securities will be limited to 10% of the Fund's net assets, included within the Fund's limit on illiquid securities.

     Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

NON-DIVERSIFIED STATUS. The Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. As a non-diversified investment company, each Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that a Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.


LOWER-RATED SECURITIES. Lower-rated and comparable unrated securities (commonly referred to as 'junk bonds') (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.


     The market value of securities in lower rating categories is more volatile than that of higher quality securities. In addition, a Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impace on the Fund's ability to dispose of particular issues and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

PORTFOLIO TRANSACTIONS AND
TURNOVER RATE

     A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever an Adviser believes it to be in the best
interests   of  the  relevant  Fund.  A   Fund   will  not  consider   portfolio
turnover  rate  a  limiting  factor  in  making  investment decisions consistent with its investment objective and policies. It is not possible to predict the Japan Growth Fund's portfolio turnover rate. However, it is anticipated that the Fund's annual turnover rate should not exceed 100%. High portfolio  turnover  rates (100%  or  more) may  result  in dealer  mark  ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in each Fund's Statement of Additional Information.

     All orders for transactions in securities or options on behalf of a Fund are placed by an Adviser with broker-dealers that it selects, including Counsellors Securities Inc., the Funds' distributor ('Counsellors Securities'). A Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES

     Although there is no intention of doing so during the coming year, each Fund is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed delivery, (ii) lending portfolio securities and (iii) except for the International Equity Fund, entering into reverse repurchase agreements and dollar rolls. The Japan Growth Fund and the Japan OTC Fund may each invest up to 5% of its net assets in each of mortgage-backed securities and asset-backed securities. The Emerging Markets, Japan Growth and Japan OTC Funds may also invest in zero coupon securities, although each Fund currently anticipates that during the coming year zero coupon securities will not exceed 5% of net assets. The Emerging Markets Fund may invest in stand-by commitments, although the Fund currently anticipates that during the coming year stand-by commitments will not exceed 5% of net assets. Detailed information concerning each Fund's strategies and related risks is contained below and in the Fund's Statement of Additional Information.

STRATEGIES AVAILABLE TO ALL FUNDS

FOREIGN SECURITIES. Each Fund will ordinarily hold no less than 65% of its total assets in foreign securities. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians. The risks associated with investing in securities of non-U.S. issuers are generally hightened for investments in securities of issuers in emerging markets.


OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of the Advisers, each Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the NASD and by the Code.


     Securities and Stock Index Options. The International Equity, Japan Growth and Japan OTC Funds may each write covered call options, and the Japan Growth and Japan OTC Funds may write put options, on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. Each Fund may also utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ('OTC') options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Fund may also utilize up to 10% of its total assets (15% in the case of the Emerging Markets Fund) to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.


     The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

     Futures Contracts and Related Options. Each Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the

'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.


     Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.


     Currency Exchange Transactions. The Funds will conduct their currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) in the case of the Emerging Markets, Japan Growth and Japan OTC Funds, by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. The International Equity Fund may only enter into forward currency contracts for hedging purposes.

     Hedging Considerations. The Funds may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. A Fund will engage in hedging transactions only when deemed advisable by an Adviser, and successful use of hedging transactions will depend on the Adviser's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well- conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.

     Additional Considerations. To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

     Asset Coverage. Each Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or certain liquid high-grade debt obligations or other assets that are acceptable as collateral to the appropriate regulatory authority in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

STRATEGY AVAILABLE TO THE EMERGING MARKETS FUND AND THE JAPAN GROWTH FUND

SHORT SALES AGAINST THE BOX. Each Fund may enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' will be entered into by a Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will generally be held by the broker until the settlement date when the Fund delivers securities to close out its short position. Although prior to delivery the Fund will have to pay an amount equal to any dividends paid on the securities sold short, the Fund will receive the dividends from the securities sold short or the dividends from the preferred stock or interest from the debt securities convertible or exchangeable into the securities sold short, plus a portion of the interest earned from the proceeds of the short sale. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. The Fund will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

     The extent to which the Funds may make short sales may be limited by Code requirements for qualification as a regulated investment company. See 'Dividends, Distributions and Taxes' for other tax considerations applicable to short sales.

INVESTMENT GUIDELINES

     The Emerging Markets Fund and the Japan OTC Fund may each invest up to 15% of its net assets; the International Equity Fund may invest up to 10% of its total assets; and the Japan Growth Fund may invest up to 10% of its net assets, in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including
(i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. In addition, up to 5% of each Fund's total assets may be invested in the securities of issuers which have been in continuous operation for less than three years, and up to an additional 5% of its assets may be invested in warrants. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 30% of total assets, and may pledge its assets to the extent necessary to secure permitted borrowings (up to 10% of its assets in the case of the International Equity Fund). Whenever borrowings (including reverse repurchase agreements) exceed 5% of a Fund's assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the governing Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in each Fund's Statement of Additional Information.

MANAGEMENT OF THE FUNDS


INVESTMENT ADVISERS. Each Fund employs Warburg as investment adviser to the Fund. The Japan OTC Fund employs SPARX Investment & Research, USA, Inc. ('SPARX USA') as its sub-investment adviser. With respect to each Fund other than the Japan OTC Fund, Warburg, subject to the control of each Fund's officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Warburg makes investment decisions for each Fund and places orders to purchase or sell securities on behalf of each such Fund. With respect to the Japan OTC Fund, Warburg has general oversight for the day-to-day management of the Fund, manages the Fund's U.S. investments and investments in debt securities, determines the country allocation and industry allocation of Fund assets, monitors Fund expenses and evaluates the services provided by the sub-investment adviser to the Fund. Warburg also employs a support staff of management personnel to provide services to the Funds and furnishes each Fund with office space, furnishings and equipment. SPARX USA, in accordance with the investment objective and policies of the Japan OTC Fund and under the supervision of Warburg and the Fund's governing Board, makes investment decisions for the Fund involving Japanese and other Asian equity securities, places orders to buy and sell such securities on behalf of the Fund and provides research to the Fund relating to Japanese and other Asian companies and securities markets.


     For the services provided by Warburg, the Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund each pay Warburg a fee calculated at an annual rate of 1.25% of the Fund's average daily net assets, and the International Equity Fund pays Warburg an advisory fee calculated at an annual rate of 1.00% of the Fund's average daily net assets. Warburg pays SPARX USA a fee of .625% out of Warburg's advisory fee. Although these advisory fees are higher than those paid by most other investment companies, including money market and fixed income funds, Warburg believes that they are comparable to fees charged by other mutual funds with similar policies and strategies. The advisory agreement between each Fund and Warburg provides that Warburg will reimburse the Fund to the extent certain expenses that are described in the Statement of Additional Information exceed applicable state expense limitations. Warburg, SPARX USA and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.


     Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of November 30, 1995, Warburg managed approximately $11.9 billion of assets, including approximately $6.2 billion of assets of twenty-three investment companies or portfolios. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus

Counsellors G.P. ('Warburg G.P.'), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ('EMW') controls Warburg through its ownership of a class of voting preferred stock of Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


     SPARX USA, a Delaware corporation, is a wholly owned subsidiary of SPARX. SPARX USA, which has not previously acted as adviser to a U.S. investment company, is registered as an investment adviser under the U.S. Investment Advisers Act of 1940. SPARX is an independent investment advisory company, which is owned by Shuhei Abe. The predecessor of SPARX was incorporated in Tokyo in July 1988 and was registered as an investment adviser under the Investment
Advisory Act of 1986 of Japan. SPARX has no business other than providing investment advisory services, and as of November 30, 1995 had approximately $764 million in assets under management. SPARX USA's address is 413 Seaside Avenue, Honolulu, Hawaii 96815.

PORTFOLIO MANAGERS. Emerging Markets Fund. Richard H. King and Nicholas P.W. Horsley are co-portfolio managers of the Fund, and Harold W. Ehrlich and Vincent
J. McBride are associate portfolio managers and research analysts.

     International Equity Fund. Richard H. King is portfolio manager of the Fund, and Nicholas P.W. Horsley, P. Nicholas Edwards, Harold W. Ehrlich and Vincent J. McBride are associate portfolio managers and research analysts.

     Japan Growth Fund. P. Nicholas Edwards is portfolio manager of the Fund.

     Japan OTC Fund. Richard H. King, Nicholas P.W. Horsley and Shuhei Abe are co-portfolio managers of the Fund, and Toshikatsu Kimura is an associate portfolio manager.

     Mr. King, a managing director of EMW since 1989, has been a portfolio manager of each Fund other than the Japan Growth Fund since its inception. From 1984 until 1988 he was chief investment officer and a director at Fiduciary Trust Company International S.A. in London, with responsibility for all international equity management and investment strategy. From 1982 to 1984 he was a director in charge of Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank.

     Mr. Edwards has been with Warburg since August 1995, before which time he was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Horsley has been a co-portfolio manager of the Emerging Markets and Japan OTC Funds since their inception. Mr. Horsley is a senior vice president of Warburg and has been with Warburg since 1993, before which time he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Ehrlich is a senior vice president of Warburg and has been with Warburg and the Funds since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Mr. McBride has been with Warburg and the Funds since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. From 1989 to 1992 he was a portfolio manager/analyst at United Jersey Bank.

     Shuhei Abe of SPARX USA, a co-portfolio manager of the Japan OTC Fund since its inception, is the founder and president of SPARX Asset Management Company Ltd. ('SPARX'), the parent company of SPARX USA. Prior to founding SPARX in 1989 (by assuming control of a predecessor company), Mr. Abe worked for Soros Fund Management and Credit Suisse Trust Bank as an independent adviser. Toshikatsu Kimura has been an associate portfolio manager of the Japan OTC Fund since its inception. Mr. Kimura has been a portfolio manager and analyst at SPARX since 1992, before which time he was a warrant trader and portfolio manager, respectively, at Sanyo Securities and Sanyo Investment Management from 1986 to 1990, and at Funai Capital from 1990 to 1992.

CO-ADMINISTRATORS. The Funds employ Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and monitoring and developing compliance procedures for the Funds. As compensation, each Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.

     Each Fund employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation the Funds each pay PFPC a fee calculated at an annual rate of .12% of each Fund's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and
 .05% of average daily net assets over $750 million, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

CUSTODIANS. State Street Bank and Trust Company ('State Street') serves as custodian of the Emerging Markets Fund's and the Japan OTC Fund's assets. Fiduciary Trust Company International ('Fiduciary') serves as custodian of the International Equity Fund's assets. PNC Bank, National Association ('PNC'), serves as custodian of the Japan Growth Fund's U.S. assets, and Fiduciary serves as custodian of the Fund's non-U.S. assets. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. Fiduciary's principal business address is Two World Trade Center, New York, New York 10048. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101.

TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. Counsellors Securities receives a fee at an annual rate equal to .25% of the average daily net assets of each of the Emerging Markets, Japan Growth and Japan OTC Fund's Common Shares for distribution services, pursuant to a shareholder servicing and distribution plan (the '12b-1 Plan') adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under a 12b-1 Plan may be used by Counsellors Securities to cover expenses that are primarily intended to result in, or that are primarily attributable to, (i) the sale of the Common Shares, (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, all as set forth in the 12b-1 Plans.

Payments under the 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by Counsellors Securities and the payments may exceed distribution expenses actually incurred. The Boards of the Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund evaluate the appropriateness of the 12b-1 Plans on a continuing basis and in doing so consider all relevant factors, including expenses borne by Counsellors Securities and amounts received under the 12b-1 Plans. No compensation is payable by the International Equity Fund to Counsellors Securities for distribution services.

     Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Funds, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.

DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to the Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information of each Fund.

HOW TO OPEN AN ACCOUNT

     In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone Warburg Pincus Funds at (800) 257-5614. An investor may also obtain an account application by writing to:

Warburg Pincus Funds
P.O. Box 9030
Boston, Massachusetts 02205-9030

     Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.

RETIREMENT PLANS AND UGMA ACCOUNTS. For information (i) about investing in the Funds through a tax-deferred retirement plan, such as an Individual Retirement Account ('IRA') or a Simplified Employee Pension IRA ('SEP-IRA'), or (ii) about opening a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act ('UGMA') account, an investor should telephone Warburg Pincus Funds at (800)
888-6878 or write to Warburg Pincus Funds at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans and UGMA accounts.

CHANGES TO ACCOUNT. For information on how to make changes to an account, an investor should telephone Warburg Pincus Funds at (800) 888-6878.


HOW TO PURCHASE SHARES

     Common Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire.

BY MAIL. If the investor desires to purchase Common Shares by mail, a check or money order made payable to the Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities Inc., at the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form before 4:00 p.m. (Eastern time) on a day that the Fund calculates its net asset value (a
'business day'), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after 4:00 p.m., the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks or money orders in payment for shares of more than one Warburg Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see 'Net Asset Value' below.

BY   WIRE.  Investors  may  also  purchase  Common Shares  in  a  Fund by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 888-6878. Federal funds may be wired to Counsellors Securities Inc. using the following wire address:
State Street Bank and Trust Co.
225 Franklin St.
Boston,  MA 02101
ABA# 0110 000 28
Attn:  Mutual Funds/Custody  Dept.
[Insert  Warburg Pincus Fund name(s) here]
DDA# 9904-649-2
[Shareowner name]
[Shareowner account number]

     If a telephone order is received by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

     The minimum initial investment in each Fund is $2,500 and the minimum subsequent investment is $100, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan described in the next section. For retirement plans and UGMA accounts, the minimum initial investment is $500. The Fund reserves the right to change the initial and subsequent investment minimum requirements at any time. In addition, the Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of EMW or its affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in investment minimum requirements.

     After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in the Funds are not normally issued.

PURCHASES THROUGH INTERMEDIARIES. The Funds understand that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals, including certain of the programs discussed below, may impose certain conditions on their clients or customers that invest in the Funds, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Certain features of the Funds, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the organization. These organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Funds in accordance with their agreements with clients or customers.

     Common Shares of each Fund are available through the Charles Schwab & Company, Inc. Mutual Fund OneSourceTM Program; Fidelity Brokerage Services, Inc. Funds-NetworkTM Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc. The availability of the Japan OTC Fund through these brokerage firms may vary. Generally, these programs do not require customers to pay a transaction fee in connection with purchases. These and other organizations that have entered into agreements with a Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Funds' pricing on the following business day. If payment is not received by such time, the organization could be held liable for resulting fees or losses.

AUTOMATIC MONTHLY INVESTING. Automatic monthly investing allows shareholders to authorize a Fund to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth calendar day of each month. To establish the automatic monthly investing option, obtain a separate application or complete the 'Automatic Investment Program' section of the account applications and include a voided, unsigned check from the bank account to be debited. Only an account maintained at a domestic financial institution which is an automated clearing house member may be used. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Investment Program. Please refer to an account application for further information, or contact Warburg Pincus Funds at (800) 888-6878 for information or to modify or terminate the program. Investors should allow a period of up to 30 days in order to implement an automatic investment program. The failure to provide complete information could result in further delays.

HOW TO REDEEM AND EXCHANGE
SHARES

REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below). Proceeds from the redemption of shares of the Japan OTC Fund will be reduced by the amount of any applicable redemption fee (see below).

     Common Shares of the Funds may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, you may be giving up a measure of security that you may have if you were to redeem or exchange your shares in writing. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under 'How to

Open an Account.' An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. In order to change the bank account or address designated to receive the redemption proceeds, the investor must send a written request (with signature guarantee of all investors listed on the account when such a change is made in conjunction with a redemption request) to Warburg Pincus Funds. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at (800) 888-6878 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

     After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under 'How to Open an Account.' Although each Fund will redeem shares purchased by check before the check clears, payments of the redemption proceeds will be delayed until such check has cleared, which may take up to 15 days from the purchase date. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     If a redemption order is received prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

     The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

     If, due to redemptions, the value of an investor's account drops to less than $2,000 ($250 in the case of a retirement plan or UGMA account), each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.

     The Japan OTC Fund imposes a redemption charge on any redemption of shares (which includes an exchange of shares of the Japan OTC Fund into another Warburg Pincus Fund) made within six months from the date of purchase. The charge, which is deducted from the redemption proceeds and retained by the Fund, is equal to 1.00% of the current value of shares redeemed that were held for less than six months, including any appreciation in value of the redeemed shares. If shares being redeemed were not all held for the same length of time, those shares held longest will be redeemed first for purposes of determining whether the charge applies. The redemption charge will not be imposed on redemptions (or exchanges) of shares acquired through the reinvestment of dividends, and these shares will be redeemed before any shares to which the redemption charge applies. The redemption fee is currently being waived until such later date as the Fund may determine.

TELEPHONE TRANSACTIONS. In order to request redemptions by telephone, investors must have completed and returned to Warburg Pincus Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make exchanges by telephone. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of each Fund to confirm that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.

AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $250 monthly or quarterly. To establish this service, complete the 'Automatic Withdrawal Plan' section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the plan, investors should contact Warburg Pincus Funds at
(800) 888-6878.

EXCHANGE OF SHARES. An investor may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Funds prior to 4:00 p.m. (Eastern time), the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases and may, in the case of exchanges from the Japan OTC Fund, be subject to a redemption fee. Due to the costs involved in effecting exchanges, each Fund reserves the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders. Currently, exchanges may be made among the Funds and with the following other funds:

      WARBURG PINCUS CASH RESERVE FUND -- a money market fund investing in short-term, high quality money market instruments;

      WARBURG PINCUS NEW YORK TAX EXEMPT FUND -- a money market fund investing in short-term, high quality municipal obligations designed for New York investors seeking income exempt from federal, New York State and New York City income tax;

      WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND -- an intermediate-term municipal bond fund designed for New York investors seeking income exempt from federal, New York State and New York City income tax;

      WARBURG PINCUS TAX FREE FUND -- a bond fund seeking maximum current income exempt from federal income taxes, consistent with preservation of capital;

      WARBURG    PINCUS   INTERMEDIATE   MATURITY    GOVERNMENT   FUND   --   an
      intermediate-term bond fund investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

      WARBURG PINCUS FIXED INCOME FUND -- a bond fund seeking current income and, secondarily, capital appreciation by investing in a diversified portfolio of fixed-income securities;

      WARBURG PINCUS GLOBAL FIXED INCOME FUND -- a bond fund investing in a portfolio consisting of investment grade fixed-income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars;

      WARBURG PINCUS BALANCED FUND -- a fund seeking maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital through diversified investments in equity and debt securities;

      WARBURG PINCUS GROWTH & INCOME FUND -- an equity fund seeking long-term growth of capital and income and a reasonable current return;

      WARBURG  PINCUS  CAPITAL  APPRECIATION  FUND  --  an  equity  fund seeking
      long-term  capital  appreciation  by   investing  principally  in   equity
      securities of medium-sized domestic companies;

      WARBURG PINCUS SMALL COMPANY VALUE FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of small companies;

      WARBURG PINCUS EMERGING GROWTH FUND -- an equity fund seeking maximum capital appreciation by investing in emerging growth companies; and

      WARBURG PINCUS POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing principally in equity securities of issuers in their post-venture capital stage of development.

     The exchange privilege is available to shareholders residing in any state in which the Common Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Common Shares of a Fund for Common Shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 257-5614.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. Each Fund declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Common Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under 'How to Open an

Account' or by calling Warburg Pincus Funds at (800) 888-6878.


     A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

TAXES. Each Fund intends to qualify each year as a 'regulated investment company' within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.

     Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Fund's dividends, to the extent not derived from dividends attributable to certain types of stock issued by U.S. domestic corporations, will not qualify for the dividends received deduction for corporations.

     Dividends and interest received by the Funds may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Special Tax Matters Relating to the Emerging Markets Fund and the Japan Growth Fund. Certain provisions of the Code may require that a gain recognized by a Fund upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Fund upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Fund held the securities used to close the short sale. A Fund's use of short sales may also affect the holding periods of certain securities held by the Fund if such securities are 'substantially identical' to securities used by the Fund to close the short sale. The Funds' short selling activities will not result in unrelated business taxable income to a tax-exempt investor.

     Special Tax Matters Relating to the Japan Growth Fund and the Japan OTC Fund. In the opinion of Japanese counsel for the Funds, the operations of the Funds will not subject a Fund to any Japanese income, capital gains or other taxes except for withholding taxes on interest and dividends paid to the Fund by Japanese corporations and securities transaction taxes payable in the event of sales of portfolio securities in Japan. In the opinion of such counsel, under the tax convention between the United States and Japan (the 'Convention') as currently in force, a Japanese withholding tax at a rate of 15% is, with certain exceptions, imposed upon dividends paid by Japanese corporations to the Fund. Pursuant to the present terms of the Convention, interest received by a Fund from sources within Japan is subject to a Japanese withholding tax at a rate of 10%.

GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE

     Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.

     The net asset value per Common Share of each Fund is computed by adding the Common Shares' pro rata share of the value of the Fund's assets, deducting the Common Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Common Shares and then dividing the result by the total number of outstanding Common Shares.

     Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE

     The Funds quote the performance of Common Shares separately from Advisor Shares. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading 'Warburg Pincus Funds.' From time to time, each Fund may advertise the average annual total return of its Common Shares over various periods of time. These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

     When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

     Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. Each Fund's Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling Warburg Pincus Funds at (800) 257-5614.

     In reports or other communications to investors or in advertising material, a Fund may describe general economic and market conditions affecting the Fund. The Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Emerging Markets Fund, with the IFC Emerging Market Free Index, the IFC Investible Index or the Morgan Stanley Capital International Emerging Markets Index; in the case of the International Equity Fund, the Morgan Stanley Capital International Europe, Australia and Far East ('EAFE') Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500 Index; and in the case of the Japan Growth Fund and the Japan OTC Fund, the indexes noted above for the International Equity Fund, as well as the Nikkei over-the-counter average, the JASDAQ Index, the Nikkei 225 and 300 Stock Indexes and the Topix Index; all of which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor's Daily, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes, Busi-ness Week, Mutual Fund Magazine, Morningstar, Inc. and Financial Times.


     In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.


GENERAL INFORMATION

ORGANIZATION. The Emerging Markets Fund was incorporated on December 23, 1993 under the laws of the State of Maryland under the name 'Warburg, Pincus Emerging Markets Fund, Inc.' The International Equity Fund was incorporated on February 9, 1989 under the laws of the State of Maryland under the name 'Counsellors International Equity Fund, Inc.' On October 27, 1995 the Fund amended its charter to change its name to 'Warburg, Pincus International Equity Fund, Inc.' The Japan Growth Fund was incorporated on October 10, 1995 under the laws of the State of Maryland under the name 'Warburg, Pincus Japan Growth Fund, Inc.,' and the Japan OTC Fund was incorporated on July 26, 1994 under the laws of the State of Maryland under the name 'Warburg, Pincus Japan OTC Fund, Inc.'

     Each Fund's charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board of a Fund may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

MULTI-CLASS STRUCTURE. Each Fund offers a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Individual investors may only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Advisor Shares from their investment professional or by calling Counsellors Securities at (800) 888-6878.


VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund. John L. Furth, a Director and Trustee of the Funds, and Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to be controlling persons of the Emerging Markets Fund as of November 30, 1995 because they may be deemed to possess or share investment power over shares owned by clients of Warburg and certain other entities.


SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund.

     The prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.

SHAREHOLDER SERVICING

     Common Shares may be sold to or through institutions, including insurance companies, financial institutions and broker-dealers, that will not be paid a distribution fee by a Fund pursuant to Rule 12b-1 under the 1940 Act, for services to their clients or customers who may be deemed to be beneficial owners of Common Shares. These institutions may be paid fees by a Fund, Counsellors Securities, Counsellors Service or any of their affiliates for transfer agency, administrative, accounting, shareholder liaison and/or other services provided to their clients or customers that invest in the Funds' Common Shares. Organizations that provide recordkeeping or other services to certain employee benefit plans and qualified and other retirement plans that include a Fund as an investment alternative and registered representatives (including retirement plan consultants) that facilitate the administration and servicing of shareholder accounts may also be paid a fee. Fees paid vary depending on the arrangements and the amount of Fund assets held by an institution's clients or customers and/or the number of plan participants investing in the Fund. Warburg, Counsellors Securities, Counsellors Service or any of their affiliates may, from time to time, at their own expense, pay certain Fund transfer agent fees and expenses related to clients and customers of these institutions and organizations. In addition, these institutions and organizations may use a portion of their compensation to compensate the Fund's custodian or transfer agent for costs related to accounts of their clients or customers.

                            ------------------------
     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, EACH FUNDS' STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EACH FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE COMMON SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


  THE FUNDS' EXPENSES ...................................................... 2
  FINANCIAL HIGHLIGHTS ..................................................... 3
  INVESTMENT OBJECTIVES AND POLICIES ....................................... 5
  PORTFOLIO INVESTMENTS .................................................... 8
  RISK FACTORS AND SPECIAL
     CONSIDERATIONS ....................................................... 11
  PORTFOLIO TRANSACTIONS AND TURNOVER
     RATE ................................................................. 14
  CERTAIN INVESTMENT STRATEGIES ........................................... 15
  INVESTMENT GUIDELINES ................................................... 18
  MANAGEMENT OF THE FUNDS ................................................. 19
  HOW TO OPEN AN ACCOUNT .................................................. 22
  HOW TO PURCHASE SHARES .................................................. 22
  HOW TO REDEEM AND EXCHANGE
     SHARES ............................................................... 24
  DIVIDENDS, DISTRIBUTIONS AND TAXES ...................................... 27
  NET ASSET VALUE ......................................................... 29
  PERFORMANCE ............................................................. 30
  GENERAL INFORMATION ..................................................... 31
  SHAREHOLDER SERVICING ................................................... 32

WPISF-1-1295

                                     [LOGO]

          [ ] WARBURG PINCUS
              EMERGING MARKETS FUND

          [ ] WARBURG PINCUS
              INTERNATIONAL EQUITY FUND

          [ ] WARBURG PINCUS
              JAPAN GROWTH FUND

          [ ] WARBURG PINCUS
              JAPAN OTC FUND



PROSPECTUS


                               DECEMBER 29, 1995


                         STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.......... 'D'

                                                              Rule 497(c)
                                         Securities Act File No. 33-27031
                                 Investment Company Act File No. 811-5765


                          WARBURG PINCUS ADVISOR FUNDS
                                 P.O. BOX 9030
                        BOSTON, MASSACHUSETTS 02205-9030
                        TELEPHONE NUMBER: (800) 888-6878

                                                               December 29, 1995
PROSPECTUS

Warburg Pincus Advisor Funds are a family of open-end mutual funds that are offered to investors who wish to buy shares through an investment professional, to financial institutions investing on behalf of their customers and to retirement plans that elect to make one or more Advisor Funds an investment option for participants in the plans. One Advisor Fund is described in this
Prospectus:
WARBURG PINCUS INTERNATIONAL EQUITY FUND seeks long-term capital appreciation by investing in international equity securities that are considered by the Fund's investment adviser to have above-average potential for appreciation.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See 'Risk Factors and Special Considerations.'

The Fund currently offers two classes of shares, one of which, the Advisor Shares, is offered pursuant to this Prospectus. The Advisor Shares of the Fund, as well as Advisor Shares of certain other Warburg Pincus-advised funds, are sold under the name 'Warburg Pincus Advisor Funds.' Individual investors may purchase Advisor Shares only through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries ('Institutions'). The Advisor Shares impose a 12b-1 fee of up to .75% per annum, which is the economic equivalent of a sales charge. The Fund's Common Shares are available for purchase by individuals directly and are offered by a separate prospectus.

NO MINIMUM INVESTMENT

There is no minimum amount of initial or subsequent purchases of shares imposed on Institutions. See 'How to Purchase Shares.'

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC') and is available to investors without charge by calling Warburg Pincus Advisor Funds at (800) 888-6878. Information regarding the status of shareholder accounts may also be obtained by calling Warburg Pincus Advisor Funds at (800) 888-6878. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE  CORPORATION,  THE  FEDERAL  RESERVE  BOARD,  OR  ANY  OTHER   AGENCY.
INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES COMMISSION  NOR  HAS THE
     SECURITIES  AND  EXCHANGE   COMMISSION  OR   ANY  STATE   SECURITIES
       COMMISSION   PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS
                PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUND'S EXPENSES

     The Fund currently offers two separate classes of shares: Common Shares and Advisor Shares. See 'General Information.' Because of the higher fees paid by Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares.

Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases (as a percentage of offering price)..........................      0
Annual Fund Operating Expenses (as a percentage of average net assets)
     Management Fees......................................................................................    1.00%
     12b-1 Fees...........................................................................................     .75%*
     Other Expenses.......................................................................................     .39%
                                                                                                            --------
     Total Fund Operating Expenses........................................................................    2.14%
EXAMPLE
     You would pay the following expenses
       on a $1,000 investment, assuming (1) 5% annual return
       and (2) redemption at the end of each time period:
     1 year...............................................................................................    $ 22
     3 years..............................................................................................    $ 67
     5 years..............................................................................................    $115
     10 years.............................................................................................    $247

------------

* Current 12b-1 fees are .50% out of a maximum .75% authorized under the Advisor Shares' Distribution Plan. At least a portion of these fees should be considered by the investor to be the economic equivalent of a sales charge.

                            ------------------------

     The expense table shows the costs and expenses that an investor will bear directly or indirectly as an Advisor Shareholder of the Fund. Management Fees and Other Expenses are based on actual expenses for the fiscal year ended October 31, 1995. Actual Total Fund Operating Expenses for the fiscal year ended October 31, 1995 were 1.89%. Institutions also may charge their clients fees in connection with investments in the Advisor Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown.

Moreover, while the Example assumes a 5% annual return, the Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term holders of Advisor Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the 'NASD').

FINANCIAL HIGHLIGHTS
(FOR AN ADVISOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

     The following information regarding the Fund for the three fiscal years ended October 31, 1995 has been derived from information audited by Coopers & Lybrand L.L.P., independent auditors, whose report dated December 14, 1995 appears in the Fund's Statement of Additional Information. The information for the two prior fiscal year/period has been audited by Ernst & Young LLP, whose report was unqualified. Further information about the performance of the Fund is contained in the annual report, dated October 31, 1995, copies of which may be obtained without charge by calling Warburg Pincus Advisor Funds at
(800) 888-6878.

                                                                                                 FOR THE PERIOD
                                                                                                 APRIL 4, 1991
                                                                                                    (INITIAL
                                                     FOR THE YEAR ENDED OCTOBER 31,                ISSUANCE)
                                             ----------------------------------------------         THROUGH
                                               1995           1994        1993        1992      OCTOBER 31, 1991
                                             --------       --------     -------     ------     ----------------
Net Asset Value, Beginning of Period......   $  20.38       $  16.91     $ 12.20     $13.66          $13.14
                                             --------       --------     -------     ------         -------
  Income from Investment Operations
  Net Investment Income (Loss)............        .03           0.16        (.01)       .13             .00
  Net Gains (Losses) from Securities and
     Foreign Currency Related Items (both
     realized and unrealized).............       (.67)          3.35        4.86      (1.32)            .58
                                             --------       --------     -------     ------         -------
  Total from Investment Operations........       (.64)          3.51        4.85      (1.19)            .58
                                             --------       --------     -------     ------         -------
  Less Distributions
  Dividends (from net investment
     income)..............................       (.05)           .00        (.01)      (.12)           (.06)
  Distributions (from capital gains)......       (.53)          (.04)       (.13)      (.15)            .00
                                             --------       --------     -------     ------         -------
  Total Distributions.....................       (.58)          (.04)       (.14)      (.27)           (.06)
                                             --------       --------     -------     ------         -------
Net Asset Value, End of Period............   $  19.16       $  20.38     $ 16.91     $12.20          $13.66
                                             --------       --------     -------     ------         -------
                                             --------       --------     -------     ------         -------
Total Return..............................      (3.04%)        20.77%      40.06%     (8.86%)          7.85%*
Ratios/Supplemental Data
Net Assets, End of Period (000s)..........   $317,736       $199,404     $44,244     $1,472          $  153
Ratios to Average Daily Net Assets:
  Operating expenses......................       1.89%          1.94%       2.00%      2.00%           2.23%*
  Net investment income (loss)............        .20%          (.29%)      (.36%)      .54%            .30%*
  Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements...............        .00%           .00%        .00%       .07%            .17%*
Portfolio Turnover Rate...................      39.24%         17.02%      22.60%     53.29%          54.95%

------------

* Annualized.

INVESTMENT OBJECTIVE AND POLICIES

     The Fund seeks long-term capital appreciation. This objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Fund. Any investment involves risk and, therefore, there can be no assurance that the Fund will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Fund may make.

     The Fund is a diversified management investment company that pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ('Warburg'), have their principal business activities and interests outside the United States. The Fund will ordinarily invest substantially all of its assets -- but no less than 65% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks. Ordinarily the Fund will hold no less than 65% of its total assets in at least three countries other than the United States. The Fund intends to be widely diversified across securities of many corporations located in a number of foreign countries. Warburg anticipates, however, that the Fund may from time to time invest a significant portion of its assets in a single country such as Japan, which may involve special risks. See 'Risk Factors and Special Considerations -- Japanese Investments' below. In appropriate circumstances, such as when a direct investment by the Fund in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Fund may, consistent with the provisions of the Investment Company Act of 1940, as amended (the '1940 Act'), invest in the securities of closed-end investment companies that invest in foreign securities.

     The Fund intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

PORTFOLIO INVESTMENTS

INVESTMENT GRADE DEBT. The Fund may invest up to 35% of its total assets in investment grade debt securities (other than money market obligations and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

     A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Group ('S&P') or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.

     When Warburg believes that a defensive posture is warranted, the Fund may invest temporarily without limit in U.S. and foreign investment grade debt obligations, other securities of U.S. companies and in domestic and foreign money market obligations, including repurchase agreements.

MONEY MARKET OBLIGATIONS. The Fund is authorized to invest, under normal circumstances, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) or medium-term (five years or less reamining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

     Repurchase Agreements. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors (the 'governing Board' or 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

     Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, the Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund, Warburg or the Fund's co-administrator, PFPC Inc. ('PFPC'). As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.

CONVERTIBLE SECURITIES. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.
RISK FACTORS AND SPECIAL
CONSIDERATIONS

     Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to the Fund's investments, see 'Portfolio Investments' beginning at page 4 and 'Certain Investment Strategies' beginning at page 8.

JAPANESE INVESTMENTS. Investing in Japanese securities may involve the risks described below associated with investing in foreign securities generally. In addition, because the Fund may from time to time have a large position in Japanese securities, the Fund will be subject to general economic and political conditions in Japan.

     Securities in Japan are denominated and quoted in 'yen.' Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions for both non-residents and residents of Japan. In determining the net asset value of shares of the Fund, assets or liabilities initially expressed in terms of Japanese yen will be translated into U.S. dollars at the current selling rate of Japanese yen against U.S. dollars. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of Japanese yen relative to the U.S. dollar.

     The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

     Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.

     Japan has a parliamentary form of government. In 1993 a coalition government was formed which, for the first time since 1955, did not include the Liberal Democratic Party. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms on the economy in Japan cannot be predicted. Recent and future developments in Japan and neighboring Asian countries may lead to changes in policy that might adversely affect the Fund to the extent it invests there. For additional information, see 'Investment Policies -- Japanese Investments' beginning at page 12 of the Statement of Additional Information.

EMERGING MARKETS. The Fund may invest in securities of issuers located in less developed countries considered to be 'emerging markets.' Investing in securities of issuers located in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are gener-ally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the '1933 Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the 1933 Act ('Rule 144A Securities'). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.

     Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

PORTFOLIO TRANSACTIONS AND
TURNOVER RATE

     The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. High portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in the Statement of Additional Information.

     All orders for transactions in securities or options on behalf of the Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Fund's distributor ('Counsellors Securities'). The Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.
CERTAIN INVESTMENT STRATEGIES

     Although there is no intention of doing so during the coming year, the Fund is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed delivery and (ii) lending portfolio securities. Detailed information concerning the Fund's strategies and related risks is contained below and in the Fund's Statement of Additional Information.

FOREIGN SECURITIES. The Fund will ordinarily hold no less than 65% of its total assets in foreign securities. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians. OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, the Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Fund's net asset value and performance. Therefore, an investment in the Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Fund's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the NASD and by the Internal Revenue Code of 1986, as amended (the 'Code').

     Securities and Stock Index Options. The Fund may write covered call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options; the Fund may also utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ('OTC') options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, the Fund may utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.

     The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

     Futures Contracts and Related Options. The Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

     Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Fund is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

     Currency Exchange Transactions. The Fund will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above) or (iii) through entering into forward contracts to purchase or sell currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Risks associated with currency forward contracts are similar to those described in this Prospectus for futures contracts. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

     Hedging Considerations. The Fund may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. The Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.

     Additional Considerations. To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

     Asset Coverage. The Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or certain liquid high-grade debt obligations or other assets that are acceptable as collateral to the appropriate regulatory authority in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

INVESTMENT GUIDELINES

     The Fund may invest up to 10% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii)
repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. In addition, up to 5% of the Fund's total assets may be invested in the securities of issuers which have been in continuous operation for less than three years and up to an additional 5% of its total assets may be invested in warrants. The Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that borrowings by the Fund may not exceed 30% of its total assets and may pledge up to 10% of its assets in connection with borrowings. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the governing Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.
MANAGEMENT OF THE FUND

INVESTMENT ADVISER. The Fund employs Warburg as investment adviser to the Fund. Warburg, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and stated investment policies. Warburg makes investment decisions for the Fund and places orders to purchase or sell securities on behalf of the Fund. Warburg also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment.

     For the services provided by Warburg, the Fund pays Warburg a fee calculated at an annual rate of 1.00% of the Fund's average daily net assets. Although this advisory fee is higher than that paid by most other investment companies, including money market and fixed income funds, Warburg believes that it is comparable to fees charged by other mutual funds with similar policies and strategies. The advisory agreement between the Fund and Warburg provides that Warburg will reimburse the Fund to the extent certain expenses that are described in the Statement of Additional Information exceed applicable state expense limitations. Warburg and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.

     Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of November 30, 1995, Warburg managed approximately $11.9 billion of assets, including approximately $6.2 billion of assets of twenty-three investment companies or portfolios. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ('EMW') controls Warburg through its ownership of a class of voting preferred stock of Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.

PORTFOLIO MANAGERS. The portfolio manager and  president of the Fund is  Richard
H. King, who has been president and portfolio manager of the Fund since its inception on May 2, 1989. Mr. King has been a managing director of EMW since 1989. From 1984 until 1988 he was chief investment officer and a director at Fiduciary Trust Company International S.A. in London, with responsibility for all international equity management and investment strategy. From 1982 to 1984 he was a director in charge of Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank.

     Nicholas  P.W. Horsley, P. Nicholas Edwards,  Harold W. Ehrlich and Vincent
J. McBride are
                                      11
associate portfolio managers and research analysts for the Fund. Mr. Horsley is a senior vice president of Warburg and has been with Warburg and the Fund since 1993, before which time he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Edwards has been with Warburg and the Fund since August 1995, before which time he was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Ehrlich is a senior vice president of Warburg and has been with Warburg and the Fund since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Mr. McBride has been with Warburg and the Fund since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. From 1989 to 1992 he was a portfolio manager/analyst at United Jersey Bank.

CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the governing Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and monitoring and developing compliance procedures for the Fund. As compensation, the Fund pays Counsellors Service a fee calculated at an annual rate of .10% of its average daily net assets.

     The Fund employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Fund pays to PFPC a fee calculated at an annual rate of .12% of the Fund's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

CUSTODIANS. Fiduciary Trust Company International ('Fiduciary') serves as custodian of the Fund's assets. PNC Bank, National Association ('PNC') also provides certain custodial services generally in connection with purchases and sales of Fund shares. Fiduciary's principal business address is Two World Trade Center, New York, New York 10048. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101.

TRANSFER AGENT. State Street Bank and Trust Company ('State Street') acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Fund. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Fund. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Fund to Counsellors Securities for distribution services.

     Warburg or its affiliates may, at their own expense, provide promotional incentives to par-
                                       12
ties who support the sale of shares of the Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.

DIRECTORS AND OFFICERS. The officers of the Fund manage its day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.
HOW TO PURCHASE SHARES

     Individual investors may only purchase Warburg Pincus Advisor Fund shares through Institutions. The Fund reserves the right to make Advisor Shares available to other investors in the future. References in this Prospectus to shareholders or investors also include Institutions which may act as record holders of the Advisor Shares.

     Each Institution separately determines the rules applicable to its customers investing in the Fund, including minimum initial and subsequent investment requirements and the procedures to be followed to effect purchases, redemptions and exchanges of Advisor Shares. There is no minimum amount of initial or subsequent purchases of Advisor Shares imposed on Institutions, although the Fund reserves the right to impose minimums in the future.

     Orders for the purchase of Advisor Shares are placed with an Institution by its customers. The Institution is responsible for the prompt transmission of the order to the Fund or its agent.

     Institutions may purchase Advisor Shares by telephoning the Fund and sending payment by wire. After telephoning (800) 888-6878 for instructions, an Institution should then wire federal funds to Counsellors Securities Inc. using the following wire address:

State Street Bank and Trust Co.
225 Franklin St.
Boston, MA 02101
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
Warburg Pincus Advisor International Equity
  Fund
DDA# 9904-649-2
[Shareowner name]
[Shareowner account number]

     Orders by wire will not be accepted until a completed account application has been received in proper form, and an account number has been established. If a telephone order is received by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned after prompt inquiry. Certain organizations or Institutions that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of customers, with payment to follow no later than three business days following the day the order is effected. If payment is not received by such time, the organization could be held liable for resulting fees or losses.

     After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund or its agent and should clearly indicate the investor's account number. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

     The Fund understands that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals may impose certain conditions on their clients or customers that invest in the Fund, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Certain features of the Fund, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the organization. HOW TO REDEEM AND EXCHANGE
SHARES

REDEMPTION OF SHARES. An investor may redeem (sell) shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below). Requests for the redemption (or exchange) of Advisor Shares are placed with an Institution by its customers, which is then responsible for the prompt transmission of the request to the Fund or its agent.

     Institutions may redeem Advisor Shares by calling Warburg Pincus Advisor Funds at (800) 888-6878 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the Fund's net asset value is calculated. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

     After receipt of the redemption request, the redemption proceeds will be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Advisor Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Advisor Funds by mail at Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.

     If a redemption order is received prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect the Fund, the Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

     The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

EXCHANGE OF SHARES. An Institution may exchange Advisor Shares of the Fund for Advisor Shares of the other Warburg Pincus Advisor Funds at their respective net asset values. Exchanges may be effected in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Advisor Funds prior to 4:00 p.m. (Eastern time), the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge but must satisfy any minimum dollar amount necessary for new purchases. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

     The exchange privilege is available to shareholders residing in any state in which the Advisor Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Advisor Shares of the Fund for shares in another Warburg Pincus Advisor Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Advisor Fund, an investor should contact Warburg Pincus Advisor Funds at (800) 888-6878.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. The Fund declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Advisor Shares of the Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Advisor Funds at the address set forth under 'How to Redeem and Exchange Shares' or by calling Warburg Pincus Advisor Funds at (800) 888-6878.

     The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

TAXES. The Fund intends to continue to qualify each year as a 'regulated investment company' within the meaning of the Code. The Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. The Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.

     Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net real-ized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long investors have held Advisor Shares or whether received in cash or reinvested in additional Advisor Shares. As a general rule, an investor's gain or loss on a sale or redemption of its Fund shares will be a long-term capital gain or loss if it has held its shares for more than one year and will be a short-term capital gain or loss if it has held its shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. Investors may be proportionately liable for taxes on income and gains of the Fund, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities will not result in unrelated business taxable income to a tax-exempt investor. The Fund's dividends, to the extent not derived from dividends attributable to certain types of stock issued by U.S. domestic corporations, will not qualify for the dividends received deduction for corporations.

     Dividends and interest received by the Fund may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of the Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities. Individuals investing in the Fund through Institutions should consult those Institutions or their own tax advisers regarding the tax consequences of investing in the Fund.

NET ASSET VALUE

     The Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays
                                       16
falls on a Saturday or Sunday, respectively. The net asset value per share of the Fund generally changes each day.

     The net asset value per Advisor Share of the Fund is computed by adding the Advisor Shares' pro rata share of the value of the Fund's assets, deducting the Advisor Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Advisor Shares and then dividing the result by the total number of outstanding Advisor Shares.

     Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.
PERFORMANCE

     The Fund quotes the performance of Advisor Shares separately from Common Shares. The net asset value of the Advisor Shares is listed in The Wall Street Journal each business day under the heading Warburg Pincus Advisor Funds. From time to time, the Fund may advertise the average annual total return of Advisor Shares over various periods of time. These total return figures show the average percentage change in value of an investment in the Advisor Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Advisor Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Advisor Shares. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as on a year-by-year, quarterly or current year-to-date basis).

     When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures of Advisor Shares for various periods, representing the cumulative change in value of an investment in the Advisor Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

     Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling Warburg Pincus Advisor Funds at (800) 888-6878.

     In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund. The Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar invest-
                                       17
ment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) the Morgan Stanley Capital International Europe, Australia and Far East ('EAFE') Index, the Salomon Russell Global Equity Index and the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500, which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor's Daily, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes, Business Week, Mutual Fund Magazine, Morningstar, Inc. and Financial Times.

     In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective In addition, the Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. The Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of Advisor Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

GENERAL INFORMATION

ORGANIZATION. The Fund was incorporated on February 9, 1989 under the laws of the State of Maryland under the name 'Counsellors International Equity Fund, Inc.' On October 27, 1995, the Fund amended its charter to change its name to 'Warburg, Pincus International Equity Fund, Inc.' The Fund's charter authorizes the governing Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Advisor Shares. Under the Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

MULTI-CLASS STRUCTURE. The Fund offers a separate class of shares, the Common Shares, directly to individuals pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner, except that Advisor Shares bear fees payable by the Fund to Institutions for services they provide to the beneficial owners of such shares and enjoy certain exclusive voting rights on matters relating to these fees. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Common Shares from their investment professional or by calling Counsellors Securities at (800) 888-6878.

VOTING RIGHTS. Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of its account, as well as a statement of its account after any transaction that affects its share balance or share registration (other than the reinvestment of dividends or distributions). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Each Institution that is the record owner of Advisor Shares on behalf of its customers will send a statement to those customers periodically showing their indirect interest in Advisor Shares, as well as providing other information about the Fund. See 'Shareholder Servicing.'
SHAREHOLDER SERVICING

     The Fund is authorized to offer Advisor Shares exclusively through Institutions whose clients or customers (or participants in the case of retirement plans) ('Customers') are owners of Advisor Shares. Either those Institutions or companies providing certain services to Customers (together, 'Service Organizations') will enter into agreements ('Agreements') with the Fund and/or Counsellors Securities pursuant to a Distribution Plan as described below. Such entities may provide certain distribution, shareholder servicing, administrative and/or accounting services for its Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of the Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub-accounting related to the sale of Advisor Shares beneficially owned by Customers or the information to the Fund necessary for sub-accounting. The Board has approved a Distribution Plan (the 'Plan') pursuant to Rule 12b-1 under the 1940 Act under which each participating Service Organization will be paid, out of the assets of the Fund (either directly or by Counsellors Securities on behalf of the Fund), a negotiated fee on an annual basis not to exceed .75% (up to a .25% annual service fee and a .50% annual distribution fee) of the value of the average daily net assets of its Customers invested in Advisor Shares. The current 12b-1 fee is .50% per annum. The Board evaluates the appropriateness of the Plan on a continuing basis and in doing so considers all relevant factors.

     Warburg, Counsellors Securities and Counsellors Service or any of their affiliates may, from time to time, at their own expense, provide compensation to Service Organizations. To the extent they do so, such compensation does not represent an additional expense to the Fund or its shareholders. In addition Warburg, Counsel-
                                       19
lors Securities or any of their affiliates may, from time to time, at their own expense, pay certain Fund transfer agent fees and expenses related to accounts of Customers. A Service Organization may use a portion of the fees paid pursuant to the Plan to compensate the Fund's custodian or transfer agent for costs related to accounts of its Customers.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE ADVISOR SHARES IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

  THE FUND'S EXPENSES ...................................................... 2
  FINANCIAL HIGHLIGHTS ..................................................... 3
  INVESTMENT OBJECTIVE AND POLICIES ........................................ 4
  PORTFOLIO INVESTMENTS .................................................... 4
  RISK FACTORS AND SPECIAL
     CONSIDERATIONS ........................................................ 6
  PORTFOLIO TRANSACTIONS AND TURNOVER
     RATE .................................................................. 8
  CERTAIN INVESTMENT STRATEGIES ............................................ 8
  INVESTMENT GUIDELINES ................................................... 10
  MANAGEMENT OF THE FUND .................................................. 11
  HOW TO PURCHASE SHARES .................................................. 13
  HOW TO REDEEM AND EXCHANGE
     SHARES ............................................................... 14
  DIVIDENDS, DISTRIBUTIONS AND TAXES ...................................... 15
  NET ASSET VALUE ......................................................... 16
  PERFORMANCE ............................................................. 17
  GENERAL INFORMATION ..................................................... 18
  SHAREHOLDER SERVICING ................................................... 19


                                     [LOGO]

                     [ ] WARBURG PINCUS
                         INTERNATIONAL EQUITY FUND


                                  PROSPECTUS


                               DECEMBER 29, 1995

                                                              Rule 497(c)
                                         Securities Act File No. 33-27031
                                 Investment Company Act File No. 811-5765

                      STATEMENT OF ADDITIONAL INFORMATION

                               December 29, 1995



                   WARBURG PINCUS INTERNATIONAL EQUITY FUND

               P.O. Box 9030, Boston, Massachusetts  02205-9030
                     For information, call (800) 888-6878


                                   Contents

                                                                          Page


Investment Objective  . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . .   28
Additional Purchase and Redemption Information  . . . . . . . . . . . . .   35
Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
Additional Information Concerning Taxes . . . . . . . . . . . . . . . . .   37
Determination of Performance  . . . . . . . . . . . . . . . . . . . . . .   40
Auditors and Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . .   43
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . .   44
Appendix - Description of Ratings . . . . . . . . . . . . . . . . . . . .  A-1
Report of Coopers & Lybrand L.L.P., Independent Auditors  . . . . . . . .  A-3



          This Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Common Shares of Warburg Pincus International Equity Fund (the "Fund"), Warburg Pincus Emerging Markets Fund, Warburg Pincus Japan Growth Fund and Warburg Pincus Japan OTC Fund, and with the Prospectus for the Advisor Shares of the Fund, each dated December 29, 1995, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectuses and information regarding the Fund's current performance may be obtained by calling the Fund at (800) 257-5614.
Information regarding the status of shareholder accounts may be obtained by calling the Fund at (800) 888-6878 or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                             INVESTMENT OBJECTIVE

          The investment objective of the Fund is long-term capital appreciation.


                              INVESTMENT POLICIES

          The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectuses.

Options, Futures and Currency Exchange Transactions

          Securities Options. The Fund may write covered call options on stock and debt securities and may purchase put and call options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

          The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and
(iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

          Stock Index Options. The Fund may purchase and write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index, fluctuating with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on stock indexes are similar to options on stock except that
(i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

          OTC Options. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

          Futures Activities. The Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

          The Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities. The ability of the Fund to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

          Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

          Options on Futures Contracts. The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          Currency Exchange Transactions. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above) or (iii) through entering into forward contracts to purchase or sell currency.

          Forward Currency Contracts.   A forward currency contract involves
an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Currency Hedging. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

          The Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectuses, the Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Fund on securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid high-grade debt securities or other securities that are acceptable as collateral to the appropriate regulatory authority.

          For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

          Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers.

          Foreign Currency Exchange. Since the Fund will be investing in securities denominated in currencies of non-U.S. countries, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of the yen against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.

          Information. Many of the securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries. For example, tensions in Asia have increased following the announcement in March 1993 by The Democratic People's Republic of Korea ("North Korea") of its intention to withdraw from participation in the Nuclear Non-Proliferation Treaty and its refusal to allow the International Atomic Energy Agency to conduct full inspections of its nuclear facilities. Military action involving North Korea or the economic deterioration of North Korea could adversely affect the entire region and the performance of the Fund.

          Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

          Foreign Taxes and Increased Expenses. The operating expenses of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expense of some other international funds, are higher than those costs incurred by other investment companies.

          General. In general, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          Japanese Investments. From time to time depending on current market conditions, the Fund may invest a significant portion of its assets in Japanese securities. Like any investor in Japan, the Fund will be subject to general economic and political conditions in the country. In addition to the considerations discussed above, these include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

          The information set forth in this section has been extracted from various governmental publications and other sources. The Fund makes no representation as to the accuracy of the information, nor has the Fund attempted to verify it. Furthermore, no representation is made that any correlation exists between Japan or its economy in general and the performance of the Fund.

          Economic Background. Over the past 30 years Japan has experienced significant economic development. During the era of high economic growth in the 1960's and early 1970's the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970's Japan moved into assembly industries which employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of electrical and electronic products and automobiles. Moreover, since the mid-1980's Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. In the mid-1990's, Japan has been plagued by rising unemployment, excess capacity and significant bad debts in the banking sector. On January 17, 1995, the Great Hanshin Earthquake severely damaged Kobe, Japan's largest container port. The government has announced a $5.9 billion plan to repair the port and estimates damage to the region at approximately $120 billion. However, the long-term economic effects of the earthquake cannot be predicted.

          Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. Oil prices therefore have a major impact on the domestic economy, as is evidenced by the current account deficits triggered by the two oil crises of the 1970's. Oil prices have declined mainly due to a worldwide easing of demand for crude oil. The stabilized price of oil contributed to Japan's sizeable current account surplus and stability of wholesale and consumer prices since 1981. While Japan is working to reduce its dependence on foreign materials, its lack of natural resources poses a significant obstacle to this effort.

          International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import.
Japan's trade surplus has increased dramatically in recent years, exceeding $100 billion per year since 1991 and reaching a record high of $145 billion in 1994. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses resulting therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest. In 1995, however, the trade surplus has decreased due to a drop in exports. The reduced exports are due primarily to the strength of the yen and the impact of threatened U.S. trade sanctions. The United States and Japan have engaged in "economic framework" negotiations to help increase the United States' share in Japanese markets and reduce Japan's current account surplus, but progress in the negotiations has been hampered by the recent political upheaval in Japan. On June 28, 1995, the United States agreed not to impose trade sanctions in return for a modest commitment by Japan to buy more American cars and auto parts. Any trade sanctions imposed upon Japan by the United States as a result of the current friction or otherwise could adversely impact Japan and the Fund's investments there.

          The following table sets forth the composition of Japan's trade balance, as well as other components of its current account, for the years shown.



                                CURRENT ACCOUNT
                                     Trade




          Year                    Exports                  Imports                  Trade Balance                 Current Balance
          ----                    -------                  -------                  -------------                 ---------------
                                                     (U.S. dollars in millions)

         1989                     269,570                   192,653                      76,917                          57,157
         1990                     280,374                   216,846                      63,528                          35,761
         1991                     306,557                   203,513                     103,044                          72,901
         1992                     330,850                   198,502                     132,348                         117,551
         1993                     351,292                   209,778                     141,514                         131,448
         1994                     384,176                   238,232                     145,944                         129,140


Source:   Institute of Fiscal and Monetary Policy, Ministry of Finance of
          Japan


          Economic Trends. The following tables set forth Japan's gross domestic product, wholesale price index and consumer price index for the years shown.



                         GROSS DOMESTIC PRODUCT (GDP)




                                  1994              1993              1992             1991             1990             1989
                                  ----              ----              ----             ----             ----             ----
 GDP (yen billions)
  (Expenditures)               Y 469,149         Y 465,972         Y 463,145        Y 451,297        Y 24,537         Y 396,197

 Change in GDP
   from Preceding
   Year

 Nominal terms                    0.7%               0.6%             2.6%             6.3%             7.2%             6.7%

 Real Terms                       0.5%              -0.2%             1.1%             4.3%             4.8%             4.7%


Source:   Institute of Fiscal and Monetary Policy, Ministry of Finance of
          Japan

                             WHOLESALE PRICE INDEX



                                                                                                                  Change from
                                                                  All                                              Preceding
 Year                                                         Commodities                                            Year
 ----                                                         -----------                                         -----------
                                                     (Base year:  1990)

 1989                                                             98.0                                               2.5
 1990                                                            100.0                                               2.0
 1991                                                             99.4                                              (0.6)
 1992                                                             97.8                                              (1.6)
 1993                                                             95.0                                              (2.9)
 1994                                                             93.0                                               2.1


  Source: Financial Statistics of Japan (1993 ed. and June 1994 supp.), Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan; International Monetary Fund



                             CONSUMER PRICE INDEX




                                                                                                                   Change from
 Year                                                           General                                           Preceding Year
 ----                                                           -------                                           --------------
                                                         (Base Year:  1990)
 1989                                                              97.0                                                 2.3
 1990                                                             100.0                                                 3.1
 1991                                                             103.3                                                 3.3
 1992                                                             105.0                                                 1.6
 1993                                                             106.4                                                 1.3
 1994                                                             107.1                                                 0.7


     Source: Financial Statistics of Japan (1993 ed. and June 1994 supp.), Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan; International Monetary Fund

          Securities Markets. There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange is by far the largest, followed by the Osaka Stock Exchange and the Nagoya Stock Exchange. These exchanges divide the market for domestic stocks into two sections, with newly listed companies and smaller companies assigned to the Second Section and larger companies assigned to the First Section.

          The following table sets forth the number of Japanese companies listed on the three major Japanese stock exchanges as of the end of 1994.

                      NUMBER OF LISTED DOMESTIC COMPANIES



                    Tokyo                                        Osaka                                     Nagoya
         ---------------------------                  --------------------------                  -------------------------
         1st                    2nd                   1st                   2nd                   1st                  2nd
         Sec.                   Sec.                  Sec.                  Sec.                  Sec.                 Sec.
         ----                   ----                  ----                  ----                  ----                 ----

         1,235                   454                   855                   344                  431                  129


               Source:  Tokyo Stock Exchange, Fact Book 1995



          The following table sets forth the trading volume and value of Japanese stocks on the eight Japanese stock exchanges for the years shown.



              STOCK TRADING VOLUME & VALUE ON ALL STOCK EXCHANGES
                     (shares in millions; yen in billions)



 Year                                                              Volume                                 Value
 ----                                                              ------                                 -----

 1989  . . . . . . . . . . . . . . . . . . . .                    256,296                              Y 386,395
 1990  . . . . . . . . . . . . . . . . . . . .                    145,837                                231,837
 1991  . . . . . . . . . . . . . . . . . . . .                    107,844                                134,160
 1992  . . . . . . . . . . . . . . . . . . . .                     82,563                                 80,456
 1993  . . . . . . . . . . . . . . . . . . . .                    101,172                                106,123
 1994  . . . . . . . . . . . . . . . . . . . .                    105,936                                114,622

 Source:  Tokyo Stock Exchange, Fact Book 1995


          Securities Indexes. The Tokyo Stock Price Index ("TOPIX") is a composite index of all common stocks listed on the First Section of the Tokyo Stock Exchange. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

          The following table sets forth the high, low and year-end TOPIX for the years shown.

                                     TOPIX

                              (January 4, 1968=100)


 Year                                Year-end                              High                               Low
 ----                                --------                              ----                               ---
 1989                                2,881.37                            2,884.80                           2,364.33
 1990                                1,733.83                            2,867.70                           1,523.43
 1991                                1,714.68                            2,028.85                           1,638.06
 1992                                1,307.66                            1,763.43                           1,102.50
 1993                                1,439.31                            1,698.67                           1,250.06
 1994                                1,559.09                            1,712.73                           1,445.97


 Source:  Tokyo Stock Exchange, Fact Book 1995





     Currency Fluctuation. The Fund's investments in Japanese securities will be denominated in yen and most income received by the Fund from such investments will be in yen. However, the Fund's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of the Fund's Japanese investments. The following table presents the average exchange rates of Japanese yen for U.S. dollars for the years shown:

           Year                Yen Per U.S. Dollar
           ----                -------------------
           1994                     Y 102.18
           1993                       111.08
           1992                       126.79
           1991                       134.59
           1990                       145.00
           1989                       138.07

  Source: Board of Governors of the Federal Reserve System, Federal Reserve Bulletin

     On December 28, 1995, the rate of exchange was 102.73 Japanese yen per U.S. dollar.

     U.S. Government Securities. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

     Securities of Other Investment Companies. The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

     Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 20% of the Fund's total assets taken at value. The Fund will not lend portfolio securities to E.M. Warburg, Pincus & Co., Inc. ("EMW") or its affiliates unless the Fund has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

     By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not an investment objective of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time;
(iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

     When-Issued Securities and Delayed-Delivery Transactions. The Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the com-mitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

     When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. government securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     American, European and Continental Depositary Receipts. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

     Warrants. The Fund may invest up to 5% of net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase), provided that not more than 2% of net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     Non-Publicly Traded and Illiquid Securities. The Fund may not invest more than 10% of its total assets, in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.

Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Borrowing. The Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's total assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Other Investment Limitations

     The investment limitations numbered 1 through 11 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 12 through 16 may be changed by a vote of the Board at any time.

     The Fund may not:

     1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

     2. Borrow money or issue senior securities except that the Fund may (a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings described in (a) exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

     3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

     4. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities and enter into repurchase agreements.

     5. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

     7.  Make short sales of securities or maintain a short position.

     8. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities, (b) write covered call options on securities, (c) purchase and write put and call options on stock indices and (d) enter into options on futures contracts.

     9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

     10. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

     11. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

     12. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

     13. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

     14. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Directors or any officer or director of Warburg individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

     15. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

     16.  Invest in oil, gas, or mineral leases.

     The aggregate of all Rule 144A Securities, non-publicly traded and illiquid securities and securities of companies (including predecessors) that have been in continuous operation for less than three years is limited to 15% of total assets. This and other non-fundamental investment limitations are currently required by one or more states in which shares of the Fund are sold. These may be more restrictive than the limitations set forth above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of Fund shares in the state involved. In addition, the relevant state may change or eliminate its policy regarding such investment limitations.

     If a percentage restriction (other than the percentage limitation set forth in No. 2 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

Portfolio Valuation

     The Prospectuses discuss the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

     Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. In determining the market value of portfolio investments, the Fund may employ outside organizations (a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

     Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions

     Warburg is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

     Warburg will select specific portfolio investments and effect transactions for the Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange

Act of 1934) to the Fund and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg.
Research and other services received may be useful to Warburg in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. For the fiscal year ended October 31, 1995, $218,775 of total brokerage commissions was paid to brokers and dealers who provided such research and other services on portfolio transactions of $2,193,222,536. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreement with the Fund are not reduced by reason of its receiving any brokerage and research services.

     During the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Fund paid an aggregate of approximately $963,744, $3,525,445 and $5,991,704, respectively, in commissions to broker-dealers for execution of portfolio transactions. The fiscal 1994 and 1995 commission increases were a result of sharp increases in the volume of share-related activity as the Fund received large inflows of capital.

     Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

     Any portfolio transaction for the Fund may be executed through Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio transactions have been executed through Counsellors Securities since the commencement of the Fund's operations.

     In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services. See the Prospectuses, "Shareholder Servicing."

     Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

     The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Portfolio Turnover

     The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

     Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.


                            MANAGEMENT OF THE FUND

Officers and Board of Directors

     The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard N. Cooper (61)  . . . . Director
Room 7E47OHB                    National Intelligence Counsel;
Central Intelligence Agency     Professor at Harvard University;
930 Dolly Madison Blvd.         Director or Trustee of Circuit City
McClain, Virginia 22107         Stores, Inc. (retail electronics and
                                appliances) and Phoenix Home Life
                                Insurance Co.

Donald J. Donahue (71)  . . . . Director
99 Indian Field Road            Chairman of Magma Copper Company since
Greenwich, Connecticut 06830    January 1987; Director or Trustee of GEV
                                Corporation and Signet Star Reinsurance
                                Company; Chairman and Director of NAC Holdings from September 1990-June 1993.

Jack W. Fritz (68)  . . . . . . Director
2425 North Fish Creek Road      Private investor; Consultant
P.O. Box 483                    and Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014           Fritz Communications (developers and operators
                                of radio stations); Director of Advo, Inc.
                                (direct mail advertising).

John L. Furth* (65) . . . . . . Chairman of the Board
466 Lexington Avenue            Vice Chairman and Director of EMW;
New York, New York 10017-3147   Associated with EMW since 1970; Director and
                                officer of other investment companies advised by Warburg.


------------------------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Thomas A. Melfe (63)  . . . . . Director
30 Rockefeller Plaza            Partner in the law firm of
New York, New York 10112        Donovan Leisure Newton & Irvine; Director of
                                Municipal Fund for New York Investors, Inc.

Alexander B. Trowbridge (66)  . Director
1155 Connecticut Avenue, N.W.   President of Trowbridge Partners, Inc.
Suite 700                       (business consulting) from January 1990-
Washington, DC 20036            January 1994; President of the National
                                Association of Manufacturers from 1980-1990;
                                Director or Trustee of New England Mutual Life
                                Insurance Co., ICOS Corporation
                                (biopharmaceuticals), P.H.H. Corporation
                                (fleet auto management; housing and plant relocation service), WMX Technologies Inc.
                                (solid and hazardous waste collection and disposal), The Rouse Company (real estate development), SunResorts International Ltd.
                                (hotel and real estate management), Harris
                                Corp. (electronics and communications
                                equipment), The Gillette Co. (personal care products) and Sun Company Inc. (petroleum refining and marketing).

Richard H. King (51)  . . . . . President and Portfolio Manager
466 Lexington Avenue            Portfolio Manager or Co-Portfolio
New York, New York 10017-3147   Manager of other Warburg Pincus Funds;
                                Managing Director of EMW since 1989;
                                Associated with EMW since 1989; President of other investment companies advised by Warburg.

Arnold M. Reichman (47) . . . . Executive Vice President
466 Lexington Avenue            Managing Director and Assistant
New York, New York 10017-3147   Secretary of EMW; Associated with EMW since
                                1984; Senior Vice President, Secretary and
                                Chief Operating Officer of Counsellors
                                Securities; Officer of other investment
                                companies advised by Warburg.

Eugene L. Podsiadlo (38)  . . . Senior Vice President
466 Lexington Avenue            Managing Director of EMW; Associated with
New York, New York 10017-3147   EMW since 1991; Vice President of Citibank,
                                N.A. from 1987-1991; Senior Vice President of Counsellors Securities and officer of other investment companies advised by Warburg.

Stephen Distler (42)  . . . . . Vice President and
466 Lexington Avenue            Chief Financial Officer
New York, New York 10017-3147   Managing Director, Controller and Assistant
                                Secretary of EMW; Associated with EMW since
                                1984; Treasurer of Counsellors Securities;
                                Vice President, Treasurer and Chief Accounting
                                Officer or Vice President and Chief Financial
                                Officer of other investment companies advised by Warburg.

Eugene P. Grace (44)  . . . . . Vice President and Secretary
466 Lexington Avenue            Associated with EMW since April 1994;
New York, New York 10017-3147   Attorney-at-law from September 1989-April
                                1994; life insurance agent, New York Life
                                Insurance Company from 1993-1994; General
                                Counsel and Secretary, Home Unity Savings Bank from 1991-1992; Vice President and Chief
                                Compliance Officer of Counsellors Securities;
                                Vice President and Secretary of  other
                                investment companies advised by Warburg.

Howard Conroy (41)  . . . . . . Vice President, Treasurer
466 Lexington Avenue            and Chief Accounting Officer
New York, New York 10017-3147   Associated with EMW since 1992; Associated
                                with Martin Geller, C.P.A. from 1990-1992;
                                Vice President, Finance with Gabelli/Rosenthal
                                & Partners, L.P. until 1990; Vice President,
                                Treasurer and Chief Accounting Officer of other investment companies advised by Warburg.

Karen Amato (32)  . . . . . . . Assistant Secretary
466 Lexington Avenue            Associated with EMW since 1987; Assistant
New York, New York 10017-3147   Secretary of other investment companies
                                advised by Warburg.

          No employee of Warburg or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $1,000, and

$250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation
(for the fiscal year ended October 31, 1995)


                                                                    Total                          Total Compensation from
                                                              Compensation from                    all Investment Companies
                  Name of Director                                   Fund                            Managed by Warburg*
                  ----------------                            -----------------                    ------------------------
 John L. Furth                                                      None**                                  None**
 Richard N. Cooper                                                  $2,250                                 $41,083
 Donald J. Donahue                                                  $2,500                                 $43,833
 Jack W. Fritz                                                      $1,750                                 $35,333
 Thomas A. Melfe                                                    $2,500                                 $43,583
 Alexander B. Trowbridge                                            $2,500                                 $43,833


__________________________

* Each Director also serves as a Director or Trustee of 15 other investment companies advised by Warburg.

** Mr. Furth is considered to be an interested person of the Fund and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receives no compensation from the Fund or any other investment company managed by Warburg.


          Mr. Richard H. King, president and portfolio manager of the Fund, earned a B.A. degree from Durham University in England. Mr. King has been a portfolio manager of the Fund since its inception on May 2, 1989 and is also a co-portfolio manager of Warburg Pincus Japan OTC Fund and Warburg Pincus Emerging Markets Fund and portfolio manager of the International Equity Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust. From 1968 to 1982, he worked at W.I. Carr Sons & Company (Overseas), a leading international brokerage firm. He resided in the Far East as an investment analyst from 1970 to 1977, became director, and later relocated to the U.S. where he became founder and president of W.I. Carr (America), based in New York. From 1982 to 1984 Mr. King was a director in charge of the Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. In 1984 Mr. King became chief investment officer and director for all international investment strategy with Fiduciary Trust Company International S.A., in London. He managed an EAFE mutual fund (FTIT) 1985-1986 which grew from $3 million to over $100 million during this two-year period.

          Mr. Nicholas P.W. Horsley, associate portfolio manager and research analyst of the Fund, is also a co-portfolio manager of Warburg Pincus Japan OTC Fund and Warburg Pincus Emerging Markets Fund and an associate portfolio manager and research analyst of the International Equity Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust. He joined Warburg in 1993. From 1981 to 1984 Mr. Horsley was a Securities Analyst at Barclays Merchant Bank in London, UK and Johannesburg, RSA. From 1984 to 1986 he was a Senior Analyst with BZW Investment Management in London. From 1986 to 1993 he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Horsley earned B.A. and M.A. degrees with honors from University College, Oxford.

          Mr. P. Nicholas Edwards, associate portfolio manager and research analyst of the Fund, is also portfolio manager of Warburg Pincus Japan Growth Fund and an associate portfolio manager and research analyst of the International Equity Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust. Prior to joining Warburg in August 1995, Mr. Edwards
was a director at Jardine Fleming Investment Advisers, Tokyo.   He was a vice
president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan.

          Mr. Harold W. Ehrlich, associate portfolio manager and research analyst of the Fund, is also an associate portfolio manager and research analyst of Warburg Pincus Emerging Markets Fund and the International Equity Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. He was a research analyst and assistant portfolio manager at Fundamental Management Corporation from 1985 to 1986 and a research analyst at First Equity Corporation of Florida from 1983 to 1985. Mr. Ehrlich earned a B.S.B.A. degree from the University of Florida and earned his Chartered Financial Analyst designation in 1990.

          Mr. Vincent J. McBride, associate portfolio manager and research analyst of the Fund, is also an associate portfolio manager of Warburg Pincus Emerging Markets Fund and the International Equity Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust. Prior to joining Warburg in 1994, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corp. from 1992 to 1993. He was also a portfolio manager/analyst at United Jersey Bank from 1989 to 1992 and a portfolio manager at First Fidelity Bank from 1987 to 1989. Mr. McBride earned a B.S. degree from the University of Delaware and an M.B.A. degree from Rutgers University.

          As of November 30, 1995, directors and officers of the Fund as a group owned of record 196,887 of the Fund's outstanding Common Shares. As of the same date, Mr. John L. Furth may be deemed to have beneficially owned 19.48% of the Fund's outstanding Common Shares, including shares owned by clients for which Warburg has investment discretion. Mr. Furth disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares. No directors or officers owned of record any Advisor Shares.

Investment Adviser and Co-Administrators

          Warburg serves as investment adviser to the Fund, Counsellors Funds Service, Inc. ("Counsellors Service") serves as a co-administrator to the Fund and PFPC serves as a co-administrator to the Fund pursuant to separate written agreements (the "Advisory Agreement," the "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). The services provided by, and the fees payable by the Fund to, Warburg under the Advisory Agreement, Counsellors Service under the Counsellors Service Co-Administration Agreement and PFPC under the PFPC Co-Administration Agreement are described in the Prospectuses. See the Prospectuses, "Management of the Fund." Each class of shares of the Fund bears its proportionate share of fees payable to Warburg, Counsellors Service and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. Prior to March 1, 1994, PFPC served as administrator to the Fund and Counsellors Service served as administrative services agent to the Fund pursuant to separate written agreements.

          Warburg agrees that if, in any fiscal year, the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on a monthly basis. At the date of this Statement of Additional Information, the most restrictive annual expense limitation applicable to the Fund is 2.5% of the first $30 million of the average net assets of the Fund, 2% of the next $70 million of the average net assets of the Fund and 1.5% of the remaining average net assets of the Fund.

          For the years ended October 31, 1993, October 31, 1994 and October 31, 1995, Warburg earned $1,934,531, $9,879,319 and $20,225,631, respectively, in investment advisory fees. PFPC received $227,714, $851,564 and $1,386,283 for the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, respectively. Counsellors Service received $97,928, $871,165 and $2,022,563 during the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, respectively.

Custodians and Transfer Agent

          Fiduciary Trust Company International ("Fiduciary") is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, Fiduciary (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements.

Fiduciary is authorized to select one or more foreign or domestic banks or trust companies and securities depositories to serve as sub-custodian on behalf of the Fund. The principal business address of Fiduciary is Two World Trade Center, New York, New York 10048.

          PNC Bank, National Association ("PNC") also provides certain custodial services generally in connection with purchases and sales of Fund shares. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101.

          State Street Bank and Trust Company ("State Street") serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street
(i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Fund

          The Fund's charter authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share ("Common Shares"), of which one billion shares are designated Common Stock - Series 1 and one billion shares are designated Common Stock - Series 2 (the "Advisor Shares"). Only Common Shares and Advisor Shares have been issued by the Fund.

          All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

          The Fund has entered into a distribution agreement with an institution (the "Service Organization") pursuant to which support services are provided to the holders of Advisor Shares in consideration of the Fund's payment, out of the assets attributable to the Advisor Shares, of .50%, on an annualized basis (a .25% annual service fee and a .25% annual distribution fee), of the average daily net assets of the Advisor Shares held of record. The Fund's Advisor Shares paid the Service Organization $1,274,343 in fees for the year ended October 31, 1995. See the Advisor Prospectus, "Shareholder Servicing." The Fund may, in the future, enter into additional agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. See the Advisor Prospectus, "Shareholder Servicing." Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made.

          An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution arrangements. A Customer of an Institution should read the relevant Prospectus and Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

          The Distribution Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan ("Independent Directors"). Any material amendment of the Distribution Plan would require the approval of the Board in the same manner. The Distribution Plan may not be amended to increase materially the amount to be spent under it without shareholder approval of the Advisor Shares. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Advisor Shares of the Fund.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectuses under "Net Asset Value."

          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

          Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the Fund.


                              EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by Warburg is available to investors in the Fund. The funds into which exchanges can be made by holders of Common Shares currently are the Common Shares of Warburg Pincus Cash Reserve Fund, Warburg Pincus New York Tax Exempt Fund, Warburg Pincus New York Intermediate Municipal Fund, Warburg, Pincus Tax Free Fund, Warburg Pincus Intermediate Maturity Government Fund, Warburg Pincus Fixed Income Fund, Warburg Pincus Global Fixed Income Fund, Warburg Pincus Balanced Fund, Warburg Pincus Growth & Income Fund, Warburg Pincus Capital Appreciation Fund, Warburg Pincus Small Company Value Fund, Warburg Pincus Emerging Growth Fund, Warburg Pincus Post-Venture Capital Fund, Warburg Pincus Emerging Markets Fund, Warburg Pincus Japan Growth Fund and Warburg Pincus Japan OTC Fund. Common Shareholders of the Fund may exchange all or part of their shares for Common Shares of these or other mutual funds organized by Warburg in the future on the basis of their relative net asset values per share at the time of exchange. Exchanges of Advisor Shares may currently be made with Advisor Shares of Warburg Pincus

Balanced Fund, Warburg Pincus Capital Appreciation Fund, Warburg Pincus Emerging Growth Fund, Warburg Pincus Emerging Markets Fund, Warburg Pincus Growth & Income Fund, Warburg Pincus International Equity Fund, Warburg Pincus Japan Growth Fund, Warburg Pincus Japan OTC Fund and Warburg Pincus Post-Venture Capital Fund at their relative net asset values at the time of the exchange.

          The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.

          Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

          The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Fund

(a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the Fund's Prospectuses. As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Fund expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

          The Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the Fund to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Fund will continue to qualify as a regulated investment company.

          A shareholder of the Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will nevertheless be taxable to them. Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, as described in the Prospectuses, will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in the Fund, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

          Each shareholder will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

          If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and dis-tributions and (ii) the proceeds of any sales or repurchases of shares of the Fund. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.

Investment in Passive Foreign Investment Companies

          If the Fund purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Fund may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on either the Fund or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

          The Fund may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Fund.

          On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for regulated investment companies. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of the Fund is unclear. If the Fund is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to-market the stock (that is, treat it as if it were sold for fair market value). Such an election could result in acceleration of income to the Fund.


                         DETERMINATION OF PERFORMANCE

          From time to time, the Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. With respect to the Fund's Common Shares, the Fund's average annual total return for the one-year period ended October 31, 1995 was - 2.55%, the average annual total return for the five-year period ended October 31, 1995 was 12.68% (12.64% without waivers) and the average annual total return for the period commenced May 2, 1989 (commencement of operations) and ended October 31, 1995 was 12.77% (12.65% without waivers). These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)[*GRAPHIC OMITTED-SEE FOOTNOTE BELOW] = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. The Advisor Shares average annual total return for the one-year period ended October 31, 1995 was - 3.04%, and the average annual total return for the period commenced April 5, 1991 (initial issuance) and ended October 31, 1995 was 10.22% (10.19% without waivers).

          The Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the



------------------------
* The expression (1 + T) is being raised to the nth power.

number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

          The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with invest-ments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

          The Fund intends to diversify its assets among countries, and in doing so, would expect to be able to reduce the risk arising from economic problems affecting a single country. Warburg thus believes that, by spreading risk throughout many diverse markets outside the United States, the Fund will reduce its exposure to country-specific economic problems. Warburg also believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

          To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International (EAFE) Europe, Australia and Far East Index (the "MS-EAFE Index"), has equalled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S & P 500 Index") in 14 of the last 23 years. The following table compares annual total returns of the MS-EAFE Index and the S & P 500 Index for the calendar years shown.

                        MS-EAFE Index vs. S&P 500 Index
                                  1972 - 1994
                             Annual Total Return+

     Year                MS-EAFE Index            S&P 500 Index
     ----                -------------            -------------

     1972*                  33.28                    14.43
     1973*                 -16.82                   -18.85
     1974*                 -25.60                   -30.96
     1975*                  31.21                    27.81
     1976                    -.36                    18.27
     1977*                  14.61                    -9.64
     1978*                  28.92                     5.01
     1979                    1.82                     9.02
     1980                   19.01                    27.71
     1981*                  -4.85                   -10.17
     1982                   -4.63                    14.80
     1983*                  20.91                    13.93
     1984*                   5.02                    -1.22
     1985*                  52.97                    29.45
     1986*                  66.80                    14.97
     1987*                  23.18                      .26
     1988*                  26.66                     8.61
     1989                    9.22                    28.81
     1990                  -24.71                    -8.24
     1991                   10.19                    27.94
     1992                  -13.89                     4.43
     1993*                  30.49                     7.22
     1994*                   6.24                    -1.34
     1995                    9.42                    34.71
_________________

+    Without reinvestment of dividends.

* The MS-EAFE Index has outperformed the S&P 500 Index 15 out of the last 24 years.

Source:  Morgan Stanley Capital International; Bloomberg Financial Markets


          The quoted performance information shown above is not intended to indicate the future performance of the Fund.

          Advertising or supplemental sales literature relating to the Fund may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Fund differs from the MS-EAFE Index in composition.


                             AUDITORS AND COUNSEL

          Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent auditors for the Fund. The financial statements for the fiscal years ended October 31, 1994 and October 31, 1995 that appear in this Statement of Additional Information have been audited by Coopers & Lybrand, whose report thereon appears elsewhere herein and have been included herein in reliance upon the report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

          The financial statements for the periods beginning with commencement of the Fund through October 31, 1992 have been audited by Ernst & Young LLP ("Ernst & Young"), independent auditors, as set forth in their report and have been included in reliance on such report and upon the authority of such firm as experts in accounting and auditing. Ernst & Young's address is 787 7th Avenue, New York, New York 10019.

          Willkie Farr & Gallagher serves as counsel for the Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.


                                 MISCELLANEOUS

          As of November 30, 1995, the name, address and percentage of ownership of each person (other than Mr. Furth, see "Management of the Fund") that owns of record 5% or more of the Fund's outstanding shares were as follows:

Common Shares

          Charles Schwab & Co., Inc. Reinvest Account, Attn: Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 -- 31.27% and Nat'l Financial Services Corp., FBO Customers, P.O. Box 3908, Church Street Station, New York, NY 10008-3908 -- 7.04%. The Fund believes that these entities are not the beneficial owners of shares held of record by them. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to have beneficially owned 19.52% of the Common Shares outstanding, including shares owned by clients for which Warburg has investment discretion and by companies that EMW may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.

Advisor Shares

          Connecticut General Life Ins. Co. ("CIGNA") on behalf of its separate accounts 55E 55F 55G c/o Melissa Spencer, M110, Cigna Corp., P.O. Box 2975, Hartford, CT 06104-2975 -- 99.85%. CIGNA is not the beneficial owner of shares held of record by them.


                             FINANCIAL STATEMENTS

          The Fund's audited financial statements for the fiscal year ended October 31, 1995 follow the Report of Independent Auditors.

                                   APPENDIX

                            DESCRIPTION OF RATINGS

Commercial Paper Ratings

          Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

     To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

     The following summarizes the ratings used by Moody's for corporate bonds:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "Baa". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

--------------------------------------------------------------------------------
 WARBURG PINCUS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus International Equity Fund (the 'Fund') is long-term capital appreciation. The Fund aims to tap into the strong growth potential of today's world stock markets by investing primarily in companies whose principal business activities and interests are outside the United States.

     For the 12 months ended October 31, 1995, the Fund fell 2.55%, vs. losses of 0.61% in the Lipper International Fund Index and 0.37% in the Morgan Stanley Europe, Australia and Far East ('EAFE') Index. Exposure to emerging markets (the Lipper Emerging Markets Fund Index fell 18.35% during the period) accounted for much of the Fund's underperformance. Shareholders should note, though, that while the Fund's performance lagged that of the EAFE Index for the fiscal year, its long-term record is superior. From its inception on May 2, 1989, through October 31, 1995, the Fund generated an average annual return of 12.77%, compared to 3.15% for the EAFE Index. Also noteworthy is the fact that the Fund managed to outperform its benchmark with a lower level of volatility.

     After a disappointing first half of its fiscal year, the Fund showed a considerable improvement in performance in the second half, aided greatly by a sharp rebound in its Japanese holdings (27.6% of the portfolio through October). Particularly strong gains were recorded by the Fund's Japanese technology issues. We believe that these stocks still hold considerable upside potential, and that most of the broader Japanese market remains significantly undervalued based on traditional long-term measures of value (e.g., price relative to book value, sales and cash flow).

     Other Asian countries we remain positive on are South Korea and Taiwan, two emerging markets that have suffered in 1995. Taiwan has seen its stock market lose roughly a third of its value since the year began, the result of ongoing political tensions with China. This has created particularly attractive values in Taiwan's market, and we have used the opportunity to increase our Taiwanese stake, adding to positions in well-managed companies in the shipping and industrial sectors. In general, we feel that emerging markets have been oversold, given their outstanding long-term attractions.

     The Fund's European holdings contributed positively to its performance over the trailing 12 months, supported by falling interest rates. By country, the Fund's largest weightings as of October 31 were in the United Kingdom and France (7.2% and 5.9%, respectively, of the portfolio). Our British holdings were strong performers during the period. French issues generated less impressive results, hampered by concerns regarding fiscal policies of the Chirac administration and doubts about the country's ability to meet the criteria for European economic and monetary union in 1999. But we remain positive on the outlook for the French companies held in the portfolio, believing they are strong, well-managed businesses.

Richard H. King
Portfolio Manager

6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS INTERNATIONAL
              EQUITY FUND SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus International Equity Fund (the 'Fund') from May 2, 1989 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Morgan Stanley Europe, Australia and Far East Index ('EAFE')* for the same time period.

                                   [GRAPH]

                                                                               FUND
                                                                              ------

1 Year Total Return (9/30/94-9/30/95)......................................     0.01%
5 Year Average Annual Total Return (9/30/90-9/30/95).......................    14.72%
Average Annual Total Return Since Inception (5/02/89-9/30/95)..............    13.33%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

------------
*  EAFE  is  an  unmanaged  index  of  international  equities  with  no defined
   investment  objective   that   is   compiled  by   Morgan   Stanley   Capital
   International.

                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Boards of Directors, Trustees and Shareholders of
  Warburg Pincus Equity Funds:

We have audited the accompanying statements of net assets of the Warburg Pincus Capital Appreciation Fund, Warburg Pincus Emerging Growth Fund and Warburg Pincus International Equity Fund and the accompanying statements of assets and liabilities including the schedules of investments of Warburg Pincus Japan OTC Fund, Warburg Pincus Emerging Markets Fund and Warburg Pincus Post-Venture Capital Fund (all Funds collectively referred to as the 'Warburg Pincus Equity Funds') as of October 31, 1995, and the related statements of operations for the year (or period) then ended, and the statements of changes in net assets for each of the two years (or period) and the financial highlights for each of the three years (or period) in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Warburg Pincus Equity Funds for each of the two years in the period ended October 31, 1992, were audited by other auditors, whose report dated December 15, 1992, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Warburg Pincus Equity Funds as of October 31, 1995, and the results of their operations for the year (or period) then ended, and the changes in their net assets for each of the two years (or period) and the financial highlights for each of the three years (or period) in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA
December 14, 1995

                                                                              67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (90.1%)

Argentina (3.0%)
  Banco de Galicia & Buenos Aires SA                                                         365,989    $    1,729,544
  Banco de Galicia & Buenos Aires SA ADR                                                     118,520         2,266,695
  Banco Frances del Rio de la Plata SA                                                       510,100         3,712,882
  Banco Frances del Rio de la Plata SA ADR                                                   684,800        14,980,000
  Capex SA GDR +                                                                             499,000         6,050,375
  Telefonica de Argentina SA ADR                                                             791,000        16,413,250
  YPF SA ADR                                                                               1,553,500        26,603,687
                                                                                                        --------------
                                                                                                            71,756,433
                                                                                                        --------------
Australia (2.9%)
  BTR Nylex Ltd.                                                                           5,305,519        14,423,345
  Niugini Mining Ltd.                                                                      1,385,000         2,879,270
  Pasminco Ltd.                                                                            7,766,600         8,575,686
  Reinsurance Australia Corp., Ltd.                                                        9,523,400        18,130,173
  Woodside Petroleum Ltd.                                                                  5,175,800        24,791,227
                                                                                                        --------------
                                                                                                            68,799,701
                                                                                                        --------------
Austria (3.2%)
  Boehler-Uddeholm AG +                                                                      327,200        23,071,583
  Maculan Holding AG Vorzuege                                                                 71,360         1,340,837
  V.A. Technologie AG                                                                        456,374        52,926,291
                                                                                                        --------------
                                                                                                            77,338,711
                                                                                                        --------------
Brazil (0.4%)
  Panamerican Beverages, Inc. Class A                                                        366,000        10,019,250
                                                                                                        --------------

Denmark (0.9%)
  International Service System A/S Class B                                                 1,025,110        21,025,972
                                                                                                        --------------

Finland (1.8%)
  Metra Oy Class A                                                                               300            13,155
  Metra Oy Class B                                                                           139,750         6,062,049
  Metsa-Serla Class B                                                                        658,650        24,533,618
  Valmet Corp. Class A                                                                       442,200        12,301,286
                                                                                                        --------------
                                                                                                            42,910,108
                                                                                                        --------------
France (5.9%)
  Bouygues SA                                                                                312,722        33,316,009
  Cetelem                                                                                     66,885        10,688,445
  Fives-Lille (Compagnie De)                                                                  84,060         6,802,643
  Lagardere Groupe                                                                         1,501,475        28,085,365
  Scor SA                                                                                    555,419        16,590,881
  Total Cie Franc Des Petroles Class B                                                       693,650        42,946,329
  Total Petroles SA ADR                                                                       47,743         1,474,064
                                                                                                        --------------
                                                                                                           139,903,736
                                                                                                        --------------

                  See Accompanying Notes to Financial Statements.
20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (CONT'D)
Germany (2.5%)
  Deutsche Bank AG                                                                           694,500    $   31,352,730
  SGL Carbon AG +                                                                            432,040        28,350,128
                                                                                                        --------------
                                                                                                            59,702,858
                                                                                                        --------------
Hong Kong (3.2%)
  Citic Pacific Ltd.                                                                       2,127,000         6,644,124
  HSBC Holdings PLC                                                                        1,976,869        28,766,267
  HSBC Holdings PLC (UK)                                                                     195,074         2,901,055
  Jardine Matheson Holdings Ltd. ADR                                                       4,819,900        29,401,390
  Jilin Chemical Industrial Co. Ltd. ADR +                                                   473,800         9,772,124
                                                                                                        --------------
                                                                                                            77,484,960
                                                                                                        --------------
India (2.1%)
  Hindalco Industries Ltd. GDR                                                               783,950        25,086,400
  Reliance Industries Ltd. GDS                                                             1,292,500        20,188,850
  The India Fund, Inc.                                                                       655,900         5,493,162
                                                                                                        --------------
                                                                                                            50,768,412
                                                                                                        --------------
Indonesia (1.6%)
  P.T. Bank International Indonesia                                                        1,887,500         6,619,155
  P.T. Dynaplast Ltd.                                                                      1,709,700         1,508,337
  P.T. Mulia Industrindo                                                                   2,944,000         8,700,838
  P.T. Semen Gresik                                                                        3,948,500        10,276,202
  P.T. Tri Polyta Indonesia ADR +                                                            675,700        10,473,350
                                                                                                        --------------
                                                                                                            37,577,882
                                                                                                        --------------
Israel (1.5%)
  Ampal-American Israel Corp. Class A +                                                    1,374,000         7,728,750
  ECI Telecommunications Limited Designs                                                   1,453,500        27,616,500
                                                                                                        --------------
                                                                                                            35,345,250
                                                                                                        --------------
Japan (25.8%)
  Canon Inc.                                                                               2,452,000        41,982,194
  Canon Inc. ADR                                                                              98,040         8,357,910
  Daimaru Inc.                                                                               368,000         2,340,280
  DDI Corp.                                                                                    3,675        29,807,015
  East Japan Railway Co.                                                                       2,884        13,628,529
  Fujitsu Ltd.                                                                             2,801,000        33,433,324
  Hitachi Ltd.                                                                             4,096,250        42,080,643
  Kao Corp.                                                                                      500             6,066
  Keyence Corp.                                                                               75,600         9,319,636
  Kirin Beverage Corp.                                                                       124,000         1,880,442
  Kyocera Corp.                                                                              268,000        21,972,801
  Murata Mfg. Co., Ltd.                                                                      301,310        10,583,142
  NEC Corp.                                                                                2,084,000        27,525,682
  Nikon Corp.                                                                              2,670,000        38,139,125
  Nippon Communication Systems Corp.                                                       1,436,700        15,180,863

                  See Accompanying Notes to Financial Statements.
                                                                              21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (CONT'D)
  Nippon Telegraph & Telephone Corp.                                                           6,339    $   52,036,716
  NTT Data Communications Systems Co.                                                          1,807        45,258,977
  Orix Corp.                                                                                 521,700        18,375,110
  Rohm Co.                                                                                   385,000        23,391,547
  Shin-Etsu Chemical Co., Ltd.                                                               751,400        15,364,700
  Sony Corp.                                                                                 566,300        25,486,547
  Sony Corp. ADR                                                                             113,500         5,192,625
  TDK Corp.                                                                                  892,000        45,991,977
  Toho Co., Ltd.                                                                             130,240        18,349,046
  Tokyo Electron Ltd.                                                                        835,000        36,272,380
  Tsuchiya Home Co.                                                                          297,620         4,222,180
  Uny Co., Ltd.                                                                              825,500        14,214,656
  York-Benimaru Co., Ltd.                                                                    505,900        16,036,748
                                                                                                        --------------
                                                                                                           616,430,861
                                                                                                        --------------
Malaysia (0.3%)
  Westmont BHD                                                                             1,732,000         5,999,449
                                                                                                        --------------

Mexico (0.5%)
  Gruma SA +                                                                               4,094,000        12,075,000
                                                                                                        --------------

New Zealand (5.9%)
  Brierley Investments Ltd.                                                               42,195,904        32,842,254
  Fletcher Challenge Ltd.                                                                  8,846,687        23,399,452
  Fletcher Forestry                                                                       15,589,223        21,490,742
  Lion Nathan Ltd.                                                                        13,821,300        31,360,861
  Sky City Ltd.                                                                              965,885        20,068,579
  Wrightson Ltd.                                                                          14,548,459        11,707,320
                                                                                                        --------------
                                                                                                           140,869,208
                                                                                                        --------------
Norway (1.8%)
  Norsk Hydro AS ADR                                                                       1,096,022        43,840,880
                                                                                                        --------------

Pakistan (0.4%)
  Pakistan Telecommunications Corp. +                                                          1,430           139,594
  Pakistan Telecommunications Corp. GDR +                                                     93,200         8,900,600
                                                                                                        --------------
                                                                                                             9,040,194
                                                                                                        --------------
Singapore (1.5%)
  DBS Land Ltd.                                                                            3,866,000        11,440,623
  Development Bank of Singapore Ltd.                                                       1,123,250        12,882,584
  Development Bank of Singapore Ltd. ADR                                                      79,500         3,657,000
  IPC Corp., Ltd.                                                                         10,568,000         7,219,908
                                                                                                        --------------
                                                                                                            35,200,115
                                                                                                        --------------
South Korea (4.8%)
  Daewoo Electronics Co., Ltd. +                                                             871,120        11,613,415

                   See Accompanying Notes to Financial Statements.
22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (CONT'D)
  Daewoo Electronics Co., Ltd. New +                                                           3,290    $       41,926
  Hana Bank                                                                                  455,740         9,911,794
  Hanil Bank                                                                               1,943,692        25,241,829
  Korea Europe Fund Ltd.                                                                       1,210         5,596,250
  Korea Long Term Credit Bank                                                                251,095         8,123,256
  Mando Machinery Corp. +                                                                     29,000         1,923,984
  Samsung Electronics Co., Ltd.                                                              134,710        30,171,096
  Samsung Electronics Co., Ltd. GDR                                                           28,932         1,909,512
  Samsung Electronics Co., Ltd. GDR New                                                          248            29,760
  Samsung Electronics Co., Ltd. New                                                            6,821         1,532,251
  Samsung Electronics Co., Ltd. Second Series                                                  2,470           543,329
  Samsung Heavy Industries Co., Ltd.                                                         500,703        15,248,177
                                                                                                        --------------
                                                                                                           111,886,579
                                                                                                        --------------
Spain (3.5%)
  Banco de Santander                                                                         144,866         6,321,771
  Banco de Santander ADR                                                                   1,172,200        50,551,125
  Repsol SA ADR                                                                              928,700        27,512,738
                                                                                                        --------------
                                                                                                            84,385,634
                                                                                                        --------------
Sweden (2.6%)
  Asea AB Series B                                                                           251,500        24,828,555
  Astra AB Series B                                                                        1,066,500        38,578,405
                                                                                                        --------------
                                                                                                            63,406,960
                                                                                                        --------------
Switzerland (2.4%)
  BBC Brown Boveri AG                                                                         39,008        45,247,081
  Danzas Holding AG                                                                           12,824        11,294,698
                                                                                                        --------------
                                                                                                            56,541,779
                                                                                                        --------------
Taiwan (3.3%)
  China Steel Corp. +                                                                     12,873,000        10,161,012
  Evergreen Marine Corp. Ltd.                                                              4,782,800         7,178,188
  Grand Pacific Fund                                                                       2,872,000           713,078
  Kwang Hua Growth Fund                                                                    6,346,000         2,198,818
  Taiwan Semiconductor Mfg. Co. +                                                          5,338,000        16,616,342
  Ton Yi Industrial Corp. +                                                                9,785,000        12,981,397
  Tuntex Distinct Corp. +                                                                 15,377,242         9,744,333
  Tuntex Distinct Corp. GDS +                                                                654,510         4,090,688
  Yang Ming Marine Transport Corp.                                                        13,302,000        14,640,334
                                                                                                        --------------
                                                                                                            78,324,190
                                                                                                        --------------
Thailand (1.2%)
  Industrial Finance Corp. of Thailand                                                     7,467,400        24,554,026
  Thai Military Bank Ltd.                                                                    908,300         3,583,966
                                                                                                        --------------
                                                                                                            28,137,992
                                                                                                        --------------

                    See Accompanying Notes to Financial Statements.
                                                                              23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (CONT'D)
United Kingdom (7.1%)
  AAF Industries PLC +                                                                       847,750    $      348,344
  British Air Authority PLC                                                                3,426,533        26,643,240
  BTR PLC                                                                                  1,969,931        10,460,617
  Cookson Group PLC                                                                        3,138,000        14,530,735
  Govett & Co., Ltd.                                                                       3,005,000        11,540,318
  Grand Metropolitan PLC                                                                   3,064,000        21,209,474
  Grand Metropolitan PLC ADR                                                                 123,000         3,382,500
  Prudential Corp. PLC                                                                     4,063,800        25,432,821
  Reckitt & Coleman PLC                                                                    2,058,429        21,893,640
  Singer & Friedlander Group PLC                                                           9,093,000        15,232,812
  Takare PLC                                                                               5,657,400        18,328,958
  Trio Holdings PLC                                                                        7,868,850         1,492,312
                                                                                                        --------------
                                                                                                           170,495,771
                                                                                                        --------------
Zimbabwe
  Delta Corp., Ltd.                                                                          530,000           835,620
                                                                                                        --------------

TOTAL COMMON STOCK (Cost $2,058,122,790)                                                                 2,150,103,505
                                                                                                        --------------
PREFERRED STOCK (0.7%)
Austria (0.1%)
  Maculan Holdings AG Vorzuege                                                               113,775         2,068,845
                                                                                                        --------------
South Korea (0.5%)
  Mando Machinery Corp. +                                                                    110,000         4,021,592
  Samsung Electronics Co., Ltd.                                                               48,040         5,962,586
  Samsung Electronics Co., Ltd. New                                                            9,507         1,162,237
                                                                                                        --------------
                                                                                                            11,146,415
                                                                                                        --------------
United Kingdom (0.1%)
  Singer & Friedlander Group PLC 8.5% Convertible                                          1,435,737         2,938,405
                                                                                                        --------------

TOTAL PREFERRED STOCK (Cost $20,093,486)                                                                    16,153,665
                                                                                                        --------------
STOCK WARRANTS (0.2%)

Australia
  Niugini Mining Ltd., 12/08/95 +                                                            346,250           184,569
                                                                                                        --------------
Hong Kong
  Jardine Strategic Holdings Ltd., 05/02/98 +                                              2,115,400           560,581
                                                                                                        --------------
Israel
  Ampal-American Israel Corp. Class A, 01/31/99 +                                            455,000           184,844
                                                                                                        --------------
Japan
  Bandai Industries, 11/04/97 +                                                                2,936         2,862,600
                                                                                                        --------------

              See Accompanying Notes to Financial Statements.
24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
STOCK WARRANTS (CONT'D)
Switzerland
  Danzas Holding AG, 08/02/96 +                                                                9,050    $        3,587
                                                                                                        --------------

TOTAL STOCK WARRANTS (Cost $5,829,846)                                                                       3,796,181
                                                                                                        --------------

                                                                                          CONTRACTS
                                                                                          ----------
CALL OPTIONS (0.5%)

Japan
  Topix Index, 03/08/96, (Strike price $1,251.24) +                                           20,426         3,622,143
  Topix Index, 03/08/96, (Strike price $1,261.12) +                                           21,024         3,554,948
  Topix Index, 03/08/96, (Strike price $1,349.00) +                                            9,152           943,480
  Topix Index, 05/10/96, (Strike price $1,323.64) +                                           20,842         2,486,451
  Topix Index, 06/14/96, (Strike price $1,275.00) +                                           11,519         1,910,541
                                                                                                        --------------
                                                                                                            12,517,563
                                                                                                        --------------
Mexico
  Mexican Inmex, 03/29/96, (Strike price $56.60) +                                           249,080             4,982
                                                                                                        --------------

Switzerland
  Danzas Holding AG, 08/22/96, (Strike price 12.50 Sfr) +                                      1,000             3,963
                                                                                                        --------------

TOTAL CALL OPTIONS (Cost $10,439,121)                                                                       12,526,508
                                                                                                        --------------

                                                                                           PAR =
                                                                                       -------------
CONVERTIBLE BONDS/NOTES (2.3%)

Argentina (0.3%)
  Banco de Galicia & Buenos Aires SA 7.00%, 08/01/02                              $        7,648,000         6,156,640
                                                                                                        --------------

Australia (0.3%)
  BTR Nylex Ltd. 9.00%, 11/30/49                                                 (A)      57,300,000         6,518,912
                                                                                                        --------------

India (0.2%)
  Reliance Industries Ltd. 3.50%, 11/03/99                                        $        3,850,000         3,936,625
                                                                                                        --------------

Japan (1.1%)
  Matsushita Electric Works Ltd. 2.70%, 05/31/02                                 (B)   2,465,000,000        27,541,630
                                                                                                        --------------

New Zealand
  Brierley Investments Ltd. 9.00%, 06/30/98                                      (C)       1,314,875           936,675
                                                                                                        --------------

Taiwan (0.4%)
  Yang Ming Marine Transport Corp. 2.00%, 10/06/01                                $        8,429,000         8,997,958
                                                                                                        --------------

TOTAL CONVERTIBLE BONDS/NOTES (Cost $53,163,859)                                                            54,088,440
                                                                                                        --------------

                See Accompanying Notes to Financial Statements.
                                                                              25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            PAR             VALUE
                                                                                       -------------    --------------
SHORT-TERM INVESTMENTS (3.2%)

    Repurchase agreement with State Street Bank & Trust dated 10/31/95 at 5.83%
    to be repurchased at $77,068,479 on 11/01/95. (Collateralized by $50,000,000
    U.S.
    Treasury Note 6.875%, due 10/31/96 and $27,625,000 U.S. Treasury Note 6.00%,
    due 8/31/97. Market value of collateral is $78,664,375.)(cost $77,056,000)         $  77,056,000    $   77,056,000
                                                                                                        --------------
TOTAL INVESTMENTS AT VALUE (97.0%) (Cost $2,224,705,102*)                                                2,313,724,299

OTHER ASSETS IN EXCESS OF LIABILITIES (3.0%)                                                                72,219,548
                                                                                                        --------------

NET ASSETS (100.0%) (applicable to 107,177,463 Common Shares and 16,584,820 Advisor
  Shares)                                                                                               $2,385,943,847
                                                                                                        --------------
                                                                                                        --------------
NET ASSET VALUE, offering and redemption price per Common Share
  ($2,068,207,597[div]107,177,463)                                                                              $19.30
                                                                                                                ------
                                                                                                                ------
NET ASSET VALUE, offering and redemption price per Advisor Share
  ($317,736,250[div]16,584,820)                                                                                 $19.16
                                                                                                                ------
                                                                                                                ------

 INVESTMENT ABBREVIATIONS

ADR  =American Depository Receipt
GDR  =Global Depository Receipt
GDS  =Global Depository Share

+   Non-income producing security.
*   Cost for Federal income tax purposes is $2,225,158,852.
=   Unless otherwise indicated below, all bonds are denominated in U.S. Dollars

(A) Denominated in Australian Dollars.

(B) Denominated in Japanese Yen.

(C) Denominated in New Zealand Dollars.

                     See Accompanying Notes to Financial Statements.
26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year or Period Ended October 31, 1995
--------------------------------------------------------------------------------

                                                             Warburg Pincus      Warburg Pincus       Warburg Pincus
                                                          Capital Appreciation   Emerging Growth   International Equity
                                                                  Fund                Fund                 Fund
                                                          --------------------   ---------------   --------------------
INVESTMENT INCOME:
     Dividends                                                $  2,107,232        $     772,834        $ 40,091,101
     Interest                                                      684,526            2,112,707           7,110,116
     Foreign taxes withheld                                         (2,423)                   0          (5,031,072)
                                                          --------------------   ---------------   --------------------
          Total investment income                                2,789,335            2,885,541          42,170,145
                                                          --------------------   ---------------   --------------------
EXPENSES:
     Investment advisory                                         1,367,729            3,824,061          20,225,631
     Administrative services                                       390,780              849,790           3,408,846
     Audit                                                          27,208               27,469              69,286
     Custodian/Sub-custodian                                        63,554              145,277           1,753,400
     Directors/Trustees                                             10,500               10,500              11,500
     Distribution/Shareholder servicing                             45,989              531,359           1,274,343
     Insurance                                                      10,104               14,770              58,340
     Legal                                                          90,851               76,677             102,549
     Organizational                                                      0                    0                   0
     Printing                                                       27,954               41,914             172,129
     Registration                                                   62,918              159,555             428,595
     Transfer agent                                                 92,488              149,133           1,538,272
     Miscellaneous                                                  35,776               37,625             380,319
                                                          --------------------   ---------------   --------------------
                                                                 2,225,851            5,868,130          29,423,210
     Less: fees waived and expenses reimbursed                           0                    0                   0
                                                          --------------------   ---------------   --------------------
          Total expenses                                         2,225,851            5,868,130          29,423,210
                                                          --------------------   ---------------   --------------------
            Net investment income (loss)                           563,484           (2,982,589)         12,746,935
                                                          --------------------   ---------------   --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
     Net realized gain (loss) from security transactions        31,649,453           49,113,782         (34,444,203)
     Net realized gain (loss) from foreign currency
       related items                                                     0                    0          16,792,905
     Net change in unrealized appreciation (depreciation)
       from investments and foreign currency related items       12,386,702          84,670,426          (4,675,049)
                                                          --------------------   ---------------   --------------------
            Net realized and unrealized gain (loss) from
               investments and foreign currency related
               items                                            44,036,155          133,784,208         (22,326,347)
                                                          --------------------   ---------------   --------------------
            Net increase (decrease) in net assets
               resulting from operations                      $ 44,599,639        $ 130,801,619        $ (9,579,412)
                                                          --------------------   ---------------   --------------------
                                                          --------------------   ---------------   --------------------


40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Warburg Pincus    Warburg Pincus       Warburg Pincus
              Japan OTC      Emerging Markets   Post-Venture Capital
                 Fund            Fund (1)             Fund (2)
            --------------   ----------------   --------------------
              $  221,577         $ 33,788             $      0
                 412,522           22,711                2,675
                 (33,237)          (3,250)                   0
            --------------   ----------------      -----------
                 600,862           53,249                2,675
            --------------   ----------------      -----------
                 599,720           29,641                1,756
                 138,679            5,217                  280
                  25,700           16,000                9,000
                  60,612           45,701                5,771
                  11,290           14,625                1,250
                 119,941            5,926                  351
                   2,761              855                    0
                  96,359           54,987                5,000
                  42,449           37,432                1,932
                   2,579           14,765                1,000
                 115,649           26,664                6,000
                 100,690           28,656                2,833
                  10,620            6,070                  500
            --------------   ----------------      -----------
               1,327,049          286,539               35,673
                (652,386)        (262,824)             (33,354)
            --------------   ----------------      -----------
                 674,663           23,715                2,319
            --------------   ----------------      -----------
                 (73,801)          29,534                  356
            --------------   ----------------      -----------
              (4,629,196)         102,219              (26,884)
               7,895,010           (4,992)                   0
                (195,368)          (9,058)             164,441
            --------------   ----------------      -----------
               3,070,446           88,169              137,557
            --------------   ----------------      -----------
              $2,996,645         $117,703             $137,913
            --------------   ----------------      -----------
            --------------   ----------------      -----------

(1) For the period December 30, 1994 (Commencement of Operations) through October 31, 1995.

(2) For the period September 29, 1995 (Commencement of Operations) through October 31, 1995.


                       See Accompanying Notes to Financial Statements.
                                                                              41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Warburg Pincus                         Warburg Pincus
                                                   Capital Appreciation                      Emerging Growth
                                                           Fund                                   Fund
                                            -----------------------------------    -----------------------------------
                                              For the Year Ended October 31,         For the Year Ended October 31,
                                                 1995                1994               1995                1994
                                            ---------------    ----------------    ---------------    ----------------
FROM OPERATIONS:
    Net investment income (loss)             $     563,484       $    384,246       $  (2,982,589)      $ (1,678,646)
    Net realized gain (loss) from
      security transactions                     31,649,453         11,173,174          49,113,782         (5,721,525)
    Net realized gain (loss) from foreign
      currency related items                             0                  0                   0                  0
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items            12,386,702         (9,106,613)         84,670,426         10,930,919
                                            ---------------    ----------------    ---------------    ----------------
        Net increase (decrease) in net
          assets resulting from
          operations                            44,599,639          2,450,807         130,801,619          3,530,748
                                            ---------------    ----------------    ---------------    ----------------
FROM DISTRIBUTIONS:
    Dividends from net investment income:
        Common Shares                             (563,484)          (419,337)                  0                  0
        Advisor Shares                                   0            (27,724)                  0                  0
    Distributions in excess of net
      investment income:
        Common Shares                                    0                  0                   0                  0
    Distributions from capital gains:
        Common Shares                          (10,419,627)       (12,899,141)                  0        (10,576,150)
        Advisor Shares                            (575,892)          (852,608)                  0         (1,639,316)
                                            ---------------    ----------------    ---------------    ----------------
        Net decrease from distributions        (11,559,003)       (14,198,810)                  0        (12,215,466)
                                            ---------------    ----------------    ---------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                88,963,455         45,617,531         335,569,078        180,813,270
    Reinvested dividends                        11,246,752         13,809,167                   0         12,758,387
    Net asset value of shares redeemed         (53,459,471)       (49,851,500)       (116,280,844)       (71,767,717)
                                            ---------------    ----------------    ---------------    ----------------
        Net increase in net assets from
          capital share transactions            46,750,736          9,575,198         219,288,234        121,803,940
                                            ---------------    ----------------    ---------------    ----------------
        Net increase (decrease) in net
          assets                                79,791,372         (2,172,805)        350,089,853        113,119,222
NET ASSETS:
    Beginning of period                        167,514,493        169,687,298         304,672,758        191,553,536
                                            ---------------    ----------------    ---------------    ----------------
    End of period                            $ 247,305,865       $167,514,493       $ 654,762,611       $304,672,758
                                            ---------------    ----------------    ---------------    ----------------
                                            ---------------    ----------------    ---------------    ----------------

42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       Warburg Pincus                   Warburg Pincus         Warburg Pincus
                                                          Japan OTC                    Emerging Markets         Post-Venture
              Warburg Pincus                                Fund                             Fund               Capital Fund
           International Equity            ---------------------------------------    -------------------    -------------------
                   Fund                                          For the Period         For the Period         For the Period
    -----------------------------------                        September 30, 1994      December 30, 1994     September 29, 1995
                                               For the          (Commencement of       (Commencement of       (Commencement of
      For the Year Ended October 31,          Year Ended       Operations) through    Operations) through    Operations) through
         1995                1994          October 31, 1995     October 31, 1994       October 31, 1995       October 31, 1995
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

    $   12,746,935      $    1,310,933       $    (73,801)         $     5,115            $    29,534            $       356

       (34,444,203 )        48,091,665         (4,629,196)                   0                102,219                (26,884)

        16,792,905          (2,772,944)         7,895,010             (294,437)                (4,992)                     0

        (4,675,049 )        82,484,415           (195,368)             (35,099)                (9,058)               164,441
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

        (9,579,412 )       129,114,069          2,996,645             (324,421)               117,703                137,913
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------
       (11,671,023 )        (1,764,380)                 0                    0                (14,321)                     0
          (629,473 )          (218,961)                 0                    0                     (3)                     0

                 0            (223,659)                 0                    0                      0                      0
       (42,332,078 )        (1,047,367)                 0                    0                      0                      0
        (5,756,403 )          (129,979)                 0                    0                      0                      0
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------
       (60,388,977 )        (3,384,346)                 0                    0                (14,324)                     0
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

     1,383,361,959       1,430,739,923        200,565,875           20,287,158              7,753,908              2,792,403
        54,872,977           2,950,772                  0                    0                 13,802                      0
      (715,598,203 )      (249,050,078)       (44,871,674)            (185,101)            (1,191,160)                (4,887)
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

       722,636,733       1,184,640,617        155,694,201           20,102,057              6,576,550              2,787,516
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

       652,668,344       1,310,370,340        158,690,846           19,777,636              6,679,929              2,925,429
     1,733,275,503         422,905,163         19,878,636              101,000                101,000                100,000
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------
    $2,385,943,847      $1,733,275,503       $178,569,482          $19,878,636            $ 6,780,929            $ 3,025,429
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

                       See Accompanying Notes to Financial Statements.
                                                                              43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                    For the Year Ended October 31,
                                                        ------------------------------------------------------
                                                         1995        1994        1993        1992        1991
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF YEAR                      $20.51      $17.00      $12.22      $13.66      $11.81
                                                        ------      ------      ------      ------      ------
     Income from Investment Operations:
     Net Investment Income                                 .12         .09         .09         .15         .19
     Net Gain (Loss) on Securities and
       Foreign Currency Related Items (both
       realized and unrealized)                           (.67)       3.51        4.84       (1.28)       2.03
                                                        ------      ------      ------      ------      ------
          Total from Investment Operations                (.55)       3.60        4.93       (1.13)       2.22
                                                        ------      ------      ------      ------      ------
     Less Distributions:
     Dividends from Net Investment Income                 (.13)       (.04)       (.02)       (.16)       (.33)
     Distributions in Excess of
       Net Investment Income                               .00        (.01)        .00         .00         .00
     Distributions from Capital Gains                     (.53)       (.04)       (.13)       (.15)       (.04)
                                                        ------      ------      ------      ------      ------
          Total Distributions                             (.66)       (.09)       (.15)       (.31)       (.37)
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR                            $19.30      $20.51      $17.00      $12.22      $13.66
                                                        ------      ------      ------      ------      ------
                                                        ------      ------      ------      ------      ------

Total Return                                             (2.55%)     21.22%      40.68%      (8.44%)     19.42%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                          $2,068,207  $1,533,872  $378,661    $101,763    $72,553

Ratios to average daily net assets:
     Operating expenses                                   1.39%       1.44%       1.48%       1.49%       1.50%
     Net investment income                                 .69%        .19%        .38%        .88%       1.19%
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                .00%        .00%        .00%        .07%        .17%

Portfolio Turnover Rate                                  39.24%      17.02%      22.60%      53.29%      54.95%

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.46
Long-term capital gain                                       .20

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Equity Funds are comprised of Warburg Pincus Capital Appreciation Fund (the 'Capital Appreciation Fund'), Warburg Pincus International Equity Fund (the 'International Equity Fund') and Warburg Pincus Post-Venture Capital Fund (the 'Post-Venture Capital Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies, and Warburg Pincus Emerging Growth Fund (the 'Emerging Growth Fund'), Warburg Pincus Japan OTC Fund (the 'Japan OTC Fund') and Warburg Pincus Emerging Markets Fund (the 'Emerging Markets Fund', together with the Capital Appreciation Fund, the International Equity Fund, the Post-Venture Capital Fund, the Emerging Growth Fund and the Japan OTC Fund, the 'Funds') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

     Investment objectives for each Fund are as follows: the Capital Appreciation Fund, the International Equity Fund and the Japan OTC Fund seek long-term capital appreciation; the Emerging Growth Fund seeks maximum capital appreciation; the Emerging Markets Fund seeks growth of capital; the Post-Venture Capital Fund seeks long-term growth of capital.

     Each Fund offers two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. Common and Advisor Shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Shares for the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding Common Shares. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. The Common and the Advisor Shares are currently bearing expenses of .25% and .50% of average daily net assets, respectively.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's governing Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are

50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, transfer agent and printing) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared and paid semiannually for all Funds. Distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

     Certain amounts in the Financial Highlights have been reclassified to conform with current year presentation.

     No provision is made for Federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Costs incurred by the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund in connection with their organization have been deferred and are being amortized over a period of five years from the date each Fund commenced its operations.

     Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Warburg'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

                                                                              51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

              FUND                             ANNUAL RATE
---------------------------------   ----------------------------------
Capital Appreciation                  .70% of average daily net assets
Emerging Growth                       .90% of average daily net assets
International Equity                 1.00% of average daily net assets
Japan OTC                            1.25% of average daily net assets
Emerging Markets                     1.25% of average daily net assets
Post-Venture Capital                 1.25% of average daily net assets

     For the period or year ended October 31, 1995, investment advisory fees, waivers and reimbursements were as follows:

                                                 GROSS                         NET            EXPENSE
                   FUND                       ADVISORY FEE     WAIVER      ADVISORY FEE    REIMBURSEMENTS
-------------------------------------------   ------------    ---------    ------------    --------------
Capital Appreciation                          $  1,367,729    $       0    $  1,367,729      $        0
Emerging Growth                                  3,824,061            0       3,824,061               0
International Equity                            20,225,631            0      20,225,631               0
Japan OTC                                          599,720     (599,720)              0         (25,920)
Emerging Markets                                    29,641      (29,641)              0        (230,338)
Post-Venture Capital                                 1,756       (1,756)              0         (31,458)

     SPARX Investment & Research, USA, Inc. ('SPARX USA') serves as sub-investment adviser for the Japan OTC Fund. From its investment advisory fee, Warburg pays SPARX USA a fee at an annual rate of .625% of the average daily net assets of the Japan OTC Fund. No compensation is paid by the Japan OTC Fund to SPARX USA for its sub-investment advisory services.

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the period or year ended October 31, 1995, administrative services fees earned by CFSI were as follows:

                   FUND                           CO-ADMINISTRATION FEE
-------------------------------------------   ------------------------------
Capital Appreciation                                    $  195,390
Emerging Growth                                            424,895
International Equity                                     2,022,563
Japan OTC                                                   47,978
Emerging Markets                                             2,372
Post-Venture Capital                                           140

     For its administrative services, PFPC currently receives a fee calculated at an annual rate of .10% of the average daily net assets of the Capital Appreciation Fund, the Emerging Growth Fund and the Post-Venture Capital Fund. For the International Equity Fund, the Japan OTC Fund and the Emerging Markets Fund, PFPC currently receives a fee calculated at an annual rate of .12% on each Fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08%

52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
on the next $250 million in average daily net assets, and .05% of the average daily net assets over $750 million.

     For the period or year ended October 31, 1995, administrative service fees earned and waived by PFPC were as follows:

                                                                                            NET
                  FUND                      CO-ADMINISTRATION FEE     WAIVER       CO-ADMINISTRATION FEE
-----------------------------------------   ---------------------    --------    -------------------------
Capital Appreciation                             $   195,390         $      0           $   195,390
Emerging Growth                                      424,895                0               424,895
International Equity                               1,386,283                0             1,386,283
Japan OTC                                             90,701          (26,746)               63,955
Emerging Markets                                       2,845           (2,845)                    0
Post-Venture Capital                                     140             (140)                    0

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Capital Appreciation Fund, the Emerging Growth Fund or the International Equity Fund to CSI for distribution services. For its shareholder servicing and distribution services, CSI currently receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares for the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund pursuant to a shareholder servicing and distribution plan adopted by each Fund. For the period or year ended October 31, 1995, distribution fees earned by CSI were as follows:

                   FUND                              DISTRIBUTION FEE
-------------------------------------------   ------------------------------
Japan OTC                                                $119,941
Emerging Markets                                            5,926
Post-Venture Capital                                          351

3. INVESTMENTS IN SECURITIES

     For the period or year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) were as follows:

                           FUND                                 PURCHASES          SALES
-----------------------------------------------------------   --------------    ------------
Capital Appreciation                                          $  299,741,274    $269,962,070
Emerging Growth                                                  532,722,466     336,581,792
International Equity                                           1,457,609,458     735,613,078
Japan OTC                                                        189,768,420      36,507,703
Emerging Markets                                                   7,181,659       1,297,140
Post-Venture Capital                                               2,714,501         222,270

                                                                              53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

     At October 31, 1995, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                             NET UNREALIZED
                                         UNREALIZED        UNREALIZED         APPRECIATION
               FUND                     APPRECIATION      DEPRECIATION       (DEPRECIATION)
-----------------------------------     ------------      -------------      --------------
Capital Appreciation                    $ 45,397,319      $  (3,203,157)      $ 42,194,162
Emerging Growth                          144,909,782         (9,681,675)       135,228,107
International Equity                     260,125,513       (171,560,066)        88,565,447
Japan OTC                                  6,205,079         (7,100,852)          (895,773)
Emerging Markets                             341,944           (352,944)           (11,000)
Post-Venture Capital                         233,929            (69,488)           164,441

4. FORWARD FOREIGN CURRENCY CONTRACTS

     The International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

At October 31, 1995, the International Equity Fund and the Japan OTC Fund had the following open forward foreign currency contracts:


                                         INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------
                                         FOREIGN                                              UNREALIZED
 FORWARD CURRENCY      EXPIRATION        CURRENCY          CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          TO BE SOLD          AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------
French Francs           11/15/95         260,000,000     $ 52,170,074     $ 53,253,590       $ (1,083,516)
French Francs           11/16/95         122,216,250       25,050,833       25,032,515             18,318
German Marks            11/16/95         110,000,000       78,272,317       78,263,963              8,354
German Marks            05/17/96          78,928,380       55,400,000       56,652,584         (1,252,584)
Japanese Yen            03/21/96       5,547,240,000       57,000,000       55,475,507          1,524,493
Japanese Yen            03/21/96       4,764,377,500       47,298,496       47,646,443           (347,947)
Japanese Yen            03/21/96       4,764,377,500       47,276,203       47,646,443           (370,240)
Japanese Yen            03/21/96       1,385,445,000       13,761,286       13,855,226            (93,940)
Japanese Yen            05/13/96       8,731,990,000      109,000,000       88,008,212         20,991,788
Japanese Yen            05/16/96       9,247,700,000      110,000,000       93,246,752         16,753,248
Japanese Yen            05/16/96       4,586,012,000       55,400,000       46,241,847          9,158,153
Japanese Yen            09/18/96       4,660,000,000       50,000,000       47,860,895          2,139,105
                                                         ------------     ------------     ----------------
                                                         $700,629,209     $653,183,977       $ 47,445,232
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------


                                         FOREIGN
                                         CURRENCY                                             UNREALIZED
 FORWARD CURRENCY      EXPIRATION         TO BE            CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          PURCHASED           AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------

German Marks            11/16/95          34,500,000     $ 25,050,828     $ 24,546,425       $   (504,403)
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------

                                              JAPAN OTC FUND
-----------------------------------------------------------------------------------------------------------
                                         FOREIGN                                              UNREALIZED
 FORWARD CURRENCY      EXPIRATION        CURRENCY          CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          TO BE SOLD          AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------

Japanese Yen            11/30/95      12,567,400,000     $124,000,000     $123,536,813       $    463,187
Japanese Yen            11/30/95       2,027,000,000       20,000,000       19,925,293             74,707
Japanese Yen            11/30/95       1,520,250,000       15,000,000       14,943,969             56,031
                                                         ------------     ------------     ----------------
                                                         $159,000,000     $158,406,075       $    593,925
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------

                                                                              55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

5. EQUITY SWAP TRANSACTIONS

     The International Equity Fund (the 'Fund') entered into a Taiwanese equity swap agreement (which represents approximately .005% of the Fund's net assets at October 31, 1995) dated August 11, 1995, where the Fund receives a quarterly payment, representing the total return (defined as market appreciation and dividend income) on a basket of three Taiwanese common stocks ('Common Stocks'). In return, the Fund pays quarterly the Libor rate (London Interbank Offered
Rate), plus 1.25% per annum (7.125% on October 31, 1995) on the initial stock purchase amount ('Notional amount') of $12,000,000. The Notional amount is marked to market on each quarterly reset date. In the event that the Common Stocks decline in value, the Fund will be required to pay quarterly, the amount of any depreciation in value from the notional amount. The equity swap agreement will terminate on August 11, 1996.

     During the term of the equity swap transaction, changes in the value of the Common Stocks as compared to the Notional amount is recognized as unrealized gain or loss. Dividend income for the Common Stocks are recorded on the ex-dividend date. Interest expense is accrued daily. At October 31, 1995, the Fund has recorded an unrealized gain of $502,018 and interest payable of $192,375 on the equity swap transaction.

56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

     The Capital Appreciation Fund is authorized to issue three billion of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Series 2 Shares (the Advisor Shares). The Emerging Growth Fund, the International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund are designated as Series 2 Shares (the Advisor Shares).

     Transactions in shares of each Fund were as follows:

                                       CAPITAL APPRECIATION FUND
                             Common Shares                   Advisor Shares
                     -----------------------------     ---------------------------
                                    For the Year Ended October 31,
                     -------------------------------------------------------------
                         1995             1994            1995            1994
                     ------------     ------------     -----------     -----------
Shares sold             6,020,619        2,958,494         201,782         290,193
Shares issued to
  shareholders on
  reinvestment of
  dividends               850,478          920,210          46,554          61,526
Shares redeemed        (3,638,974)      (3,126,497)       (110,027)       (460,020)
                     ------------     ------------     -----------     -----------
Net increase
  (decrease) in
  shares outstanding    3,232,123          752,207         138,309        (108,301)
                     ------------     ------------     -----------     -----------
                     ------------     ------------     -----------     -----------
Proceeds from sale
  of shares          $ 85,992,655     $ 41,570,590     $ 2,970,800     $ 4,046,941
Reinvested dividends   10,670,876       12,945,690         575,876         863,477
Net asset value of
  shares redeemed     (51,907,650)     (43,449,501)     (1,551,821)     (6,401,999)
                     ------------     ------------     -----------     -----------
Net increase
  (decrease) from
  capital share
  transactions       $ 44,755,881     $ 11,066,779     $ 1,994,855     $(1,491,581)
                     ------------     ------------     -----------     -----------
                     ------------     ------------     -----------     -----------

                                            EMERGING GROWTH FUND
                               Common Shares                    Advisor Shares
                       -----------------------------     ----------------------------
                                       For the Year Ended October 31,
                       --------------------------------------------------------------
                           1995             1994            1995             1994
                       ------------     ------------     -----------     ------------
Shares sold               9,808,362        6,133,751       3,172,686        2,233,737
Shares issued to
  shareholders on
  reinvestment of
  dividends                       0          506,720               0           80,473
Shares redeemed          (4,294,179)      (2,859,413)       (383,922)        (517,898)
                       ------------     ------------     -----------     ------------
Net increase
  (decrease) in
  shares outstanding      5,514,183        3,781,058       2,788,764        1,796,312
                       ------------     ------------     -----------     ------------
                       ------------     ------------     -----------     ------------
Proceeds from sale
  of shares            $256,886,928     $132,922,995     $78,682,150     $ 47,890,275
Reinvested dividends              0       11,015,146               0        1,743,241
Net asset value of
  shares redeemed      (106,777,032)     (61,126,667)     (9,503,812)     (10,641,050)
                       ------------     ------------     -----------     ------------
Net increase
  (decrease) from
  capital share
  transactions         $150,109,896     $ 82,811,474     $69,178,338     $ 38,992,466
                       ------------     ------------     -----------     ------------
                       ------------     ------------     -----------     ------------

                                                                              57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                               INTERNATIONAL EQUITY FUND                             EMERGING MARKETS FUND
                                                                                                Common Shares     Advisor Shares
                                     Common Shares                     Advisor Shares           -------------     --------------
                            --------------------------------    ----------------------------            For the Period
                                             For the Year Ended October 31,                            December 30, 1994
                            ----------------------------------------------------------------     (Commencement of Operations)
                                 1995              1994             1995            1994           through October 31, 1995
                            --------------    --------------    ------------    ------------    -------------------------------

Shares sold                     68,096,606        64,218,907       7,225,150       7,956,088         694,008            22
Shares issued to
  shareholders on
  reinvestment of
  dividends                      2,623,005           147,031         346,377           6,879           1,267             0
Shares redeemed                (38,317,625)      (11,861,720)       (770,753)       (795,406)       (104,480)            0
                            --------------    --------------    ------------    ------------    -------------        -----
Net increase (decrease)
  in shares outstanding         32,401,986        52,504,218       6,800,774       7,167,561         590,795            22
                            --------------    --------------    ------------    ------------    -------------        -----
                            --------------    --------------    ------------    ------------    -------------        -----
Proceeds from sale of
  shares                    $1,251,776,887    $1,275,306,263    $131,585,072    $155,433,660     $ 7,753,651          $257
Reinvested dividends            48,487,109         2,820,903       6,385,868         129,869          13,802             0
Net asset value of shares
  redeemed                    (701,310,424)     (233,614,600)    (14,287,779)    (15,435,478)     (1,191,160)            0
                            --------------    --------------    ------------    ------------    -------------        -----
Net increase (decrease)
  from capital share
  transactions              $  598,953,572    $1,044,512,566    $123,683,161    $140,128,051     $ 6,576,293          $257
                            --------------    --------------    ------------    ------------    -------------        -----
                            --------------    --------------    ------------    ------------    -------------        -----

7. NET ASSETS

     Net Assets at October 31, 1995, consisted of the following:

                                                                          CAPITAL           EMERGING
                                                                     APPRECIATION FUND    GROWTH FUND
                                                                     -----------------    ------------

Capital contributed, net                                               $ 173,327,827      $479,035,241
Accumulated net investment income (loss)                                           0                0
Accumulated net realized gain (loss) from security transactions           31,648,355       40,302,640
Net unrealized appreciation (depreciation) from investments and
  foreign currency related items                                          42,329,683      135,424,730
                                                                     -----------------    ------------
Net assets                                                             $ 247,305,865      $654,762,611
                                                                     -----------------    ------------
                                                                     -----------------    ------------

58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            JAPAN OTC FUND
                        Common Shares                            Advisor Shares
            -------------------------------------     -------------------------------------
                                  For the Period                            For the Period         POST-VENTURE CAPITAL FUND
                                  September 30,                             September 30,                         Advisor Shares
                                       1994                                      1994                             --------------
                                  (Commencement                             (Commencement
                                                                                                Common Shares
                                                                                                -------------
                                                                                                         For the Period
                For the           of Operations)          For the           of Operations)             September 29, 1995
               Year Ended            through             Year Ended            through            (Commencement of Operations)
            October 31, 1995     October 31, 1994     October 31, 1995     October 31, 1994         through October 31, 1995
            ----------------     ----------------     ----------------     ----------------     --------------------------------

                22,809,795            2,025,697               0                    15                273,510             19
                         0                    0               0                     0                      0              0
                (5,180,432)             (18,605)              0                     0                   (473)             0
            ----------------     ----------------            ---                -----           -------------         -----
                17,629,363            2,007,092               0                    15                273,037             19
            ----------------     ----------------            ---                -----           -------------         -----
            ----------------     ----------------            ---                -----           -------------         -----
              $200,565,875         $ 20,287,008              $0                  $150            $ 2,792,203           $200
                         0                    0               0                     0                      0              0
               (44,871,674)            (185,101)              0                     0                 (4,887)             0
            ----------------     ----------------            ---                -----           -------------         -----
              $155,694,201         $ 20,101,907              $0                  $150            $ 2,787,316           $200
            ----------------     ----------------            ---                -----           -------------         -----
            ----------------     ----------------            ---                -----           -------------         -----

         INTERNATIONAL        EMERGING                          POST-VENTURE
          EQUITY FUND       MARKETS FUND     JAPAN OTC FUND     CAPITAL FUND
         --------------     ------------     --------------     ------------

         $2,271,007,433      $6,677,550       $175,619,527       $2,887,516
             19,124,669          10,218          7,821,209              356
            (40,671,086)        102,219         (4,640,787)         (26,884)
            136,482,831          (9,058)          (230,467)         164,441
         --------------     ------------     --------------     ------------
         $2,385,943,847      $6,780,929       $178,569,482       $3,025,429
         --------------     ------------     --------------     ------------
         --------------     ------------     --------------     ------------

                                                                              59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

8. CAPITAL LOSS CARRYOVER

     At October 31, 1995, the International Equity Fund, the Japan OTC Fund and the Post-Venture Capital Fund had capital loss carryovers of $40,671,086, $4,629,196 and $26,884, respectively, expiring in 2003 to offset possible future capital gains of each Fund.

9. OTHER FINANCIAL HIGHLIGHTS

     Each Fund currently offers one other class of shares, Advisor Shares, representing equal prorata interests in each of the respective Warburg Pincus Equity Funds. The financial highlights for an Advisor Share of each Fund are as follows:

                                                                              Capital Appreciation Fund
                                                           ----------------------------------------------------------------
                                                                                    Advisor Shares
                                                           ----------------------------------------------------------------
                                                                                                            April 4, 1991
                                                                                                               (Initial
                                                                 For the Year Ended October 31,               Issuance)
                                                           ------------------------------------------          through
                                                            1995        1994        1993        1992       October 31, 1991
                                                           ------      ------      ------      ------      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $14.22      $15.28      $13.28      $12.16           $12.04
                                                           ------      ------      ------      ------          -------
     Income from Investment Operations:
     Net Investment Income (Loss)                             .00        (.08)        .00        (.01)             .05
     Net Gain on Securities (both realized and
       unrealized)                                           3.02         .23        2.76        1.20              .13
                                                           ------      ------      ------      ------          -------
          Total from Investment Operations                   3.02         .15        2.76        1.19              .18
                                                           ------      ------      ------      ------          -------
     Less Distributions:
     Dividends from Net Investment Income                     .00        (.02)        .00        (.02)            (.06)
     Distributions from Capital Gains                        (.98)      (1.19)       (.76)       (.05)             .00
                                                           ------      ------      ------      ------          -------
          Total Distributions                                (.98)      (1.21)       (.76)       (.07)            (.06)
                                                           ------      ------      ------      ------          -------
NET ASSET VALUE, END OF PERIOD                             $16.26      $14.22      $15.28      $13.28           $12.16
                                                           ------      ------      ------      ------          -------
                                                           ------      ------      ------      ------          -------

Total Return                                                23.41%       1.23%      21.64%       9.83%            2.66%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                           $11,594     $8,169     $10,437      $1,655             $443

Ratios to average daily net assets:
     Operating expenses                                      1.62%       1.55%       1.51%       1.56%            1.63%*
     Net investment income (loss)                            (.18%)      (.24%)      (.25%)      (.11%)            .25%*
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                   .00%        .01%        .00%        .01%             .01%*

Portfolio Turnover Rate                                    146.09%      51.87%      48.26%      55.83%           39.50%

* Annualized

60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.02
Long-term capital gain                                       .96

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 100.00%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                              Emerging Growth Fund
                                                            --------------------------------------------------------
                                                                                 Advisor Shares
                                                            --------------------------------------------------------
                                                                                                     April 4, 1991
                                                                                                        (Initial
                                                               For the Year Ended October 31,          Issuance)
                                                            ------------------------------------        through
                                                             1995      1994      1993      1992     October 31, 1991
                                                            ------    ------    ------    ------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $22.05    $23.51    $18.19    $16.99         $15.18
                                                            ------    ------    ------    ------        -------
     Income from Investment Operations:
     Net Investment Loss                                      (.09)     (.08)     (.08)     (.06)           .00
     Net Gain (Loss) on Securities (both
       realized and unrealized)                               7.42      (.02)     5.77      1.62           1.82
                                                            ------    ------    ------    ------        -------
          Total from Investment Operations                    7.33      (.10)     5.69      1.56           1.82
                                                            ------    ------    ------    ------        -------
     Less Distributions:
     Dividends from Net Investment Income                      .00       .00       .00       .00           (.01)
     Distributions from Capital Gains                          .00     (1.36)     (.37)     (.36)           .00
                                                            ------    ------    ------    ------        -------
          Total Distributions                                  .00     (1.36)     (.37)     (.36)          (.01)
                                                            ------    ------    ------    ------        -------
NET ASSET VALUE, END OF PERIOD                              $29.38    $22.05    $23.51    $18.19         $16.99
                                                            ------    ------    ------    ------        -------
                                                            ------    ------    ------    ------        -------

Total Return                                                 33.24%     (.29%)   31.67%     9.02%         23.43%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                          $167,225   $64,009   $26,029    $5,398           $275

Ratios to average daily net assets:
     Operating expenses                                       1.76%     1.72%     1.73%     1.74%          1.74%*
     Net investment loss                                     (1.08%)   (1.08%)   (1.09%)    (.87%)         (.49%)*
     Decrease reflected in above operating expense ratios
       due to waivers/reimbursements                           .00%      .04%      .00%      .06%           .42%*

Portfolio Turnover Rate                                      84.82%    60.38%    68.35%    63.38%         97.69%

* Annualized

62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                     International Equity Fund
                                                                      --------------------------------------------------------
                                                                                           Advisor Shares
                                                                      --------------------------------------------------------
                                                                                                               April 4, 1991
                                                                                                                  (Initial
                                                                         For the Year Ended October 31,          Issuance)
                                                                      ------------------------------------        through
                                                                       1995      1994      1993      1992     October 31, 1991
                                                                      ------    ------    ------    ------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $20.38    $16.91    $12.20    $13.66         $13.14
                                                                      ------    ------    ------    ------        -------
     Income from Investment Operations:
     Net Investment Income (Loss)                                        .03       .16      (.01)      .13            .00
     Net Gain (Loss) on Securities and
       Foreign Currency Related Items
       (both realized and unrealized)                                   (.67)     3.35      4.86     (1.32)           .58
                                                                      ------    ------    ------    ------        -------
          Total from Investment Operations                              (.64)     3.51      4.85     (1.19)           .58
                                                                      ------    ------    ------    ------        -------
     Less Distributions:
     Dividends from Net Investment Income                               (.05)      .00      (.01)     (.12)          (.06)
     Distributions from Capital Gains                                   (.53)     (.04)     (.13)     (.15)           .00
                                                                      ------    ------    ------    ------        -------
          Total Distributions                                           (.58)     (.04)     (.14)     (.27)          (.06)
                                                                      ------    ------    ------    ------        -------
NET ASSET VALUE, END OF PERIOD                                        $19.16    $20.38    $16.91    $12.20         $13.66
                                                                      ------    ------    ------    ------        -------
                                                                      ------    ------    ------    ------        -------

Total Return                                                           (3.04%)   20.77%    40.06%    (8.86%)         7.85%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                    $317,736  $199,404   $44,244    $1,472           $153

Ratios to average daily net assets:
     Operating expenses                                                 1.89%     1.94%     2.00%     2.00%          2.23%*
     Net investment income (loss)                                        .20%     (.29%)    (.36%)     .54%           .30%*
     Decrease reflected in above operating expense ratios due to
       waivers/reimbursements                                            .00%      .00%      .00%      .07%           .17%*

Portfolio Turnover Rate                                                39.24%    17.02%    22.60%    53.29%         54.95%

* Annualized

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.38
Long-term capital gain                                       .20

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                         Japan OTC Fund
                                                                            ----------------------------------------
                                                                                         Advisor Shares
                                                                            ----------------------------------------
                                                                                                   For the Period
                                                                                                 September 30, 1994
                                                                                For the           (Commencement of
                                                                               Year Ended        Operations) through
                                                                            October 31, 1995      October 31, 1994
                                                                            ----------------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $9.85                 $10.00
                                                                                 ------                -------
     Income from Investment Operations:
     Net Investment Income (Loss)                                                  (.02)                   .00
     Net Loss on Securities and Foreign Currency Related Items (both
       realized and unrealized)                                                    (.75)                  (.15)
                                                                                 ------                -------
          Total from Investment Operations                                         (.77)                  (.15)
                                                                                 ------                -------
     Less Distributions:
     Dividends from Net Investment Income                                           .00                    .00
     Distributions from Capital Gains                                               .00                    .00
                                                                                 ------                -------
          Total Distributions                                                       .00                    .00
                                                                                 ------                -------
NET ASSET VALUE, END OF PERIOD                                                   $ 9.08                $  9.85
                                                                                 ------                -------
                                                                                 ------                -------

Total Return                                                                      (7.82%)               (15.84%)*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                     $1                     $1

Ratios to average daily net assets:
     Operating expenses                                                            1.31%                  1.18%*
     Net investment income (loss)                                                  (.19%)                  .12%*
     Decrease reflected in above operating expense ratios due to
       waivers/reimbursements                                                      1.83%                  4.74%*

Portfolio Turnover Rate                                                           82.98%                   .00%

* Annualized

64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                                        Emerging Markets Fund
                                                                                                        ---------------------
                                                                                                           Advisor Shares
                                                                                                        ---------------------
                                                                                                          December 30, 1994
                                                                                                          (Commencement of
                                                                                                         Operations) through
                                                                                                          October 31, 1995
                                                                                                        ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                           $ 10.00
                                                                                                               -------
     Income from Investment Operations:
     Net Investment Income                                                                                         .14
     Net Gain on Securities and Foreign Currency Related Items (both realized and unrealized)                     1.19
                                                                                                               -------
          Total from Investment Operations                                                                        1.33
                                                                                                               -------
     Less Distributions:
     Dividends from Net Investment Income                                                                         (.03)
     Distributions from Capital Gains                                                                              .00
                                                                                                               -------
          Total Distributions                                                                                     (.03)
                                                                                                               -------
NET ASSET VALUE, END OF PERIOD                                                                                 $ 11.30
                                                                                                               -------
                                                                                                               -------

Total Return                                                                                                     16.05%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                                                    $1

Ratios to average daily net assets:
     Operating expenses                                                                                           1.22%*
     Net investment income                                                                                        1.76%*
     Decrease reflected in above operating expense ratio due to
       waivers/reimbursements                                                                                    16.36%*

Portfolio Turnover Rate                                                                                          69.12%*

* Annualized

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.03

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                          Post-Venture Capital Fund
                                                                                          -------------------------
                                                                                               Advisor Shares
                                                                                          -------------------------
                                                                                               For the Period
                                                                                             September 29, 1995
                                                                                              (Commencement of
                                                                                             Operations) through
                                                                                              October 31, 1995
                                                                                          -------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $ 10.00
                                                                                                   -------
     Income from Investment Operations:
     Net Investment Income                                                                             .00
     Net Gain on Securities                                                                            .68
                                                                                                   -------
          Total from Investment Operations                                                             .68
                                                                                                   -------
     Less Distributions:
     Dividends from Net Investment Income                                                              .00
     Distributions from Capital Gains                                                                  .00
                                                                                                   -------
          Total Distributions                                                                          .00
                                                                                                   -------
NET ASSET VALUE, END OF PERIOD                                                                     $ 10.68
                                                                                                   -------
                                                                                                   -------

Total Return                                                                                          6.80%+

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                                        $1

Ratios to average daily net assets:
     Operating expenses                                                                               2.15%*
     Net investment income                                                                             .09%*
     Decrease reflected in above operating expense ratio due to
       waivers/reimbursements                                                                         9.25%*

Portfolio Turnover Rate                                                                              16.90%*

* Annualized

+ Non annualized

66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND -- ADVISOR SHARES
--------------------------------------------------------------------------------
                                                                December 8, 1995
Dear Shareholder:

     The objective of the Advisor Shares of Warburg Pincus International Equity Fund (the 'Fund') is long-term capital appreciation. The Fund aims to tap into the strong growth potential of today's world stock markets by investing primarily in companies whose principal business activities and interests are outside the United States.

     For the 12 months ended October 31, 1995, the Fund fell 3.04%, vs. losses of 0.61% in the Lipper International Fund Index and 0.37% in the Morgan Stanley Europe, Australia and Far East ('EAFE') Index. Exposure to emerging markets (the Lipper Emerging Markets Fund Index fell 18.35% during the period) accounted for much of the Fund's underperformance. Shareholders should note, though, that while the Fund's performance lagged that of the EAFE Index for the fiscal year, its long-term record is superior. From its inception on April 5, 1991, through October 31, 1995, the Fund generated an average annual return of 10.22%, compared to 6.98% for the EAFE Index. Also noteworthy is the fact that the Fund managed to outperform its benchmark with a lower level of volatility.

     After a disappointing first half of its fiscal year, the Fund showed a considerable improvement in performance in the second half, aided greatly by a sharp rebound in its Japanese holdings (27.6% of the portfolio through October). Particularly strong gains were recorded by the Fund's Japanese technology issues. We believe that these stocks still hold considerable upside potential, and that most of the broader Japanese market remains significantly undervalued based on traditional long-term measures of value (e.g., price relative to book value, sales and cash flow).

     Other Asian countries we remain positive on are South Korea and Taiwan, two emerging markets that have suffered in 1995. Taiwan has seen its stock market lose roughly a third of its value since the year began, the result of ongoing political tensions with China. This has created particularly attractive values in Taiwan's market, and we have used the opportunity to increase our Taiwanese stake, adding to positions in well-managed companies in the shipping and industrial sectors. In general, we feel that emerging markets have been oversold, given their outstanding long-term attractions.

     The Fund's European holdings contributed positively to its performance over the trailing 12 months, supported by falling interest rates. By country, the Fund's largest weightings as of October 31 were in the United Kingdom and France (7.2% and 5.9%, respectively, of the portfolio). Our British holdings were strong performers during the period. French issues generated less impressive results, hampered by concerns regarding fiscal policies of the Chirac administration and doubts about the country's ability to meet the criteria for European economic and monetary union in 1999. But we remain positive on the outlook for the French companies held in the portfolio, believing they are strong, well-managed businesses.

Richard H. King
Portfolio Manager

6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND -- ADVISOR SHARES
--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS INTERNATIONAL
                                  EQUITY FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus International Equity Fund (the 'Fund') from April 5, 1991 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Morgan Stanley Europe, Australia and Far East Index ('EAFE')* for the same time period.




                             [ INSERT GRAPHIC HERE ]




                                                                                         FUND
                                                                                        ------
1 Year Total Return (9/30/94-9/30/95)................................................   - 0.43%
Average Annual Total Return Since Inception (4/05/91-9/30/95)........................    10.97%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

------------
* EAFE is an unmanaged index of international equities with no defined investment objective that is compiled by Morgan Stanley Capital International.

                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Boards of Directors, Trustees and Shareholders of
  Warburg Pincus Equity Funds:

We have audited the accompanying statements of net assets of the Warburg Pincus Capital Appreciation Fund, Warburg Pincus Emerging Growth Fund and Warburg Pincus International Equity Fund and the accompanying statements of assets and liabilities including the schedules of investments of Warburg Pincus Japan OTC Fund, Warburg Pincus Emerging Markets Fund and Warburg Pincus Post-Venture Capital Fund (all Funds collectively referred to as the 'Warburg Pincus Equity Funds') as of October 31, 1995, and the related statements of operations for the year (or period) then ended, and the statements of changes in net assets for each of the two years (or period) and the financial highlights for each of the three years (or period) in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Warburg Pincus Equity Funds for each of the two years in the period ended October 31, 1992, were audited by other auditors, whose report dated December 15, 1992, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Warburg Pincus Equity Funds as of October 31, 1995, and the results of their operations for the year (or period) then ended, and the changes in their net assets for each of the two years (or period) and the financial highlights for each of the three years (or period) in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

2400 Eleven Penn Center
Philadelphia, PA
December 14, 1995

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (90.1%)

Argentina (3.0%)
  Banco de Galicia & Buenos Aires SA                                                         365,989    $    1,729,544
  Banco de Galicia & Buenos Aires SA ADR                                                     118,520         2,266,695
  Banco Frances del Rio de la Plata SA                                                       510,100         3,712,882
  Banco Frances del Rio de la Plata SA ADR                                                   684,800        14,980,000
  Capex SA GDR +                                                                             499,000         6,050,375
  Telefonica de Argentina SA ADR                                                             791,000        16,413,250
  YPF SA ADR                                                                               1,553,500        26,603,687
                                                                                                        --------------
                                                                                                            71,756,433
                                                                                                        --------------
Australia (2.9%)
  BTR Nylex Ltd.                                                                           5,305,519        14,423,345
  Niugini Mining Ltd.                                                                      1,385,000         2,879,270
  Pasminco Ltd.                                                                            7,766,600         8,575,686
  Reinsurance Australia Corp., Ltd.                                                        9,523,400        18,130,173
  Woodside Petroleum Ltd.                                                                  5,175,800        24,791,227
                                                                                                        --------------
                                                                                                            68,799,701
                                                                                                        --------------
Austria (3.2%)
  Boehler-Uddeholm AG +                                                                      327,200        23,071,583
  Maculan Holding AG Vorzuege                                                                 71,360         1,340,837
  V.A. Technologie AG                                                                        456,374        52,926,291
                                                                                                        --------------
                                                                                                            77,338,711
                                                                                                        --------------
Brazil (0.4%)
  Panamerican Beverages, Inc. Class A                                                        366,000        10,019,250
                                                                                                        --------------

Denmark (0.9%)
  International Service System A/S Class B                                                 1,025,110        21,025,972
                                                                                                        --------------

Finland (1.8%)
  Metra Oy Class A                                                                               300            13,155
  Metra Oy Class B                                                                           139,750         6,062,049
  Metsa-Serla Class B                                                                        658,650        24,533,618
  Valmet Corp. Class A                                                                       442,200        12,301,286
                                                                                                        --------------
                                                                                                            42,910,108
                                                                                                        --------------
France (5.9%)
  Bouygues SA                                                                                312,722        33,316,009
  Cetelem                                                                                     66,885        10,688,445
  Fives-Lille (Compagnie De)                                                                  84,060         6,802,643
  Lagardere Groupe                                                                         1,501,475        28,085,365
  Scor SA                                                                                    555,419        16,590,881
  Total Cie Franc Des Petroles Class B                                                       693,650        42,946,329
  Total Petroles SA ADR                                                                       47,743         1,474,064
                                                                                                        --------------
                                                                                                           139,903,736
                                                                                                        --------------

                            See Accompanying Notes to Financial Statements.
20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (CONT'D)
Germany (2.5%)
  Deutsche Bank AG                                                                           694,500    $   31,352,730
  SGL Carbon AG +                                                                            432,040        28,350,128
                                                                                                        --------------
                                                                                                            59,702,858
                                                                                                        --------------
Hong Kong (3.2%)
  Citic Pacific Ltd.                                                                       2,127,000         6,644,124
  HSBC Holdings PLC                                                                        1,976,869        28,766,267
  HSBC Holdings PLC (UK)                                                                     195,074         2,901,055
  Jardine Matheson Holdings Ltd. ADR                                                       4,819,900        29,401,390
  Jilin Chemical Industrial Co. Ltd. ADR +                                                   473,800         9,772,124
                                                                                                        --------------
                                                                                                            77,484,960
                                                                                                        --------------
India (2.1%)
  Hindalco Industries Ltd. GDR                                                               783,950        25,086,400
  Reliance Industries Ltd. GDS                                                             1,292,500        20,188,850
  The India Fund, Inc.                                                                       655,900         5,493,162
                                                                                                        --------------
                                                                                                            50,768,412
                                                                                                        --------------
Indonesia (1.6%)
  P.T. Bank International Indonesia                                                        1,887,500         6,619,155
  P.T. Dynaplast Ltd.                                                                      1,709,700         1,508,337
  P.T. Mulia Industrindo                                                                   2,944,000         8,700,838
  P.T. Semen Gresik                                                                        3,948,500        10,276,202
  P.T. Tri Polyta Indonesia ADR +                                                            675,700        10,473,350
                                                                                                        --------------
                                                                                                            37,577,882
                                                                                                        --------------
Israel (1.5%)
  Ampal-American Israel Corp. Class A +                                                    1,374,000         7,728,750
  ECI Telecommunications Limited Designs                                                   1,453,500        27,616,500
                                                                                                        --------------
                                                                                                            35,345,250
                                                                                                        --------------
Japan (25.8%)
  Canon Inc.                                                                               2,452,000        41,982,194
  Canon Inc. ADR                                                                              98,040         8,357,910
  Daimaru Inc.                                                                               368,000         2,340,280
  DDI Corp.                                                                                    3,675        29,807,015
  East Japan Railway Co.                                                                       2,884        13,628,529
  Fujitsu Ltd.                                                                             2,801,000        33,433,324
  Hitachi Ltd.                                                                             4,096,250        42,080,643
  Kao Corp.                                                                                      500             6,066
  Keyence Corp.                                                                               75,600         9,319,636
  Kirin Beverage Corp.                                                                       124,000         1,880,442
  Kyocera Corp.                                                                              268,000        21,972,801
  Murata Mfg. Co., Ltd.                                                                      301,310        10,583,142
  NEC Corp.                                                                                2,084,000        27,525,682
  Nikon Corp.                                                                              2,670,000        38,139,125
  Nippon Communication Systems Corp.                                                       1,436,700        15,180,863

                       See Accompanying Notes to Financial Statements.
                                                                              21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (CONT'D)
  Nippon Telegraph & Telephone Corp.                                                           6,339    $   52,036,716
  NTT Data Communications Systems Co.                                                          1,807        45,258,977
  Orix Corp.                                                                                 521,700        18,375,110
  Rohm Co.                                                                                   385,000        23,391,547
  Shin-Etsu Chemical Co., Ltd.                                                               751,400        15,364,700
  Sony Corp.                                                                                 566,300        25,486,547
  Sony Corp. ADR                                                                             113,500         5,192,625
  TDK Corp.                                                                                  892,000        45,991,977
  Toho Co., Ltd.                                                                             130,240        18,349,046
  Tokyo Electron Ltd.                                                                        835,000        36,272,380
  Tsuchiya Home Co.                                                                          297,620         4,222,180
  Uny Co., Ltd.                                                                              825,500        14,214,656
  York-Benimaru Co., Ltd.                                                                    505,900        16,036,748
                                                                                                        --------------
                                                                                                           616,430,861
                                                                                                        --------------
Malaysia (0.3%)
  Westmont BHD                                                                             1,732,000         5,999,449
                                                                                                        --------------

Mexico (0.5%)
  Gruma SA +                                                                               4,094,000        12,075,000
                                                                                                        --------------

New Zealand (5.9%)
  Brierley Investments Ltd.                                                               42,195,904        32,842,254
  Fletcher Challenge Ltd.                                                                  8,846,687        23,399,452
  Fletcher Forestry                                                                       15,589,223        21,490,742
  Lion Nathan Ltd.                                                                        13,821,300        31,360,861
  Sky City Ltd.                                                                              965,885        20,068,579
  Wrightson Ltd.                                                                          14,548,459        11,707,320
                                                                                                        --------------
                                                                                                           140,869,208
                                                                                                        --------------
Norway (1.8%)
  Norsk Hydro AS ADR                                                                       1,096,022        43,840,880
                                                                                                        --------------

Pakistan (0.4%)
  Pakistan Telecommunications Corp. +                                                          1,430           139,594
  Pakistan Telecommunications Corp. GDR +                                                     93,200         8,900,600
                                                                                                        --------------
                                                                                                             9,040,194
                                                                                                        --------------
Singapore (1.5%)
  DBS Land Ltd.                                                                            3,866,000        11,440,623
  Development Bank of Singapore Ltd.                                                       1,123,250        12,882,584
  Development Bank of Singapore Ltd. ADR                                                      79,500         3,657,000
  IPC Corp., Ltd.                                                                         10,568,000         7,219,908
                                                                                                        --------------
                                                                                                            35,200,115
                                                                                                        --------------
South Korea (4.8%)
  Daewoo Electronics Co., Ltd. +                                                             871,120        11,613,415

                        See Accompanying Notes to Financial Statements.
22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (CONT'D)
  Daewoo Electronics Co., Ltd. New +                                                           3,290    $       41,926
  Hana Bank                                                                                  455,740         9,911,794
  Hanil Bank                                                                               1,943,692        25,241,829
  Korea Europe Fund Ltd.                                                                       1,210         5,596,250
  Korea Long Term Credit Bank                                                                251,095         8,123,256
  Mando Machinery Corp. +                                                                     29,000         1,923,984
  Samsung Electronics Co., Ltd.                                                              134,710        30,171,096
  Samsung Electronics Co., Ltd. GDR                                                           28,932         1,909,512
  Samsung Electronics Co., Ltd. GDR New                                                          248            29,760
  Samsung Electronics Co., Ltd. New                                                            6,821         1,532,251
  Samsung Electronics Co., Ltd. Second Series                                                  2,470           543,329
  Samsung Heavy Industries Co., Ltd.                                                         500,703        15,248,177
                                                                                                        --------------
                                                                                                           111,886,579
                                                                                                        --------------
Spain (3.5%)
  Banco de Santander                                                                         144,866         6,321,771
  Banco de Santander ADR                                                                   1,172,200        50,551,125
  Repsol SA ADR                                                                              928,700        27,512,738
                                                                                                        --------------
                                                                                                            84,385,634
                                                                                                        --------------
Sweden (2.6%)
  Asea AB Series B                                                                           251,500        24,828,555
  Astra AB Series B                                                                        1,066,500        38,578,405
                                                                                                        --------------
                                                                                                            63,406,960
                                                                                                        --------------
Switzerland (2.4%)
  BBC Brown Boveri AG                                                                         39,008        45,247,081
  Danzas Holding AG                                                                           12,824        11,294,698
                                                                                                        --------------
                                                                                                            56,541,779
                                                                                                        --------------
Taiwan (3.3%)
  China Steel Corp. +                                                                     12,873,000        10,161,012
  Evergreen Marine Corp. Ltd.                                                              4,782,800         7,178,188
  Grand Pacific Fund                                                                       2,872,000           713,078
  Kwang Hua Growth Fund                                                                    6,346,000         2,198,818
  Taiwan Semiconductor Mfg. Co. +                                                          5,338,000        16,616,342
  Ton Yi Industrial Corp. +                                                                9,785,000        12,981,397
  Tuntex Distinct Corp. +                                                                 15,377,242         9,744,333
  Tuntex Distinct Corp. GDS +                                                                654,510         4,090,688
  Yang Ming Marine Transport Corp.                                                        13,302,000        14,640,334
                                                                                                        --------------
                                                                                                            78,324,190
                                                                                                        --------------
Thailand (1.2%)
  Industrial Finance Corp. of Thailand                                                     7,467,400        24,554,026
  Thai Military Bank Ltd.                                                                    908,300         3,583,966
                                                                                                        --------------
                                                                                                            28,137,992
                                                                                                        --------------

                     See Accompanying Notes to Financial Statements.
                                                                              23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
COMMON STOCK (CONT'D)
United Kingdom (7.1%)
  AAF Industries PLC +                                                                       847,750    $      348,344
  British Air Authority PLC                                                                3,426,533        26,643,240
  BTR PLC                                                                                  1,969,931        10,460,617
  Cookson Group PLC                                                                        3,138,000        14,530,735
  Govett & Co., Ltd.                                                                       3,005,000        11,540,318
  Grand Metropolitan PLC                                                                   3,064,000        21,209,474
  Grand Metropolitan PLC ADR                                                                 123,000         3,382,500
  Prudential Corp. PLC                                                                     4,063,800        25,432,821
  Reckitt & Coleman PLC                                                                    2,058,429        21,893,640
  Singer & Friedlander Group PLC                                                           9,093,000        15,232,812
  Takare PLC                                                                               5,657,400        18,328,958
  Trio Holdings PLC                                                                        7,868,850         1,492,312
                                                                                                        --------------
                                                                                                           170,495,771
                                                                                                        --------------
Zimbabwe
  Delta Corp., Ltd.                                                                          530,000           835,620
                                                                                                        --------------

TOTAL COMMON STOCK (Cost $2,058,122,790)                                                                 2,150,103,505
                                                                                                        --------------
PREFERRED STOCK (0.7%)
Austria (0.1%)
  Maculan Holdings AG Vorzuege                                                               113,775         2,068,845
                                                                                                        --------------
South Korea (0.5%)
  Mando Machinery Corp. +                                                                    110,000         4,021,592
  Samsung Electronics Co., Ltd.                                                               48,040         5,962,586
  Samsung Electronics Co., Ltd. New                                                            9,507         1,162,237
                                                                                                        --------------
                                                                                                            11,146,415
                                                                                                        --------------
United Kingdom (0.1%)
  Singer & Friedlander Group PLC 8.5% Convertible                                          1,435,737         2,938,405
                                                                                                        --------------

TOTAL PREFERRED STOCK (Cost $20,093,486)                                                                    16,153,665
                                                                                                        --------------
STOCK WARRANTS (0.2%)

Australia
  Niugini Mining Ltd., 12/08/95 +                                                            346,250           184,569
                                                                                                        --------------
Hong Kong
  Jardine Strategic Holdings Ltd., 05/02/98 +                                              2,115,400           560,581
                                                                                                        --------------
Israel
  Ampal-American Israel Corp. Class A, 01/31/99 +                                            455,000           184,844
                                                                                                        --------------
Japan
  Bandai Industries, 11/04/97 +                                                                2,936         2,862,600
                                                                                                        --------------

                      See Accompanying Notes to Financial Statements.
24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            SHARES          VALUE
                                                                                          ----------    --------------
STOCK WARRANTS (CONT'D)
Switzerland
  Danzas Holding AG, 08/02/96 +                                                                9,050    $        3,587
                                                                                                        --------------

TOTAL STOCK WARRANTS (Cost $5,829,846)                                                                       3,796,181
                                                                                                        --------------

                                                                                          CONTRACTS
                                                                                          ----------
CALL OPTIONS (0.5%)

Japan
  Topix Index, 03/08/96, (Strike price $1,251.24) +                                           20,426         3,622,143
  Topix Index, 03/08/96, (Strike price $1,261.12) +                                           21,024         3,554,948
  Topix Index, 03/08/96, (Strike price $1,349.00) +                                            9,152           943,480
  Topix Index, 05/10/96, (Strike price $1,323.64) +                                           20,842         2,486,451
  Topix Index, 06/14/96, (Strike price $1,275.00) +                                           11,519         1,910,541
                                                                                                        --------------
                                                                                                            12,517,563
                                                                                                        --------------
Mexico
  Mexican Inmex, 03/29/96, (Strike price $56.60) +                                           249,080             4,982
                                                                                                        --------------

Switzerland
  Danzas Holding AG, 08/22/96, (Strike price 12.50 Sfr) +                                      1,000             3,963
                                                                                                        --------------

TOTAL CALL OPTIONS (Cost $10,439,121)                                                                       12,526,508
                                                                                                        --------------

                                                                                           PAR =
                                                                                       -------------
CONVERTIBLE BONDS/NOTES (2.3%)

Argentina (0.3%)
  Banco de Galicia & Buenos Aires SA 7.00%, 08/01/02                              $        7,648,000         6,156,640
                                                                                                        --------------

Australia (0.3%)
  BTR Nylex Ltd. 9.00%, 11/30/49                                                 (A)      57,300,000         6,518,912
                                                                                                        --------------

India (0.2%)
  Reliance Industries Ltd. 3.50%, 11/03/99                                        $        3,850,000         3,936,625
                                                                                                        --------------

Japan (1.1%)
  Matsushita Electric Works Ltd. 2.70%, 05/31/02                                 (B)   2,465,000,000        27,541,630
                                                                                                        --------------

New Zealand
  Brierley Investments Ltd. 9.00%, 06/30/98                                      (C)       1,314,875           936,675
                                                                                                        --------------

Taiwan (0.4%)
  Yang Ming Marine Transport Corp. 2.00%, 10/06/01                                $        8,429,000         8,997,958
                                                                                                        --------------

TOTAL CONVERTIBLE BONDS/NOTES (Cost $53,163,859)                                                            54,088,440
                                                                                                        --------------

                    See Accompanying Notes to Financial Statements.
                                                                              25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                            PAR             VALUE
                                                                                       -------------    --------------
SHORT-TERM INVESTMENTS (3.2%)

    Repurchase agreement with State Street Bank & Trust dated 10/31/95 at 5.83%
    to be repurchased at $77,068,479 on 11/01/95. (Collateralized by $50,000,000
    U.S.
    Treasury Note 6.875%, due 10/31/96 and $27,625,000 U.S. Treasury Note 6.00%,
    due 8/31/97. Market value of collateral is $78,664,375.)(cost $77,056,000)         $  77,056,000    $   77,056,000
                                                                                                        --------------
TOTAL INVESTMENTS AT VALUE (97.0%) (Cost $2,224,705,102*)                                                2,313,724,299

OTHER ASSETS IN EXCESS OF LIABILITIES (3.0%)                                                                72,219,548
                                                                                                        --------------

NET ASSETS (100.0%) (applicable to 107,177,463 Common Shares and 16,584,820 Advisor
  Shares)                                                                                               $2,385,943,847
                                                                                                        --------------
                                                                                                        --------------
NET ASSET VALUE, offering and redemption price per Common Share
  ($2,068,207,597[div]107,177,463)                                                                              $19.30
                                                                                                                ------
                                                                                                                ------

NET ASSET VALUE, offering and redemption price per Advisor Share
  ($317,736,250[div]16,584,820)                                                                                 $19.16
                                                                                                                ------
                                                                                                                ------

                            INVESTMENT ABBREVIATIONS

                             ADR=American Depository Receipt
                             GDR=Global Depository Receipt
                             GDS=Global Depository Share

+   Non-income producing security.
*   Cost for Federal income tax purposes is $2,225,158,852.
=   Unless otherwise indicated below, all bonds are denominated in U.S. Dollars

(A) Denominated in Australian Dollars.

(B) Denominated in Japanese Yen.

(C) Denominated in New Zealand Dollars.

                 See Accompanying Notes to Financial Statements.
26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year or Period Ended October 31, 1995
--------------------------------------------------------------------------------

                                                             Warburg Pincus      Warburg Pincus       Warburg Pincus
                                                          Capital Appreciation   Emerging Growth   International Equity
                                                                  Fund                Fund                 Fund
                                                          --------------------   ---------------   --------------------
INVESTMENT INCOME:
     Dividends                                                $  2,107,232        $     772,834        $ 40,091,101
     Interest                                                      684,526            2,112,707           7,110,116
     Foreign taxes withheld                                         (2,423)                   0          (5,031,072)
                                                          --------------------   ---------------   --------------------
          Total investment income                                2,789,335            2,885,541          42,170,145
                                                          --------------------   ---------------   --------------------
EXPENSES:
     Investment advisory                                         1,367,729            3,824,061          20,225,631
     Administrative services                                       390,780              849,790           3,408,846
     Audit                                                          27,208               27,469              69,286
     Custodian/Sub-custodian                                        63,554              145,277           1,753,400
     Directors/Trustees                                             10,500               10,500              11,500
     Distribution/Shareholder servicing                             45,989              531,389           1,274,343
     Insurance                                                      10,104               14,770              58,340
     Legal                                                          90,851               76,677             102,549
     Organizational                                                      0                    0                   0
     Printing                                                       27,954               41,914             172,129
     Registration                                                   62,918              159,555             428,595
     Transfer agent                                                 92,488              149,133           1,538,272
     Miscellaneous                                                  35,776               37,625             380,319
                                                          --------------------   ---------------   --------------------
                                                                 2,225,851            5,868,130          29,423,210
     Less: fees waived and expenses reimbursed                           0                    0                   0
                                                          --------------------   ---------------   --------------------
          Total expenses                                         2,225,851            5,868,130          29,423,210
                                                          --------------------   ---------------   --------------------
            Net investment income (loss)                           563,484           (2,982,589)         12,746,935
                                                          --------------------   ---------------   --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
     Net realized gain (loss) from security transactions        31,649,453           49,113,782         (34,444,203)
     Net realized gain (loss) from foreign currency
       related items                                                     0                    0          16,792,905
     Net change in unrealized appreciation (depreciation)
       from investments and foreign currency related items       12,386,702          84,670,426          (4,675,049)
                                                          --------------------   ---------------   --------------------
            Net realized and unrealized gain (loss) from
               investments and foreign currency related
               items                                            44,036,155          133,784,208         (22,326,347)
                                                          --------------------   ---------------   --------------------
            Net increase (decrease) in net assets
               resulting from operations                      $ 44,599,639        $ 130,801,619        $ (9,579,412)
                                                          --------------------   ---------------   --------------------
                                                          --------------------   ---------------   --------------------


40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Warburg Pincus    Warburg Pincus       Warburg Pincus
              Japan OTC      Emerging Markets   Post-Venture Capital
                 Fund            Fund (1)             Fund (2)
            --------------   ----------------   --------------------
              $  221,577         $ 33,788             $      0
                 412,522           22,711                2,675
                 (33,237)          (3,250)                   0
            --------------   ----------------      -----------
                 600,862           53,249                2,675
            --------------   ----------------      -----------
                 599,720           29,641                1,756
                 138,679            5,217                  280
                  25,700           16,000                9,000
                  60,612           45,701                5,771
                  11,290           14,625                1,250
                 119,941            5,926                  351
                   2,761              855                    0
                  96,359           54,987                5,000
                  42,449           37,432                1,932
                   2,579           14,765                1,000
                 115,649           26,664                6,000
                 100,690           28,656                2,833
                  10,620            6,070                  500
            --------------   ----------------      -----------
               1,327,049          286,539               35,673
                (652,386)        (262,824)             (33,354)
            --------------   ----------------      -----------
                 674,663           23,715                2,319
            --------------   ----------------      -----------
                 (73,801)          29,534                  356
            --------------   ----------------      -----------
              (4,629,196)         102,219              (26,884)
               7,895,010           (4,992)                   0
                (195,368)          (9,058)             164,441
            --------------   ----------------      -----------
               3,070,446           88,169              137,557
            --------------   ----------------      -----------
              $2,996,645         $117,703             $137,913
            --------------   ----------------      -----------
            --------------   ----------------      -----------



(1) For the period December 30, 1994 (Commencement of Operations) through October 31, 1995.

(2) For the period September 29, 1995 (Commencement of Operations) through October 31, 1995.



                         See Accompanying Notes to Financial Statements.
                                                                              41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Warburg Pincus                         Warburg Pincus
                                                   Capital Appreciation                      Emerging Growth
                                                           Fund                                   Fund
                                            -----------------------------------    -----------------------------------
                                              For the Year Ended October 31,         For the Year Ended October 31,
                                                 1995                1994               1995                1994
                                            ---------------    ----------------    ---------------    ----------------
FROM OPERATIONS:
    Net investment income (loss)             $     563,484       $    384,246       $  (2,982,589)      $ (1,678,646)
    Net realized gain (loss) from
      security transactions                     31,649,453         11,173,174          49,113,782         (5,721,525)
    Net realized gain (loss) from foreign
      currency related items                             0                  0                   0                  0
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items            12,386,702         (9,106,613)         84,670,426         10,930,919
                                            ---------------    ----------------    ---------------    ----------------
        Net increase (decrease) in net
          assets resulting from
          operations                            44,599,639          2,450,807         130,801,619          3,530,748
                                            ---------------    ----------------    ---------------    ----------------
FROM DISTRIBUTIONS:
    Dividends from net investment income:
        Common Shares                             (563,484)          (419,337)                  0                  0
        Advisor Shares                                   0            (27,724)                  0                  0
    Distributions in excess of net
      investment income:
        Common Shares                                    0                  0                   0                  0
    Distributions from capital gains:
        Common Shares                          (10,419,627)       (12,899,141)                  0        (10,576,150)
        Advisor Shares                            (575,892)          (852,608)                  0         (1,639,316)
                                            ---------------    ----------------    ---------------    ----------------
        Net decrease from distributions        (11,559,003)       (14,198,810)                  0        (12,215,466)
                                            ---------------    ----------------    ---------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                88,963,455         45,617,531         335,569,078        180,813,270
    Reinvested dividends                        11,246,752         13,809,167                   0         12,758,387
    Net asset value of shares redeemed         (53,459,471)       (49,851,500)       (116,280,844)       (71,767,717)
                                            ---------------    ----------------    ---------------    ----------------
        Net increase in net assets from
          capital share transactions            46,750,736          9,575,198         219,288,234        121,803,940
                                            ---------------    ----------------    ---------------    ----------------
        Net increase (decrease) in net
          assets                                79,791,372         (2,172,805)        350,089,853        113,119,222
NET ASSETS:
    Beginning of period                        167,514,493        169,687,298         304,672,758        191,553,536
                                            ---------------    ----------------    ---------------    ----------------
    End of period                            $ 247,305,865       $167,514,493       $ 654,762,611       $304,672,758
                                            ---------------    ----------------    ---------------    ----------------
                                            ---------------    ----------------    ---------------    ----------------

42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               Warburg Pincus                   Warburg Pincus
                                                                  Japan OTC                    Emerging Markets
                      Warburg Pincus                                Fund                             Fund
                   International Equity            ---------------------------------------    -------------------
                           Fund                                          For the Period         For the Period
            -----------------------------------                        September 30, 1994      December 30, 1994
                                                       For the          (Commencement of       (Commencement of
              For the Year Ended October 31,          Year Ended       Operations) through    Operations) through
                 1995                1994          October 31, 1995     October 31, 1994       October 31, 1995
            ---------------    ----------------    ----------------    -------------------    -------------------

            $   12,746,935      $    1,310,933       $    (73,801)         $     5,115            $    29,534

               (34,444,203 )        48,091,665         (4,629,196)                   0                102,219

                16,792,905          (2,772,944)         7,895,010             (294,437)                (4,992)

                (4,675,049 )        82,484,415           (195,368)             (35,099)                (9,058)
            ---------------    ----------------    ----------------    -------------------    -------------------

                (9,579,412 )       129,114,069          2,996,645             (324,421)               117,703
            ---------------    ----------------    ----------------    -------------------    -------------------
               (11,671,023 )        (1,764,380)                 0                    0                (14,321)
                  (629,473 )          (218,961)                 0                    0                     (3)

                         0            (223,659)                 0                    0                      0
               (42,332,078 )        (1,047,367)                 0                    0                      0
                (5,756,403 )          (129,979)                 0                    0                      0
            ---------------    ----------------    ----------------    -------------------    -------------------
               (60,388,977 )        (3,384,346)                 0                    0                (14,324)
            ---------------    ----------------    ----------------    -------------------    -------------------

             1,383,361,959       1,430,739,923        200,565,875           20,287,158              7,753,908
                54,872,977           2,950,772                  0                    0                 13,802
              (715,598,203 )      (249,050,078)       (44,871,674)            (185,101)            (1,191,160)
            ---------------    ----------------    ----------------    -------------------    -------------------

               722,636,733       1,184,640,617        155,694,201           20,102,057              6,576,550
            ---------------    ----------------    ----------------    -------------------    -------------------

               652,668,344       1,310,370,340        158,690,846           19,777,636              6,679,929
             1,733,275,503         422,905,163         19,878,636              101,000                101,000
            ---------------    ----------------    ----------------    -------------------    -------------------
            $2,385,943,847      $1,733,275,503       $178,569,482          $19,878,636            $ 6,780,929
            ---------------    ----------------    ----------------    -------------------    -------------------
            ---------------    ----------------    ----------------    -------------------    -------------------

             Warburg Pincus
              Post-Venture
              Capital Fund
           -------------------
             For the Period
           September 29, 1995
            (Commencement of
           Operations) through
            October 31, 1995
           -------------------
               $       356
                   (26,884)
                         0
                   164,441
           -------------------
                   137,913
           -------------------
                         0
                         0
                         0
                         0
                         0
           -------------------
                         0
           -------------------
                 2,792,403
                         0
                    (4,887)
           -------------------
                 2,787,516
           -------------------
                 2,925,429
                   100,000
           -------------------
               $ 3,025,429
           -------------------
           -------------------

                    See Accompanying Notes to Financial Statements.
                                                                              43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                                               April 4, 1991
                                                                     For the Year Ended October 31,           (Initial Issuance)
                                                              --------------------------------------------        through
                                                               1995         1994         1993        1992     October 31, 1991
                                                              ------       ------       ------      ------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $20.38       $16.91       $12.20      $13.66          $13.14
                                                              ------       ------       ------      ------        -------
     Income from Investment Operations:
     Net Investment Income (Loss)                                .03          .16         (.01)        .13            .00
     Net Gain (Loss) on Securities and
       Foreign Currency Related Items
       (both realized and unrealized)                           (.67)        3.35         4.86       (1.32)           .58
                                                              ------       ------       ------      ------        -------
          Total from Investment Operations                      (.64)        3.51         4.85       (1.19)           .58
                                                              ------       ------       ------      ------        -------
     Less Distributions:
     Dividends from Net Investment Income                       (.05)         .00         (.01)       (.12)          (.06)
     Distributions from Capital Gains                           (.53)        (.04)        (.13)       (.15)           .00
                                                              ------       ------       ------      ------        -------
          Total Distributions                                   (.58)        (.04)        (.14)       (.27)          (.06)
                                                              ------       ------       ------      ------        -------
NET ASSET VALUE, END OF PERIOD                                $19.16       $20.38       $16.91      $12.20         $13.66
                                                              ------       ------       ------      ------        -------
                                                              ------       ------       ------      ------        -------

Total Return                                                   (3.04%)      20.77%       40.06%      (8.86%)         7.85%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                              $317,736     $199,404     $44,244     $1,472           $153

Ratios to average daily net assets:
     Operating expenses                                         1.89%        1.94%        2.00%       2.00%          2.23%*
     Net investment income (loss)                                .20%        (.29%)       (.36%)       .54%           .30%*
     Decrease reflected in above operating expense ratios
       due to waivers/reimbursements                             .00%         .00%         .00%        .07%           .17%*

Portfolio Turnover Rate                                        39.24%       17.02%       22.60%      53.29%         54.95%

* Annualized

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.38
Long-term capital gain                                       .20

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                    See Accompanying Notes to Financial Statements.

46
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Equity Funds are comprised of Warburg Pincus Capital Appreciation Fund (the 'Capital Appreciation Fund'), Warburg Pincus International Equity Fund (the 'International Equity Fund') and Warburg Pincus Post-Venture Capital Fund (the 'Post-Venture Capital Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies, and Warburg Pincus Emerging Growth Fund (the 'Emerging Growth Fund'), Warburg Pincus Japan OTC Fund (the 'Japan OTC Fund') and Warburg Pincus Emerging Markets Fund (the 'Emerging Markets Fund', together with the Capital Appreciation Fund, the International Equity Fund, the Post-Venture Capital Fund, the Emerging Growth Fund and the Japan OTC Fund, the 'Funds') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

     Investment objectives for each Fund are as follows: the Capital Appreciation Fund, the International Equity Fund and the Japan OTC Fund seek long-term capital appreciation; the Emerging Growth Fund seeks maximum capital appreciation; the Emerging Markets Fund seeks growth of capital; the Post-Venture Capital Fund seeks long-term growth of capital.

     Each Fund offers two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. Common and Advisor Shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Shares for the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding Common Shares. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. The Common and the Advisor Shares are currently bearing expenses of .25% and .50% of average daily net assets, respectively.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's governing Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are

50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, transfer agent and printing) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared and paid semiannually for all Funds. Distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

     Certain amounts in the Financial Highlights have been reclassified to conform with current year presentation.

     No provision is made for Federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Costs incurred by the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund in connection with their organization have been deferred and are being amortized over a period of five years from the date each Fund commenced its operations.

     Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Warburg'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

                                                                              51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

              FUND                             ANNUAL RATE
---------------------------------   ----------------------------------
Capital Appreciation                  .70% of average daily net assets
Emerging Growth                       .90% of average daily net assets
International Equity                 1.00% of average daily net assets
Japan OTC                            1.25% of average daily net assets
Emerging Markets                     1.25% of average daily net assets
Post-Venture Capital                 1.25% of average daily net assets

     For the period or year ended October 31, 1995, investment advisory fees, waivers and reimbursements were as follows:

                                                 GROSS                         NET            EXPENSE
                   FUND                       ADVISORY FEE     WAIVER      ADVISORY FEE    REIMBURSEMENTS
-------------------------------------------   ------------    ---------    ------------    --------------
Capital Appreciation                          $  1,367,729    $       0    $  1,367,729      $        0
Emerging Growth                                  3,824,061            0       3,824,061               0
International Equity                            20,225,631            0      20,225,631               0
Japan OTC                                          599,720     (599,720)              0         (25,920)
Emerging Markets                                    29,641      (29,641)              0        (230,338)
Post-Venture Capital                                 1,756       (1,756)              0         (31,458)

     SPARX Investment & Research, USA, Inc. ('SPARX USA') serves as sub-investment adviser for the Japan OTC Fund. From its investment advisory fee, Warburg pays SPARX USA a fee at an annual rate of .625% of the average daily net assets of the Japan OTC Fund. No compensation is paid by the Japan OTC Fund to SPARX USA for its sub-investment advisory services.

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the period or year ended October 31, 1995, administrative services fees earned by CFSI were as follows:

                   FUND                           CO-ADMINISTRATION FEE
-------------------------------------------   ------------------------------
Capital Appreciation                                    $  195,390
Emerging Growth                                            424,895
International Equity                                     2,022,563
Japan OTC                                                   47,978
Emerging Markets                                             2,372
Post-Venture Capital                                           140

     For its administrative services, PFPC currently receives a fee calculated at an annual rate of .10% of the average daily net assets of the Capital Appreciation Fund, the Emerging Growth Fund and the Post-Venture Capital Fund. For the International Equity Fund, the Japan OTC Fund and the Emerging Markets Fund, PFPC currently receives a fee calculated at an annual rate of .12% on each Fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08%

52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
on the next $250 million in average daily net assets, and .05% of the average daily net assets over $750 million.

     For the period or year ended October 31, 1995, administrative service fees earned and waived by PFPC were as follows:

                                                                                            NET
                  FUND                      CO-ADMINISTRATION FEE     WAIVER       CO-ADMINISTRATION FEE
-----------------------------------------   ---------------------    --------    -------------------------
Capital Appreciation                             $   195,390         $      0           $   195,390
Emerging Growth                                      424,895                0               424,895
International Equity                               1,386,283                0             1,386,283
Japan OTC                                             90,701          (26,746)               63,955
Emerging Markets                                       2,845           (2,845)                    0
Post-Venture Capital                                     140             (140)                    0

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Capital Appreciation Fund, the Emerging Growth Fund or the International Equity Fund to CSI for distribution services. For its shareholder servicing and distribution services, CSI currently receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares for the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund pursuant to a shareholder servicing and distribution plan adopted by each Fund. For the period or year ended October 31, 1995, distribution fees earned by CSI were as follows:

                   FUND                              DISTRIBUTION FEE
-------------------------------------------   ------------------------------
Japan OTC                                                $119,941
Emerging Markets                                            5,926
Post-Venture Capital                                          351

3. INVESTMENTS IN SECURITIES

     For the period or year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) were as follows:

                           FUND                                 PURCHASES          SALES
-----------------------------------------------------------   --------------    ------------
Capital Appreciation                                          $  299,741,274    $269,962,070
Emerging Growth                                                  532,722,466     336,581,792
International Equity                                           1,457,609,458     735,613,078
Japan OTC                                                        189,768,420      36,507,703
Emerging Markets                                                   7,181,659       1,297,140
Post-Venture Capital                                               2,714,501         222,270

                                                                              53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

     At October 31, 1995, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                             NET UNREALIZED
                                         UNREALIZED        UNREALIZED         APPRECIATION
               FUND                     APPRECIATION      DEPRECIATION       (DEPRECIATION)
-----------------------------------     ------------      -------------      --------------
Capital Appreciation                    $ 45,397,319      $  (3,203,157)      $ 42,194,162
Emerging Growth                          144,909,782         (9,681,675)       135,228,107
International Equity                     260,125,513       (171,560,066)        88,565,447
Japan OTC                                  6,205,079         (7,100,852)          (895,773)
Emerging Markets                             341,944           (352,944)           (11,000)
Post-Venture Capital                         233,929            (69,488)           164,441

4. FORWARD FOREIGN CURRENCY CONTRACTS

     The International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.





54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

At October 31, 1995, the International Equity Fund and the Japan OTC Fund had the following open forward foreign currency contracts:


                                         INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------
                                         FOREIGN                                              UNREALIZED
 FORWARD CURRENCY      EXPIRATION        CURRENCY          CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          TO BE SOLD          AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------

French Francs           11/15/95         260,000,000     $ 52,170,074     $ 53,253,590       $ (1,083,516)
French Francs           11/16/95         122,216,250       25,050,833       25,032,515             18,318
German Marks            11/16/95         110,000,000       78,272,317       78,263,963              8,354
German Marks            05/17/96          78,928,380       55,400,000       56,652,584         (1,252,584)
Japanese Yen            03/21/96       5,547,240,000       57,000,000       55,475,507          1,524,493
Japanese Yen            03/21/96       4,764,377,500       47,298,496       47,646,443           (347,947)
Japanese Yen            03/21/96       4,764,377,500       47,276,203       47,646,443           (370,240)
Japanese Yen            03/21/96       1,385,445,000       13,761,286       13,855,226            (93,940)
Japanese Yen            05/13/96       8,731,990,000      109,000,000       88,008,212         20,991,788
Japanese Yen            05/16/96       9,247,700,000      110,000,000       93,246,752         16,753,248
Japanese Yen            05/16/96       4,586,012,000       55,400,000       46,241,847          9,158,153
Japanese Yen            09/18/96       4,660,000,000       50,000,000       47,860,895          2,139,105
                                                         ------------     ------------     ----------------
                                                         $700,629,209     $653,183,977       $ 47,445,232
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------


                                         FOREIGN
                                         CURRENCY                                             UNREALIZED
 FORWARD CURRENCY      EXPIRATION         TO BE            CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          PURCHASED           AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------

German Marks            11/16/95          34,500,000     $ 25,050,828     $ 24,546,425       $   (504,403)
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------

                                              JAPAN OTC FUND
-----------------------------------------------------------------------------------------------------------
                                         FOREIGN                                              UNREALIZED
 FORWARD CURRENCY      EXPIRATION        CURRENCY          CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          TO BE SOLD          AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------

Japanese Yen            11/30/95      12,567,400,000     $124,000,000     $123,536,813       $    463,187
Japanese Yen            11/30/95       2,027,000,000       20,000,000       19,925,293             74,707
Japanese Yen            11/30/95       1,520,250,000       15,000,000       14,943,969             56,031
                                                         ------------     ------------     ----------------
                                                         $159,000,000     $158,406,075       $    593,925
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------

                                                                              55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

5. EQUITY SWAP TRANSACTIONS

     The International Equity Fund (the 'Fund') entered into a Taiwanese equity swap agreement (which represents approximately .005% of the Fund's net assets at October 31, 1995) dated August 11, 1995, where the Fund receives a quarterly payment, representing the total return (defined as market appreciation and dividend income) on a basket of three Taiwanese common stocks ('Common Stocks'). In return, the Fund pays quarterly the Libor rate (London Interbank Offered
Rate), plus 1.25% per annum (7.125% on October 31, 1995) on the initial stock purchase amount ('Notional amount') of $12,000,000. The Notional amount is marked to market on each quarterly reset date. In the event that the Common Stocks decline in value, the Fund will be required to pay quarterly, the amount of any depreciation in value from the notional amount. The equity swap agreement will terminate on August 11, 1996.

     During the term of the equity swap transaction, changes in the value of the Common Stocks as compared to the Notional amount is recognized as unrealized gain or loss. Dividend income for the Common Stocks are recorded on the ex-dividend date. Interest expense is accrued daily. At October 31, 1995, the Fund has recorded an unrealized gain of $502,018 and interest payable of $192,375 on the equity swap transaction.





56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

     The Capital Appreciation Fund is authorized to issue three billion of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Series 2 Shares (the Advisor Shares). The Emerging Growth Fund, the International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund are designated as Series 2 Shares (the Advisor Shares).

     Transactions in shares of each Fund were as follows:


                                      CAPITAL APPRECIATION FUND                                    EMERGING GROWTH FUND
                           Common Shares                   Advisor Shares                    Common Shares           Advisor Shares
                   -----------------------------     ---------------------------     ------------------------------  --------------
                                  For the Year Ended October 31,                             For the Year Ended October 31,
                   -------------------------------------------------------------     ----------------------------------------------
                        1995             1994            1995            1994             1995              1994           1995
                    ------------     ------------     -----------     -----------     -------------     ------------    -----------

Shares sold            6,020,619        2,958,494         201,782         290,193         9,808,362        6,133,751     3,172,686
Shares issued to
  shareholders on
  reinvestment of
  dividends              850,478          920,210          46,554          61,526                 0          506,720             0
Shares redeemed       (3,638,974)      (3,126,497)       (110,027)       (460,020)       (4,294,179)      (2,859,413)     (383,922)
                    ------------     ------------     -----------     -----------     -------------     ------------    -----------
Net increase
  (decrease) in
  shares
  outstanding          3,232,123          752,207         138,309        (108,301)        5,514,183        3,781,058     2,788,764
                    ------------     ------------     -----------     -----------     -------------     ------------   -----------
                    ------------     ------------     -----------     -----------     -------------     ------------   -----------
Proceeds from sale
  of shares         $ 85,992,655     $ 41,570,590     $ 2,970,800     $ 4,046,941     $ 256,886,928     $132,922,995   $78,682,150
Reinvested
  dividends           10,670,876       12,945,690         575,876         863,477                 0       11,015,146             0
Net asset value of
  shares redeemed    (51,907,650)     (43,449,501)     (1,551,821)     (6,401,999)     (106,777,032)     (61,126,667)   (9,503,812)
                    ------------     ------------     -----------     -----------     -------------     ------------   -----------
Net increase
  (decrease) from
  capital share
  transactions      $ 44,755,881     $ 11,066,779     $ 1,994,855     $(1,491,581)    $ 150,109,896     $ 82,811,474   $69,178,338
                    ------------     ------------     -----------     -----------     -------------     ------------   -----------
                    ------------     ------------     -----------     -----------     -------------     ------------   -----------



                         1994
                     ------------
Shares sold             2,233,737
Shares issued to
  shareholders on
  reinvestment of
  dividends                80,473
Shares redeemed          (517,898)
                     ------------
Net increase
  (decrease) in
  shares
  outstanding           1,796,312
                     ------------
                     ------------
Proceeds from sale
  of shares          $ 47,890,275
Reinvested
  dividends             1,743,241
Net asset value of
  shares redeemed     (10,641,050)
                     ------------
Net increase
  (decrease) from
  capital share
  transactions       $ 38,992,466
                     ------------
                     ------------

                                                                              57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (CONT'D)


                                                                                                 EMERGING MARKETS FUND
                                           INTERNATIONAL EQUITY FUND                        Common Shares    Advisor Shares
                                 Common Shares                     Advisor Shares          ---------------  -----------------
                        --------------------------------    ----------------------------             For the Period
                                         For the Year Ended October 31,                            December 30, 1994
                        ----------------------------------------------------------------      (Commencement of Operations)
                             1995              1994             1995            1994            through October 31, 1995
                        --------------    --------------    ------------    ------------   ----------------------------------
Shares sold                 68,096,606        64,218,907       7,225,150       7,956,088         694,008               22
Shares issued to
  shareholders on
  reinvestment of
  dividends                  2,623,005           147,031         346,377           6,879           1,267                0
Shares redeemed            (38,317,625)      (11,861,720)       (770,753)       (795,406)       (104,480)               0
                        --------------    --------------    ------------    ------------   ---------------          -----
Net increase
  (decrease) in
  shares outstanding        32,401,986        52,504,218       6,800,774       7,167,561         590,795               22
                        --------------    --------------    ------------    ------------   ---------------          -----
                        --------------    --------------    ------------    ------------   ---------------          -----
Proceeds from sale of
  shares                $1,251,776,887    $1,275,306,263    $131,585,072    $155,433,660     $ 7,753,651        $     257
Reinvested dividends        48,487,109         2,820,903       6,385,868         129,869          13,802                0
Net asset value of
  shares redeemed         (701,310,424)     (233,614,600)    (14,287,779)    (15,435,478)     (1,191,160)               0
                        --------------    --------------    ------------    ------------   ---------------          -----
Net increase
  (decrease) from
  capital share
  transactions          $  598,953,572    $1,044,512,566    $123,683,161    $140,128,051     $ 6,576,293        $     257
                        --------------    --------------    ------------    ------------   ---------------          -----
                        --------------    --------------    ------------    ------------   ---------------          -----

7. NET ASSETS

     Net Assets at October 31, 1995, consisted of the following:

                                                                          CAPITAL           EMERGING
                                                                     APPRECIATION FUND    GROWTH FUND
                                                                     -----------------    ------------

Capital contributed, net                                               $ 173,327,827      $479,035,241
Accumulated net investment income (loss)                                           0                0
Accumulated net realized gain (loss) from security transactions           31,648,355       40,302,640
Net unrealized appreciation (depreciation) from investments and
  foreign currency related items                                          42,329,683      135,424,730
                                                                     -----------------    ------------
Net assets                                                             $ 247,305,865      $654,762,611
                                                                     -----------------    ------------
                                                                     -----------------    ------------

58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             JAPAN OTC FUND
                         Common Shares                            Advisor Shares
             -------------------------------------     -------------------------------------
                                   For the Period                            For the Period     POST-VENTURE CAPITAL FUND
                                   September 30,                             September 30,          Common Shares
                                        1994                                      1994            ------------------
                                  (Commencement of                          (Commencement of        For the Period
                 For the            Operations)            For the            Operations)          September 29, 1995
                Year Ended            through             Year Ended            through         (Commencement of Operations)
             October 31, 1995     October 31, 1994     October 31, 1995     October 31, 1994      through October 31, 1995
             ----------------     ----------------     ----------------     ----------------    --------------------------

                 22,809,795            2,025,697               0                    15                  273,510
                          0                    0               0                     0                        0
                 (5,180,432)             (18,605)              0                     0                     (473)
                                                              --
             ----------------     ----------------                               -----           ------------------
                 17,629,363            2,007,092               0                    15                  273,037
                                                              --
                                                              --
             ----------------     ----------------                               -----           ------------------
             ----------------     ----------------                               -----           ------------------
               $200,565,875         $ 20,287,008              $0                  $150               $2,792,203
                          0                    0               0                     0                        0
                (44,871,674)            (185,101)              0                     0                   (4,887)
                                                              --
             ----------------     ----------------                               -----           ------------------
               $155,694,201         $ 20,101,907              $0                  $150               $2,787,316
                                                              --
                                                              --
             ----------------     ----------------                               -----           ------------------
             ----------------     ----------------                               -----           ------------------



                   Advisor Shares
               ---------------------
                        19
                         0
                         0
                     -----
                        19
                     -----
                     -----
                 $     200
                         0
                         0
                     -----
                 $     200
                     -----
                     -----

         INTERNATIONAL        EMERGING                          POST-VENTURE
          EQUITY FUND       MARKETS FUND     JAPAN OTC FUND     CAPITAL FUND
         --------------     ------------     --------------     ------------

         $2,271,007,433      $6,677,550       $175,619,527       $2,887,516
            19,124,669           10,218          7,821,209              356
           (40,671,086 )        102,219         (4,640,787)         (26,884)
           136,482,831           (9,058)          (230,467)         164,441
         --------------     ------------     --------------     ------------
         $2,385,943,847      $6,780,929       $178,569,482       $3,025,429
         --------------     ------------     --------------     ------------
         --------------     ------------     --------------     ------------

                                                                              59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

8. CAPITAL LOSS CARRYOVER

     At October 31, 1995, the International Equity Fund, the Japan OTC Fund and the Post-Venture Capital Fund had capital loss carryovers of $40,671,086, $4,629,196 and $26,884, respectively, expiring in 2003 to offset possible future capital gains of each Fund.

9. OTHER FINANCIAL HIGHLIGHTS

     Each Fund currently offers one other class of shares, Common Shares, representing equal prorata interests in each of the respective Warburg Pincus Equity Funds. The financial highlights for a Common Share of each Fund are as follows:


                                                                      Capital Appreciation Fund
                                                        ------------------------------------------------------
                                                                            Common Shares
                                                        ------------------------------------------------------
                                                                    For the Year Ended October 31,
                                                        ------------------------------------------------------
                                                         1995        1994        1993        1992        1991
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF YEAR                      $14.29      $15.32      $13.30      $12.16      $ 9.78
                                                        ------      ------      ------      ------      ------
     Income from Investment Operations:
     Net Investment Income                                 .04         .04         .05         .04         .15
     Net Gain on Securities (both
       realized and unrealized)                           3.08         .17        2.78        1.21        2.41
                                                        ------      ------      ------      ------      ------
          Total from Investment Operations                3.12         .21        2.83        1.25        2.56
                                                        ------      ------      ------      ------      ------
     Less Distributions:
     Dividends from Net Investment Income                 (.04)       (.05)       (.05)       (.06)       (.18)
     Distributions from Capital Gains                     (.98)      (1.19)       (.76)       (.05)        .00
                                                        ------      ------      ------      ------      ------
          Total Distributions                            (1.02)      (1.24)       (.81)       (.11)       (.18)
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR                            $16.39      $14.29      $15.32      $13.30      $12.16
                                                        ------      ------      ------      ------      ------
                                                        ------      ------      ------      ------      ------

Total Return                                             24.05%       1.65%      22.19%      10.40%      26.39%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                          $235,712    $159,346    $159,251    $117,900    $115,191

Ratios to average daily net assets:
     Operating expenses                                   1.12%       1.05%       1.01%       1.06%       1.08%
     Net investment income                                 .31%        .26%        .30%        .41%       1.27%
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                .00%        .01%        .00%        .01%        .00%

Portfolio Turnover Rate                                 146.09%      51.87%      48.26%      55.83%      39.50%



60
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
--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.06
Long-term capital gain                                       .96

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 100.00%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                         Emerging Growth Fund
                                                        ------------------------------------------------------
                                                                            Common Shares
                                                        ------------------------------------------------------
                                                                    For the Year Ended October 31,
                                                        ------------------------------------------------------
                                                         1995        1994        1993        1992        1991
                                                        ------      ------      ------      ------      ------

NET ASSET VALUE, BEGINNING OF YEAR                      $22.38      $23.74      $18.28      $16.97      $10.83
                                                        ------      ------      ------      ------      ------
     Income from Investment Operations:
     Net Investment Income (Loss)                         (.05)       (.06)       (.10)       (.03)        .05
     Net Gain on Securities (both
       realized and unrealized)                           7.64         .06        5.93        1.71        6.16
                                                        ------      ------      ------      ------      ------
          Total from Investment Operations                7.59         .00        5.83        1.68        6.21
                                                        ------      ------      ------      ------      ------
     Less Distributions:
     Dividends from Net Investment Income                  .00         .00         .00        (.01)       (.07)
     Distributions from Capital Gains                      .00       (1.36)       (.37)       (.36)        .00
                                                        ------      ------      ------      ------      ------
          Total Distributions                              .00       (1.36)       (.37)       (.37)       (.07)
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR                            $29.97      $22.38      $23.74      $18.28      $16.97
                                                        ------      ------      ------      ------      ------
                                                        ------      ------      ------      ------      ------

Total Return                                             33.91%        .16%      32.28%       9.87%      57.57%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                          $487,537    $240,664    $165,525    $99,562     $42,061

Ratios to average daily net assets:
     Operating expenses                                   1.26%       1.22%       1.23%       1.24%       1.25%
     Net investment income (loss)                         (.58%)      (.58%)      (.60%)      (.25%)       .32%
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                .00%        .04%        .00%        .08%        .47%

Portfolio Turnover Rate                                  84.82%      60.38%      68.35%      63.35%      97.69%



62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                      International Equity Fund
                                                        ------------------------------------------------------
                                                                            Common Shares
                                                        ------------------------------------------------------
                                                                    For the Year Ended October 31,
                                                        ------------------------------------------------------
                                                         1995        1994        1993        1992        1991
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF YEAR                      $20.51      $17.00      $12.22      $13.66      $11.81
                                                        ------      ------      ------      ------      ------
     Income from Investment Operations:
     Net Investment Income                                 .12         .09         .09         .15         .19
     Net Gain (Loss) on Securities and
       Foreign Currency Related Items (both
       realized and unrealized)                           (.67)       3.51        4.84       (1.28)       2.03
                                                        ------      ------      ------      ------      ------
          Total from Investment Operations                (.55)       3.60        4.93       (1.13)       2.22
                                                        ------      ------      ------      ------      ------
     Less Distributions:
     Dividends from Net Investment Income                 (.13)       (.04)       (.02)       (.16)       (.33)
     Distributions in Excess of
       Net Investment Income                               .00        (.01)        .00         .00         .00
     Distributions from Capital Gains                     (.53)       (.04)       (.13)       (.15)       (.04)
                                                        ------      ------      ------      ------      ------
          Total Distributions                             (.66)       (.09)       (.15)       (.31)       (.37)
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR                            $19.30      $20.51      $17.00      $12.22      $13.66
                                                        ------      ------      ------      ------      ------
                                                        ------      ------      ------      ------      ------

Total Return                                             (2.55%)     21.22%      40.68%      (8.44%)     19.42%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                          $2,068,207  $1,533,872  $378,661    $101,763    $72,553

Ratios to average daily net assets:
     Operating expenses                                   1.39%       1.44%       1.48%       1.49%       1.50%
     Net investment income                                 .69%        .19%        .38%        .88%       1.19%
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                .00%        .00%        .00%        .07%        .17%

Portfolio Turnover Rate                                  39.24%      17.02%      22.60%      53.29%      54.95%


TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.46
Long-term capital gain                                       .20

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                             Japan OTC Fund
                                                        ---------------------------------------------------------
                                                                              Common Shares
                                                        ---------------------------------------------------------
                                                                                             For the Period
                                                                                           September 30, 1994
                                                                                            (Commencement of
                                                            For the Year Ended            Operations) through
                                                             October 31, 1995               October 31, 1994
                                                        ---------------------------    --------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $    9.85                      $  10.00
                                                               -----------                    ----------
     Income from Investment Operations:
     Net Investment Income                                             .00                           .00
     Net Loss on Securities and Foreign Currency
       Related Items (both realized and unrealized)                   (.76)                         (.15)
                                                               -----------                    ----------
          Total from Investment Operations                            (.76)                         (.15)
                                                               -----------                    ----------
     Less Distributions:
     Dividends from Net Investment Income                              .00                           .00
     Distributions from Capital Gains                                  .00                           .00
                                                               -----------                    ----------
          Total Distributions                                          .00                           .00
                                                               -----------                    ----------
NET ASSET VALUE, END OF PERIOD                                   $    9.09                      $   9.85
                                                               -----------                    ----------
                                                               -----------                    ----------

Total Return                                                         (7.72%)                      (15.84%)*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                 $ 178,568                      $ 19,878

Ratios to average daily net assets:
     Operating expenses                                               1.41%                         1.00%*
     Net investment income (loss)                                     (.15%)                         .49%*
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                           1.35%                         4.96%*

Portfolio Turnover Rate                                              82.98%                          .00%

* Annualized



64
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
--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                         Emerging Markets Fund
                                                                                      ---------------------------
                                                                                             Common Shares
                                                                                      ---------------------------
                                                                                            For the Period
                                                                                           December 30, 1994
                                                                                           (Commencement of
                                                                                          Operations) through
                                                                                           October 31, 1995
                                                                                      ---------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                            $ 10.00
                                                                                                -------
     Income from Investment Operations:
     Net Investment Income                                                                          .08
     Net Gain on Securities and Foreign Currency Related Items (both
       realized and unrealized)                                                                    1.25
                                                                                                -------
          Total from Investment Operations                                                         1.33
                                                                                                -------
     Less Distributions:
     Dividends from Net Investment Income                                                          (.05)
     Distributions from Capital Gains                                                               .00
                                                                                                -------
          Total Distributions                                                                      (.05)
                                                                                                -------
NET ASSET VALUE, END OF PERIOD                                                                  $ 11.28
                                                                                                -------
                                                                                                -------

Total Return                                                                                      16.09%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                                $ 6,780

Ratios to average daily net assets:
     Operating expenses                                                                            1.00%*
     Net investment income                                                                         1.25%*
     Decrease reflected in above operating expense ratio due to
      waivers/reimbursements                                                                      11.08%*

Portfolio Turnover Rate                                                                           69.12%*

* Annualized

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.05

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                       Post-Venture Capital Fund
                                                                                      ---------------------------
                                                                                             Common Shares
                                                                                      ---------------------------
                                                                                            For the Period
                                                                                          September 29, 1995
                                                                                           (Commencement of
                                                                                          Operations) through
                                                                                           October 31, 1995
                                                                                      ---------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                            $ 10.00
                                                                                                -------
     Income from Investment Operations:
     Net Investment Income                                                                          .00
     Net Gain on Securities (both realized and unrealized)                                          .69
                                                                                                -------
          Total from Investment Operations                                                          .69
                                                                                                -------
     Less Distributions:
     Dividends from Net Investment Income                                                           .00
     Distributions from Capital Gains                                                               .00
                                                                                                -------
          Total Distributions                                                                       .00
                                                                                                -------
NET ASSET VALUE, END OF PERIOD                                                                  $ 10.69
                                                                                                -------
                                                                                                -------

Total Return                                                                                       6.90%+

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                                $ 3,024

Ratios to average daily net assets:
     Operating expenses                                                                            1.65%*
     Net investment income                                                                          .25%*
     Decrease reflected in above operating expense ratio due to
      waivers/reimbursements                                                                      23.76%*

Portfolio Turnover Rate                                                                           16.90%*

* Annualized
+ Non-annualized



66
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